                                 EXHIBIT 10.51

                                                            [EXECUTION COPY]




================================================================================

                                 --------------

                            REIMBURSEMENT AGREEMENT

                                 --------------

                          Dated as of October 1, 1994



                                     AMONG



                            DUQUESNE LIGHT COMPANY,


                            SWISS BANK CORPORATION,
                                NEW YORK BRANCH,
                                  as LOC Bank


                                  UNION BANK,
                             as Administrating Bank


                            SWISS BANK CORPORATION,
                                NEW YORK BRANCH,
                             as Administrating Bank


                                      AND


                      THE PARTICIPATING BANKS NAMED HEREIN




================================================================================

                               TABLE OF CONTENTS
                               -----------------


Section                                                                   Page
-------                                                                   ----
  1.       Definitions .................................................     2
  2.       Reimbursement and Advances
           (a)  Reimbursement on Demand.................................    17
           (b)  Reimbursement Upon the Occurrence                           17
                of Certain Events.......................................    17
           (c)  Advances................................................    18
           (d)  Application of Payments.................................    20
           (e)  Interest on Advances....................................    21
           (f)  Conversion of Advances..................................    22
           (g)  Other Terms Relating to the Making
                and Conversion of Advances..............................    23
           (h)  Repayment of Advances...................................    24
           (i)  Prepayment of Advances..................................    25
           (j)  Default Interest........................................    25
           (k)  Evidence of Indebtedness................................    25
  3.       Fees.........................................................    25
  4.       Change in Circumstances; Yield Protection....................    26
  5.       Participations...............................................    31
  6.       Payments.....................................................    39
  7.       Issuance of the Letters of Credit; Conditions
           Precedent to Issuance and Advances...........................    40
  8.       Adjustment of Maximum Drawing Amounts and
           Maximum Available Credit Amounts; Terms of
           Drawing......................................................    45
  9.       Obligations Absolute.........................................    45
  10.      Representations and Warranties...............................    46
           (a)  Corporate Existence and Power...........................    46
           (b)  Corporate Authorization.................................    47
           (c)  No Violation, Etc.......................................    47
           (d)  Governmental Actions....................................    47
           (e)  Execution and Delivery..................................    49
           (f)  Litigation..............................................    49
           (g)  Material Adverse Change.................................    50
           (h)  ERISA...................................................    50
           (i)  Tax Returns.............................................    51
           (j)  Facility Leases.........................................    51


Section                                                                   Page
-------                                                                   ----
  11.      Affirmative Covenants........................................    51
           (a)   Preservation of Corporate
                  Existence, Etc........................................    51
           (b)   Compliance with Laws, Etc..............................    52
           (c)   Maintenance of Insurance, Etc..........................    52
           (d)   Visitation Rights......................................    53
           (e)   Keeping of Books.......................................    53
           (f)   Maintenance of Properties..............................    53
           (g)   Reporting Requirements.................................    53
           (h)   Maintenance of Equity..................................    56
           (i)   Cash Coverage Ratio....................................    56
           (j)   Consolidated Net Worth.................................    56
           (k)   Line of Credit.........................................    56
           (l)   Bond Ratings...........................................    57
  12.      Negative Covenants...........................................    57
           (a)   Compliance With ERISA..................................    57
           (b)   Assignment or Amendment of
                 Transaction Documents, Financing
                 Documents or Refinancing Documents.....................    57
  13.      Reimbursement Events of Default..............................    57
  14.      Amendments and Waivers.......................................    60
  15.      Notices......................................................    61
  16.      No Waiver; Remedies..........................................    61
  17.      Right of Setoff..............................................    62
  18.      Continuing Obligation........................................    63
  19.      Extension of Letters of Credit...............................    63
  20.      Limited Liability of the Banks...............................    64
  21.      Costs, Expenses and Taxes....................................    65
  22.      Indemnification..............................................    66
  23.      Sales of Participations......................................    67
  24.      Administrating Banks.........................................    68
  25.      Severability.................................................    70
  26.      Governing Law................................................    71
  27.      Relations of Parties.........................................    71
  28.      Headings and Table of Contents...............................    71
  29.      Counterparts and Effectiveness...............................    71

SCHEDULE 1     Beneficiaries and Amounts of Letters of Credit to be Issued

SCHEDULE 2     Participation Percentages

SCHEDULE 3     Applicable Lending Offices


EXHIBIT A  Form of Irrevocable Transferable Letter of Credit Issued to Owner
           Participants that are not Limited Partnerships

           Exhibit 1 to Exhibit A
           Exhibit 2 to Exhibit A
           Exhibit 3 to Exhibit A
           Exhibit 4 to Exhibit A
           Exhibit 5 to Exhibit A
           Exhibit 6 to Exhibit A
           Exhibit 7 to Exhibit A
           Schedule I to Exhibit A
           Schedule II to Exhibit A
           Schedule III to Exhibit A
           Schedule IV to Exhibit A

EXHIBIT B  Form of Irrevocable Transferable Letter of Credit Issued to Owner
           Participants that are Limited Partnerships

           Exhibit 1 to Exhibit B
           Exhibit 2 to Exhibit B
           Exhibit 3 to Exhibit B
           Exhibit 4 to Exhibit B
           Exhibit 5 to Exhibit B
           Exhibit 6 to Exhibit B
           Exhibit 7 to Exhibit B
           Exhibit 8 to Exhibit B
           Exhibit 9 to Exhibit B
           Exhibit 10 to Exhibit  B
           Exhibit 11 to Exhibit  B
           Exhibit 12 to Exhibit  B
           Exhibit 13 to Exhibit  B

           Exhibit 14 to Exhibit  B
           Schedule I to Exhibit  B
           Schedule II to Exhibit B
           Schedule III to Exhibit B
           Schedule IV to Exhibit B

EXHIBIT C  Form of Notice of Drawing

EXHIBIT D  Form of Opinion of Chief Counsel for the Company

EXHIBIT E  Form of Opinion of Special New York Counsel for the Company

EXHIBIT F  Form of Opinion of Special Nuclear Regulatory Commission Counsel for
           the Company

EXHIBIT G  Form of Opinion of Special New York Counsel for the LOC Bank and the
           Administrating Banks

EXHIBIT H  Form of Opinion of Swiss Counsel for the LOC Bank

EXHIBIT I  Form of Assignment Agreement

                            REIMBURSEMENT AGREEMENT

      REIMBURSEMENT AGREEMENT, dated as of October 1, 1994, among DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "COMPANY"); SWISS BANK CORPORATION, NEW YORK BRANCH ("SWISS BANK CORPORATION"), as the issuing bank (the "LOC BANK"); UNION BANK, a California banking corporation, and SWISS BANK CORPORATION, as the administrating banks (each, an "ADMINISTRATING BANK" and, collectively, the "ADMINISTRATING BANKS", with any reference to "UNION BANK" or "SWISS BANK CORPORATION" (except as otherwise required) being in its capacity as an Administrating Bank); and the banks listed on the signature pages hereof under the heading "Participating Banks" (each, a "PARTICIPATING BANK" and, collectively, the "PARTICIPATING BANKS").

      WHEREAS the Company has entered into seven Participation Agreements dated as of September 15, 1987, each among (i) the Company, (ii) The First National Bank of Boston, for itself and as Owner Trustee (the "OWNER TRUSTEE"), (iii) the Original Loan Participants, (iv) Funding Corp., (v) The Bank of New York (successor to Irving Trust Company), for itself and as Indenture Trustee, and
(vi) one of Beaver Valley Two Omega Limited Partnership, Beaver Valley Two Tau Limited Partnership, Mission Funding Gamma Investment Company (successor to Associated Southern Investment Company), Beaver Valley Leasing Corporation, Palo Verde Leasing Corporation, PNC Commercial Corp. and Resources Capital Financing Corporation (successor to Public Service Resources Corporation), as applicable, as Owner Participant (each, an "OWNER PARTICIPANT" and, collectively, the "OWNER PARTICIPANTS"), and each relating to the acquisition of an undivided interest in Beaver Valley Power Station Unit No. 2, located in Shippingport Borough, Beaver County, Pennsylvania ("UNIT 2"), through a trust for the benefit of each such Owner Participant, as amended by Amendment No. 1, dated as of December 1, 1987, Amendment No. 2, dated as of March 1, 1988, Amendment No. 3, dated as of November 15, 1992, and Amendment No. 4, dated as of September 1, 1994 (each Participation Agreement as so amended, a "PARTICIPATION AGREEMENT" and, collectively, the "PARTICIPATION AGREEMENTS"), which interest has been leased to the Company pursuant to a Facility Lease, dated as of September 15, 1987, between the Owner Trustee and the Company and for the benefit of such Owner Participant, as amended by Amendment No. 1, dated as of December 1, 1987, Amendment No. 2, dated as of November 15, 1992, and Amendment No. 3, dated as of September 1, 1994 (each such Facility Lease, as so amended, a "FACILITY LEASE" and, collectively, the "FACILITY LEASES");

      WHEREAS certain Owner Participants are limited partnerships comprised of one or more general partners (each a "GENERAL PARTNER") and one limited partner (a "LIMITED PARTNER");

      WHEREAS on August 4, 1992, Swiss Bank Corporation issued letters of credit (the "OLD LETTERS OF CREDIT") to the Owner Participants on the terms and subject to the conditions set forth in the Reimbursement Agreement, dated as of July 15, 1992 (the "OLD REIMBURSEMENT AGREEMENT"), among the Company, the LOC Bank, the Administrating Banks and certain other parties; and

      WHEREAS the Company has requested that the LOC Bank issue (i) to each Owner Participant that is not a limited partnership an irrevocable letter of credit substantially in the form of Exhibit A hereto (an "OP LETTER OF CREDIT") and (ii) to each Owner Participant that is a limited partnership an irrevocable letter of credit substantially in the form of Exhibit B hereto (an "LP LETTER OF CREDIT"), to replace the Old Letters of Credit;

      NOW, THEREFORE, the LOC Bank, the Administrating Banks, the Participating Banks and the Company hereby agree as follows:

      SECTION 1. DEFINITIONS.

      (a) Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned thereto in Appendix A to the Participation Agreements. The following terms, as used herein, have the following respective meanings:

           "ACTUAL INTEREST EXPENSE" has the meaning set forth in Section 11(i) hereof.

           "ADMINISTRATING BANKS" has the meaning set forth in the first paragraph of this Agreement.

           "ADVANCE" means any DLE Initial Advance, DLE Term Advance, EOD Term Advance or EOL Advance, and "ADVANCES" means DLE Initial Advances, DLE Term Advances, EOD Term Advances and EOL Advances collectively.

           "AGREEMENT" means this Reimbursement Agreement, as the same may from time to time be amended, supplemented or modified in accordance with its terms.


           "APPLICABLE LENDING OFFICE" means, with respect to each Participating Bank, (i)(A) such Participating Bank's "Domestic Lending Office" in the case of a Reference Rate Advance and (B) such Participating Bank's "Eurodollar Lending Office" in the case of a Eurodollar Rate Advance, in each case as specified opposite such

      Participating Bank's name on Schedule 3 hereto (in the case of a Participating Bank initially party to this Agreement) or in the Assignment Agreement pursuant to which such Participating Bank became a Participating Bank (in the case of any other Participating Bank), or (ii) such other office or affiliate of such Participating Bank as such Participating Bank may from time to time specify to the Company and the Administrating Banks.

           "ASSIGNMENT AGREEMENT" means an assignment and acceptance agreement entered into by a Participating Bank and a financial institution, and accepted by the Administrating Banks, in substantially the form of Exhibit I hereto.

           "BANK" means the LOC Bank or any Participating Bank.

           "BORROWING" means a borrowing consisting of Advances of the same Type and Interest Period made on the same day by the Participating Banks, ratably in accordance with their respective Participation Percentages. A Borrowing may be referred to herein as being a "TYPE" of Borrowing, corresponding to the Type of Advances comprising such Borrowing. For purposes of this Agreement, all Advances made as, or Converted to, the same Type and Interest Period on the same day shall be deemed a single Borrowing until repaid or next Converted.

           "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California, New York, New York, Pittsburgh, Pennsylvania or Boston, Massachusetts are authorized or required by law to close, and, if the applicable Business Day relates to any Eurodollar Rate Advance, is a day on which dealings are carried on in the London interbank market.

           "CASH COVERAGE RATIO" has the meaning set forth in Section 11(i) hereof.

           "CODE" means the United States Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder.

           "COMPANY" has the meaning set forth in the first paragraph of this Agreement.

           "CONSOLIDATED CAPITALIZATION" means the consolidated common shareholders' equity and preference and preferred stock of the

      Company and its Subsidiaries and all Indebtedness of the Company and its Subsidiaries.

           "CONSOLIDATED COMMON EQUITY" means the consolidated common stockholders' equity and nonredeemable preference and preferred stock of the Company and its Subsidiaries (in each case as determined on the basis of the accounting principles used in the preparation of the most recent balance sheet of the Company delivered pursuant to Section 10(b)(1)(i)(A) of the Participation Agreements), but excluding Disqualified Intangible Assets.

           "CONSOLIDATED NET WORTH" means, as at any date of determination, the sum of the common stock plus redeemable and nonredeemable preferred and preference stock plus additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Company and its Subsidiaries on a consolidated basis.

           "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

           "CONVERSION", "CONVERT" or "CONVERTED" each refers to a conversion of Advances pursuant to Section 2(f) hereof, including, but not limited to any selection of a longer or shorter Interest Period to be applicable to such Advances or any conversion of an Advance as described in Section 2(f)(iv) hereof.

           "DATE OF EARLY TERMINATION" with respect to a Letter of Credit has the meaning set forth in such Letter of Credit.

           "DATE OF ISSUANCE" has the meaning set forth in Section 7(a) hereof.


      "DEEMED LOSS EVENT" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "DEFAULTING PARTICIPATING BANK" has the meaning set forth in Section 5(b) hereof.

           "DEFAULT RATE" means a fluctuating interest rate equal at all times to 2% per annum above the Reference Rate in effect from time to time.

           "DESIGNATED GENERAL PARTNER" with respect to an Owner Participant that is a limited partnership means the General Partner of such Owner Participant specified as the Designated General Partner in the LP Letter of Credit issued to such Owner Participant.

           "DISQUALIFIED INTANGIBLE ASSETS" means Intangible Assets in respect of which (a) no offsetting accounting entry has been made to a liability account, (b) there is no existing order of the PPUC allowing such assets to be recovered in rates and (c) there exists no prior and continuing practice of the PPUC relating to similar assets on the basis of which the Company reasonably expects that such assets will be recovered in rates; provided that, notwithstanding the foregoing, in the case of Intangible Assets in respect of which there does exist such a practice, such assets shall constitute Disqualified Intangible Assets to the extent that such assets exceed 1% of the consolidated assets of the Company and its Subsidiaries.

           "DLE INITIAL ADVANCE" has the meaning assigned to that term in
      Section 2(c)(iii) hereof, and refers to a Reference Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of DLE Initial Advance). The Type of a DLE Initial Advance may change from time to time when such DLE Initial Advance is Converted. For purposes of this Agreement, all DLE Initial Advances of a Participating Bank (or portions thereof) made as, or Converted to, the same Type and Interest Period on the same day shall be deemed a single DLE Initial Advance by such Participating Bank until repaid or next Converted.

           "DLE INITIAL ADVANCE REPAYMENT DATE" has the meaning assigned to that term in Section 2(b)(iv) hereof.


           "DLE TERM ADVANCE" has the meaning assigned to that term in Section 2(c)(iv) hereof, and refers to a Reference Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of DLE Term Advance). The Type of a DLE Term Advance may change from time to time when such DLE Term Advance is Converted. For purposes of this Agreement, all DLE Term Advances of a Participating Bank (or portions thereof) made as, or Converted to, the same Type and Interest Period on the same day shall be deemed a single DLE Term Advance by such Participating Bank until repaid or next Converted.

           "EOD TERM ADVANCE" has the meaning assigned to that term in Section 2(c)(i) hereof, and refers to a Reference Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of EOD Term Advance). The Type of an EOD Term Advance may change from time to time when such EOD Term Advance is Converted. For purposes of this Agreement, all EOD Term Advances of a Participating Bank (or portions thereof) made as, or Converted to, the same Type and Interest Period on the same day shall be deemed a single EOD Term Advance by such Participating Bank until repaid or next Converted.

           "EOD PAYMENT" has the meaning assigned to that term in Section 2(c)(i) hereof.

           "EOD REIMBURSEMENT DATE" has the meaning assigned to that term in
      Section 2(b)(ii) hereof.

           "EOL ADVANCE" has the meaning assigned to that term in Section 2(c)(ii) hereof, and refers to a Reference Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of EOL Advance). The Type of an EOL Advance may change from time to time when such EOL Advance is Converted. For purposes of this Agreement, all EOL Advances of a Participating Bank (or portions thereof) made as, or Converted to, the same Type and Interest Period on the same day shall be deemed a single EOL Advance by such Participating Bank until repaid or next Converted.

           "EOL ADVANCE REPAYMENT DATE" has the meaning assigned to that term in
      Section 2(b)(iii) hereof.


           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

           "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

           "EURODOLLAR APPLICABLE MARGIN" means, with respect to any drawing under a Letter of Credit and any Eurodollar Rate Advance subsequently made by the Participating Banks in order to reimburse such drawing (including any Advances resulting from the subsequent Conversion of such Eurodollar Rate Advance), (i) for the period commencing on the date of such drawing to and including the 90th day following such date, 0.625% per annum (provided, however, that such percentage shall be increased to 0.90% per annum in the event that, and at all times during which, the First Mortgage Bonds are rated below Baa3 and BBB- (or the then current equivalents) by both Moody's and S&P, respectively (or, in the event that Moody's and S&P shall cease to be in the business of issuing ratings of debt, such other nationally recognized rating agency mutually acceptable to the Required Banks and the Company), with such increase to be effective on the first date on which both such ratings shall have been issued by Moody's and S&P (or such other rating agency)), (ii) for the period following such 90th day to and including the 180th day following such date, 1.0% per annum, and (iii) for the period following such 180th day until the date that such Advance is due and payable, 1.50% per annum.

           "EURODOLLAR RATE" means for any Interest Period for any Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal at all times during such Interest Period to the sum of:

                (i) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in United States dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance made as part of such Borrowing and for a period equal to such Interest Period, plus

                (ii) the Eurodollar Applicable Margin in effect from time to time during such Interest Period.

      The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance made as part of the same Borrowing shall be determined by Union Bank on the basis of applicable rates furnished to and received by Union Bank from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Sections 2(g)(iii), 4(h) and 4(i).

           "EURODOLLAR RATE ADVANCE" means an Advance in respect of which the Company has selected in accordance with Section 2(e)(iii) hereof interest to be computed on the basis of the Eurodollar Rate.

           "EURODOLLAR RESERVE PERCENTAGE" of any Participating Bank for each Interest Period for each Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under Regulation D or other regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement, without benefit of or credit for proration, exemptions or offsets) for such Participating Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

           "EVENT OF DEFAULT" means, unless otherwise specified, an event defined as an Event of Default in any of the Participation Agreements.

           "EVENT OF LOSS" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "FACILITY LEASES" has the meaning set forth in the first recital clause of this Agreement.


           "FED FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Union Bank from three Federal funds brokers of recognized standing selected by Union Bank.

           "FEE LETTER" has the meaning assigned to that term in Section 3(b) hereof.

           "FINAL MATURITY DATE" means the date occurring 180 days after the Stated Expiration Date.

           "FINANCING DOCUMENTS" means, unless otherwise specified, all documents defined in any of the Participation Agreements as Financing Documents.

           "FIRST MORTGAGE BONDS" means mortgage bonds at any time issued by the Company pursuant to (i) the Trust Indenture dated as of August 1, 1947 between the Company and Mellon National Bank and Trust Company (now Mellon Bank N.A.), as trustee (the "TRUSTEE"), as presently amended and supplemented and as such Trust Indenture may be further amended or otherwise modified or supplemented from time to time, (ii) the Indenture of Mortgage and Deed of Trust dated as of April 1, 1992 of the Company to Mellon Bank, N.A., as presently amended and supplemented and as such Indenture may be further amended or otherwise modified or supplemented from time to time, or (iii) any other indenture providing for a first mortgage lien on any substantial part of the Company's real property.

           "FIXED ASSETS" means at any time total net plant including construction work in progress, as reported by the Company on its most recent consolidated balance sheet.


           "GENERAL PARTNER" with respect to an Owner Participant that is a limited partnership has the meaning set forth in the second recital clause of this Agreement.

           "INDEBTEDNESS" of any Person means at any date, without duplication, all (i) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) obligations under leases that shall be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (iii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) and (ii) above, (iv) liabilities in respect of unfunded vested benefits under Plans and (v) withdrawal liability incurred under ERISA by such Person or any of its Affiliates to any Multiemployer Plan.

           "INDENTURE" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "INDENTURE EVENT OF DEFAULT" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "INTANGIBLE ASSETS" means the consolidated intangible assets of the Company and its Subsidiaries determined on the basis of the accounting principles used in the preparation of the most recent balance sheet of the Company delivered pursuant to Section 10(b)(1)(i)(A) of the Participation Agreements.

           "INTEREST PERIOD" has the meaning assigned to that term in Section 2(e)(ii) hereof.

           "LETTER OF CREDIT" means an OP Letter of Credit or an LP Letter of Credit.

           "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title-retention agreement relating to such asset.

           "LIMITED PARTNER" with respect to an Owner Participant that is a limited partnership has the meaning set forth in the second recital clause of this Agreement.

           "LOC BANK" has the meaning set forth in the first paragraph of this Agreement.

           "LP LETTER OF CREDIT" has the meaning set forth in the fourth recital clause of this Agreement.

           "MAXIMUM AVAILABLE CREDIT AMOUNT" with respect to a Letter of Credit means, at any date, the Maximum Available Credit Amount as defined in such Letter of Credit.

           "MAXIMUM CREDIT AMOUNT" with respect to a Letter of Credit means, at any date, the Maximum Credit Amount as defined in such Letter of Credit.

           "MAXIMUM DRAWING AMOUNT" with respect to a Letter of Credit means, at any date, the Maximum Drawing Amount as defined in such Letter of Credit.

           "MOODY'S" means Moody's Investors Service, Inc., or any successor thereof.

           "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
      Section 4001(a)(3) of ERISA.

           "NONFINANCIAL EVENT OF DEFAULT" means an Event of Default pursuant to
      Section 15(iii), (iv), (v), (viii), (x) or (xii) of the Facility Leases, excluding, however, any Event of Default pursuant to Section 15(iv),
      (viii) or (xii) of the Facility Leases that results from (A) any failure of the Company to pay any amount when due or (B) any other failure or default by the Company that, in the opinion of the Required Banks, was caused by or is indicative of material financial difficulties of the Company.

           "NONPERFORMING PARTICIPATING BANK" has the meaning set forth in
      Section 5(j) hereof.

      "NOTES" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "NOTICE OF DRAWING" means a notice substantially in the form of Exhibit C hereto.

           "OLD REIMBURSEMENT AGREEMENT" has the meaning set forth in the third recital clause of this Agreement.

           "OP LETTER OF CREDIT" has the meaning set forth in the fourth recital clause of this Agreement.

           "OUTSTANDING" has the meaning assigned to that term in Appendix A to the Participation Agreements.

           "OWNER PARTICIPANT" has the meaning set forth in the first recital clause of this Agreement.

           "OWNER TRUSTEE" has the meaning set forth in the first recital clause of this Agreement.

           "PARTICIPANT" has the meaning set forth in Section 23(a) hereof.

           "PARTICIPATING BANKS" means (i) the banks whose names are listed on the signature pages hereof under the heading "Participating Banks" (other than any such bank all of the rights and obligations under this Agreement of which have been assigned to one or more financial institutions pursuant to Section 5(j) or Section 23 hereof or deemed purchased by the LOC Bank in accordance with Section 5(b) hereof and such purchase shall be continuing), (ii) the LOC Bank, if and so long as such deemed purchase shall have occurred and be continuing and (iii) any financial institution that becomes a party hereto pursuant to Section 5(j) or Section 23 hereof.

           "PARTICIPATION AGREEMENTS" has the meaning set forth in the first recital clause of this Agreement.

           "PARTICIPATION PERCENTAGE" means (i) with respect to a Participating Bank initially a party hereto, the percentage set forth opposite such Participating Bank's name on Schedule 2 hereto, except as provided in clauses (iii) and (iv) below, (ii) with respect to a Participating Bank that became a party hereto by operation of Section 5(j) or Section 23 hereof, the percentage interest assumed by such assignee Participating Bank as set forth in the Assignment Agreement, except as provided in clauses (iii) and (iv) below, (iii) with respect to any Participating Bank from which the LOC Bank shall have been deemed to have purchased a participation in accordance with Section 5(j) hereof, 0%, (iv) with respect to any Participating Bank described in clauses (i) and (ii) above, that assigns a percentage of its interests in accordance with Section 5(j) or Section 23 hereof, its participation percentage as reduced by the percentage interest so assigned and (v) with respect to the LOC Bank, if and so long as it is a Participating Bank, a percentage equal to the aggregate participation percentages of all Defaulting Participating Banks existing immediately prior to such Defaulting Participating Banks' payment default.

           "PARTICIPATION TRANSFER DATE" has the meaning set forth in Section 5(b) hereof.

           "PARTICIPATION TRANSFER PERIOD" has the meaning set forth in Section 5(b) hereof.

           "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

           "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, estate, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

           "PLAN" means at any time an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under
      Section 412 of the Code that is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.


           "PPUC" means the Pennsylvania Public Utility Commission, or any successor agency.

           "REFERENCE BANKS" means Swiss Bank Corporation and Union Bank, or any additional or substitute Participating Banks as may be selected from time to time to act as Reference Banks hereunder by the Administrating Banks, the Required Banks and the Company.

           "REFERENCE RATE" means a fluctuating interest rate per annum equal at all times to the highest of: (i) the rate of interest announced publicly by Union Bank in Los Angeles, California, from time to time, as the Union Bank Reference Rate; (ii) 1/2 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly by Union Bank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Union Bank from three New York certificate of deposit dealers of recognized standing selected by Union Bank, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and (iii) 1/2 of one percent per annum above the Fed Funds Rate. Each change in the Reference Rate shall take effect concurrently with any change in such rate referred to in clause (i) above, moving average, or Fed Funds Rate.

           "REFERENCE RATE ADVANCE" means an Advance in respect of which the Company has selected in accordance with Section 2(e)(i) hereof, or this Agreement otherwise provides for, interest to be computed on the basis of the Reference Rate.

           "REFINANCING DOCUMENTS" means, unless otherwise specified, all documents defined in any of the Participation Agreements as Refinancing Documents.

           "REIMBURSEMENT DEFAULT" means any event or condition that constitutes a Reimbursement Event of Default or that with the giving of notice or the lapse of time or both would, unless cured or waived, become a Reimbursement Event of Default.


      "REIMBURSEMENT EVENT OF DEFAULT" has the meaning set forth in Section 13 hereof.

           "REQUIRED BANKS" means at any time Participating Banks whose aggregate Participation Percentages are equal to at least 66-2/3% at such time.

           "S&P" means Standard & Poor's Ratings Group or any successor thereof.

           "STATED EXPIRATION DATE" means October 2, 1999 or such later date to which the Stated Expiration Date is extended in accordance with Section 19 hereof.

           "SUBSIDIARY" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by the Company or one or more Subsidiaries, or by the Company and one or more Subsidiaries.

           "TAX" and "TAXES" have the meanings set forth in Section 4(d) hereof.

           "TERMINATION DATE" with respect to a Letter of Credit means the earliest of (i) in the case of an OP Letter of Credit, (A) 9:05 a.m., New York City time, on the Date of Early Termination applicable to such Letter of Credit, (B) 3:00 p.m., New York City time, on the date on which the Owner Participant to which such Letter of Credit is issued surrenders such Letter of Credit for cancellation to the LOC Bank as provided therein, (C) 3:00 p.m., New York City time, on the date on which the LOC Bank pays an OP Final Draw (as defined in such Letter of Credit) and (D) 3:00 p.m., New York City time, on either (1) the Stated Expiration Date or (2) if a draft and certificate all in strict conformity with the terms and conditions of such Letter of Credit are presented after 9:05 a.m., New York City time, but prior to 3:00 p.m., New York City time, on the Stated Expiration Date, the Business Day next succeeding the Stated Expiration Date, or, (ii) in the case of an LP Letter of Credit, (A) 9:05 a.m., New York City time, on the Date of Early Termination applicable to such Letter of Credit, (B) 3:00 p.m., New York City time, on the date on which the Designated General Partner of such Owner Participant surrenders (on behalf of itself, such Owner Participant and the Limited Partner of such Owner Participant) such Letter of Credit for cancellation to the LOC Bank as provided therein, (C) 3:00 p.m., New York City time, on the date on which the LOC Bank pays an OP Final Draw (as defined in such Letter of Credit),
      (D) if the LOC Bank pays a GP Draw (as defined in such Letter of Credit) and an LP Draw (as defined in such Letter of Credit), 3:00 p.m., New York City time, on the date on which the LOC Bank pays the second of such draws and (E) 3:00 p.m., New York City time, on either (1) the Stated Expiration Date or (2) if a draft and certificate all in strict conformity with the terms and conditions of such Letter of Credit are presented after 9:05 a.m., New York City time, but prior to 3:00 p.m., New York City time, on the Stated Expiration Date, the Business Day next succeeding the Stated Expiration Date.

           "TERMINATION EVENT" means (i) a "reportable event" as described in
      Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under such regulations) or (ii) the withdrawal of the Company or any member of the Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or
      (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA or (iv) the institution of proceedings to terminate a Plan by the PBGC or
      (v) any other event or condition that might constitute grounds under
      Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

           "TRANSACTION DOCUMENTS" means, unless otherwise specified, all documents defined in any of the Participation Agreements as Transaction Documents, as such documents may be amended from time to time.

           "TRANSFERRED AMOUNT" has the meaning set forth in Section 5(b) hereof.

           "TYPE" has the meaning assigned to such term in the definitions of "DLE INITIAL ADVANCE", "DLE TERM ADVANCE", "EOD TERM ADVANCE", "EOL ADVANCE" and "BORROWING" herein.


           "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

           "UNIT 2" has the meaning specified in the first recital clause of this Agreement.

      (b) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered to the Banks.

      (c) In this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and references to Persons include their respective permitted successors and assigns.

      (d) In the computation of periods of time under this Agreement any period of a specified number of days shall be computed by including the first day occurring during such period and excluding the last such day. In the case of a period of time "from" a specified date "to" or "until" a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

      SECTION 2.  REIMBURSEMENT AND ADVANCES.

      (a)  REIMBURSEMENT ON DEMAND.  Subject to the provisions of subsections
(b), (c) and (e), below, the Company hereby agrees to pay (whether with the proceeds of Advances made pursuant to subsection (c), below, or otherwise) to the LOC Bank on demand (i) on and after each date on which the LOC Bank shall pay any amount under a Letter of Credit pursuant to any draft, but only after so paid by the LOC Bank, a sum equal to such amount so paid (which sum shall constitute a demand loan from the LOC Bank to the Company from the date of such payment by the LOC Bank until so paid by the Company), plus (ii) if the Company does not pay the LOC Bank such sum in full by 1:00 p.m., New York City time, on the same Business Day on which the LOC Bank shall have made such payment, interest on any amount remaining unpaid by the Company to the LOC Bank under clause (i), above, from the date on which the LOC Bank shall have paid such amount under such Letter of Credit until payment in full, at a fluctuating interest rate per annum in effect from time to time equal to the Reference Rate in effect from time to time.

      (b) REIMBURSEMENT UPON THE OCCURRENCE OF CERTAIN EVENTS. The Company shall reimburse the LOC Bank for each payment made by the LOC Bank under a Letter of Credit in accordance with the following paragraphs (i), (ii), (iii) and (iv):

           (i) REIMBURSEMENT DEFAULTS. Subject to paragraph (ii), below, if, on the date of any payment by the LOC Bank of a drawing under a Letter of Credit, a Reimbursement Default has occurred and is continuing, the Company shall pay to the LOC Bank not later than 1:00 p.m., New York City time, on or prior to the fifth day following the Business Day on which the LOC Bank shall make such payment a sum equal to the amount so paid under such Letter of Credit, together with all accrued interest thereon pursuant to subsection (a)(ii), above.

           (ii) EVENTS OF DEFAULT. If, on the date of any payment by the LOC Bank of a drawing under a Letter of Credit, an Event of Default has occurred and is continuing, the Company shall reimburse the LOC Bank (whether with the proceeds of Advances made pursuant to subsection (c)(i), below, or otherwise) not later than 1:00 p.m., New York City time, on or prior to the tenth day following the Business Day on which the LOC Bank shall make such payment (the "EOD REIMBURSEMENT DATE") a sum equal to the amount so paid under such Letter of Credit, together with all accrued interest thereon pursuant to subsection (a)(ii), above.

           (iii) EVENTS OF LOSS. Subject to paragraphs (i) and (ii), above, if, on the date of any payment by the LOC Bank of a drawing under a Letter of Credit, an Event of Loss has occurred and is continuing, the Company shall pay to the LOC Bank not later than 1:00 p.m., New York City time, on or prior to the earlier to occur of (A) the 90th day following the Business Day on which the LOC Bank shall make such payment and (B) the Stated Expiration Date (such earlier date referred to herein as the "EOL ADVANCE REPAYMENT DATE"), a sum equal to the amount so paid under such Letter of Credit, together with all accrued interest thereon pursuant to subsection (e), below.

           (iv) DEEMED LOSS EVENTS AND OTHER CIRCUMSTANCES. Subject to paragraphs (i), (ii) and (iii), above, if, on the date of any payment by the LOC Bank of a drawing under a Letter of Credit, (A) a Deemed Loss Event has occurred and is continuing or (B) any other event or circumstance (other than a Reimbursement Default, an Event of Default or an Event of Loss) giving rise to such drawing has occurred, the Company shall reimburse the LOC Bank (whether with the proceeds of Advances made pursuant to subsection (c)(iv), below, or otherwise) not later than 1:00 p.m., New York City time, on or prior to the 90th day following the Business Day on which the LOC Bank shall make such payment (the "DLE INITIAL ADVANCE REPAYMENT DATE") a sum equal to the amount so paid under such Letter of Credit, together with all accrued interest thereon pursuant to subsection (e), below.

      (c) ADVANCES. Each Participating Bank agrees to make Advances for the account of the Company from time to time upon the terms and subject to the conditions set forth below:

           (i) EOD TERM ADVANCES. If the LOC Bank shall make any payment under a Letter of Credit under the circumstances set forth in subsection
      (b)(ii), above (such payment referred to herein as an "EOD PAYMENT"), then, subject to the satisfaction of the conditions precedent set forth in
      Section 7(b) hereof on and as of the EOD Reimbursement Date, each Participating Bank shall be obligated to make, and each Participating Bank's payment made to the LOC Bank pursuant to Section 5 hereof in respect of such EOD Payment shall be deemed to constitute, an advance made for the account of the Company by such Participating Bank on such EOD Reimbursement Date (each such advance being an "EOD TERM ADVANCE" made by such Participating Bank and, collectively, the "EOD TERM ADVANCES"). Each such EOD Term Advance shall be made as a Reference Rate Advance, shall bear interest at the Reference Rate and shall be entitled to be Converted in accordance with subsection
      (f), below. The Company shall repay the unpaid principal amount of each EOD Term Advance in accordance with subsection (h)(i), below, and may prepay EOD Term Advances in accordance with subsection (i), below .

           (ii) EOL ADVANCES. If the LOC Bank shall make any payment under a Letter of Credit under the circumstances set forth in subsection (b)(iii), above (such payment referred to herein as an "EOL PAYMENT"), then each Participating Bank shall be obligated to make, and each Participating Bank's payment made to the LOC Bank pursuant to Section 5 hereof in respect of such EOL Payment shall be deemed to constitute, an advance made for the account of the Company by such Participating Bank on the date of such payment (each such advance being an "EOL ADVANCE" made by such Participating Bank and, collectively, the "EOL ADVANCES"). Each such EOL Advance shall be made as a Reference Rate Advance, shall bear interest at the Reference Rate and shall be entitled to be Converted in accordance with subsection (f), below. The Company shall repay the unpaid principal amount of each EOL Advance in accordance with subsection (h)(ii), below, and may prepay EOL Advances in accordance with subsection (i), below.

           (iii) DLE INITIAL ADVANCES. If the LOC Bank shall make any payment under a Letter of Credit under the circumstances set forth in subsection
      (b)(iv), above (such payment referred to herein as an "DLE PAYMENT"), then each Participating Bank shall be obligated to make, and each Participating Bank's payment made to the LOC Bank pursuant to Section 5 hereof in respect of such DLE Payment shall be deemed to constitute, an advance made for the account of the Company by such Participating Bank on the date of such payment (each such advance being a "DLE INITIAL ADVANCE" made by such Participating Bank and, collectively, the "DLE INITIAL ADVANCES"). Each such DLE Initial Advance shall be made as a Reference Rate Advance, shall bear interest at the Reference Rate and shall be entitled to be Converted in accordance with subsection (f), below. The Company shall repay the unpaid principal amount of each DLE Initial Advance in accordance with subsection (h)(iii), below. The Company may repay the principal amount of any DLE Initial Advance with (and to the extent of) the proceeds of a DLE Term Advance made pursuant to paragraph (iv), below, and may prepay DLE Initial Advances in accordance with subsection (i), below.

           (iv) DLE TERM ADVANCES. If the LOC Bank shall make any DLE Payment, then, subject to the satisfaction of the conditions precedent set forth in
      Section 7(c) hereof on and as of the DLE Initial Advance Repayment Date, each Participating Bank agrees to make one or more advances for the account of the Company (each such advance being a "DLE TERM ADVANCE" made by such Participating Bank and, collectively, the "DLE TERM ADVANCES") on the DLE Initial Advance Repayment Date in an aggregate principal amount equal to the amount of such Participating Bank's DLE Initial Advances maturing on such DLE Initial Advance Repayment Date. All DLE Term Advances comprising a single Borrowing shall be made upon written notice given by the Company to Union Bank not later than 10:00 a.m. (Los Angeles time) (A) in the case of a Borrowing comprised of Reference Rate Advances, on the Business Day of such proposed Borrowing and (B) in the case of a Borrowing comprised of Eurodollar Rate Advances, three Business Days prior to the date of such proposed Borrowing. Union Bank shall notify each Participating Bank of the contents of such notice promptly after receipt thereof. Each such notice shall specify therein the following information:
      (1) the date on which such Borrowing is to be made (which date shall be the DLE Initial Advance Repayment Date), (2) the principal amount of DLE Term Advances comprising such Borrowing, (3) the Type of Borrowing and (4) the duration of the initial Interest Period, if applicable, proposed to apply to the DLE Term Advances comprising such Borrowing. The proceeds of each Participating Bank's DLE Term Advances shall be applied solely to the repayment of the DLE Initial Advances made by such Participating Bank and shall in no event be made available to the Company. The Company shall repay the unpaid principal amount of each DLE Term Advance in accordance with subsection (h)(iv), below, and may prepay DLE Term Advances in accordance with subsection (i), below.

      (d) APPLICATION OF PAYMENTS. Any payment made by the Company pursuant to subsection (b), above, of less than all amounts owed to the LOC Bank pursuant thereto shall be applied first to interest owed pursuant thereto and second to the amount of the unreimbursed drawings under the Letters of Credit; provided, however, that if, at the time of any payment made by the Company pursuant to subsection (b), above, there shall be amounts due from the Company pursuant to subsection (b), above, with respect to more than one Letter of Credit, such payment shall be applied to all such Letters of Credit pro rata (in the above-mentioned order of priority) in accordance with the proportion that the aggregate amount due from the Company pursuant to subsection (b), above, with respect to each such Letter of Credit bears to the aggregate amount due from the Company pursuant to subsection (b), above, with respect to all such Letters of Credit.

      (e)  INTEREST ON ADVANCES.   The Company shall pay interest on the unpaid
principal amount of each Advance from the date of such Advance until such principal amount is paid in full at the applicable rate set forth below:

           (i) REFERENCE RATE. Except to the extent that the Company shall elect to pay interest on any Advance for any Interest Period pursuant to paragraph (iii), below, the Company shall pay interest on each Advance from the date thereof until the date such Advance is due, at a fluctuating interest rate per annum in effect from time to time equal to the Reference Rate in effect from time to time. The Company shall pay interest on each Advance bearing interest in accordance with this subsection monthly in arrears on the first day of each calendar month, on the date of Conversion of any Reference Rate Advance to a Eurodollar Rate Advance, including any such Advance made pursuant to subsection (b), above, and on the Final Maturity Date or the earlier date for repayment of such Advance.

           (ii) INTEREST PERIODS. Subject to the other requirements of this subsection (e), the Company may from time to time elect to have the interest on all Advances comprising part of the same Borrowing determined and payable for a specified period (an "INTEREST PERIOD" for such Advances) in accordance with paragraph (iii), below. The first day of an Interest Period for such Advances shall be the date such Advance is most recently Converted, which shall be a Business Day. All Interest Periods shall end on or prior to the Final Maturity Date. Any Interest Period for an Advance that would otherwise end after the Final Maturity Date or earlier date for the repayment of such Advance shall be deemed to end on the Final Maturity Date or such earlier repayment date, as the case may be.


           (iii) EURODOLLAR RATE. Subject to the requirements of this subsection (e) and subsection (f), below, the Company may from time to time elect to have any Advances comprising part of the same Borrowing Converted to Eurodollar Rate Advances. The Interest Period applicable to such Eurodollar Rate Advances shall be of one, two, three or six whole months' duration, as the Company shall select in its notice delivered to Union Bank pursuant to subsection (f), below. If the Company shall have made such election, the Company shall pay interest on such

      Eurodollar Rate Advances at the Eurodollar Rate, for the applicable Interest Period for such Eurodollar Rate Advances, which interest shall be payable on the last day of such Interest Period except, to the extent such Interest Period is of six whole months' duration, interest shall also be payable with respect to such Interest Period on the three whole month anniversary of the commencement of such Interest Period, and, in any case, on the date for repayment or prepayment for such Eurodollar Rate Advances. Any Interest Period pertaining to Eurodollar Rate Advances that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) (A) shall end on the last Business Day of a calendar month and (B) with respect to any such Interest Period of six whole months' duration, interest not payable on the last day of an Interest Period shall also be payable on the last Business Day of a calendar month.

           (iv) INTEREST RATE DETERMINATIONS. Union Bank shall give prompt notice to the Company and the Participating Banks of the Eurodollar Rate determined from time to time by Union Bank to be applicable to each Eurodollar Rate Advance.

      (f) CONVERSION OF ADVANCES. The Company may elect to Convert one or more Advances of any Type to one or more Advances of the same or any other Type on the following terms and subject to the following conditions:

           (i) Each Conversion shall be made as to all Advances comprising a single Borrowing upon written notice given by the Company to Union Bank not later than 10:00 a.m. (Los Angeles time) on the third Business Day prior to the date of the proposed Conversion. Union Bank shall notify each Participating Bank of the contents of such notice promptly after receipt thereof. Each such notice shall specify therein the following information:
      (A) the date of such proposed Conversion (which in the case of Eurodollar Rate Advances shall be the last day of the Interest Period then applicable to such Advances to be Converted), (B) the Type of, and Interest Period, if any, applicable to the Advances proposed to be Converted, (C) the aggregate principal amount of Advances proposed to be Converted, and (D) the Type of Advances to which such Advances are proposed to be Converted and the Interest Period, if any, to be applicable thereto.



           (ii) During the continuance of a Reimbursement Default (other than a Reimbursement Event of Default), the right of the Company to Convert Advances to Eurodollar Rate Advances shall be suspended, and all Eurodollar Rate Advances then outstanding shall be Converted to Reference Rate Advances on the last day of the Interest Period then in effect, if, on such day, a Reimbursement Default (other than a Reimbursement Event of Default) shall be continuing.

           (iii) During the continuance of a Reimbursement Event of Default, the right of the Company to Convert Advances to Eurodollar Rate Advances shall be suspended, and upon the occurrence of a Reimbursement Event of Default, all Eurodollar Rate Advances then outstanding shall immediately, without further act by the Company, be Converted to Reference Rate Advances.

           (iv) If no notice of Conversion is received by Union Bank as provided in paragraph (i), above, with respect to any outstanding Eurodollar Rate Advances on or before the third Business Day prior to the last day of the Interest Period then in effect for such Eurodollar Rate Advances, Union Bank shall treat such absence of notice as a deemed notice of Conversion providing for such Advances to be Converted to Reference Rate Advances on the last day of such Interest Period.

      (g) OTHER TERMS RELATING TO THE MAKING AND CONVERSION OF ADVANCES. (i) Notwithstanding anything in subsections (c), (e) and (f), above, to the contrary:

                  (A) at no time shall more than seven different Borrowings be outstanding hereunder; and


                  (B) each Borrowing consisting of Eurodollar Rate Advances shall be in the aggregate principal amount of at least $1,000,000.

           (ii) Each notice of Conversion pursuant to subsection (f), above, shall be irrevocable and binding on the Company.

           (iii) Each Reference Bank agrees to furnish to Union Bank timely information for the purpose of determining the Eurodollar Rate for each Interest Period. If any one or more of the Reference Banks shall not furnish such timely information to Union Bank for the purpose of determining any such interest rate, Union Bank shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

      (h) REPAYMENT OF ADVANCES. (i) The unpaid principal amount of each EOD Term Advance, together with all accrued and unpaid interest thereon, shall be due and payable and repaid in full by the Company on the earliest to occur of
(A) the date 364 days from the date of making such EOD Term Advance, (B) the date that any Outstanding Notes are declared to be immediately due and payable pursuant to the terms of the Indenture, (C) upon the occurrence of a Reimbursement Event of Default (other than any Reimbursement Event of Default that has occurred solely as a result of the existence of the Event of Default that gave rise to the applicable EOD Payment), the date two Business Days after the date on which demand for repayment thereof is made by the Required Banks or by the Administrating Banks (or either of them) acting on behalf of the Required Banks and (D) the Final Maturity Date.

           (ii) The unpaid principal amount of each EOL Advance, together with all accrued and unpaid interest thereon, shall be due and payable and repaid in full by the Company on the earlier to occur of (A) the EOL Advance Repayment Date and (B) upon the occurrence of a Reimbursement Event of Default, an Event of Default (other than a Nonfinancial Event of Default) or an Indenture Event of Default, the date two Business Days after the date on which demand for repayment thereof is made by the Required Banks or by the Administrating Banks (or either of them) acting on behalf of the Required Banks.

           (iii) The unpaid principal amount of each DLE Initial Advance, together with all accrued and unpaid interest thereon, shall be due and payable and repaid in full by the Company on the earlier to occur of (A) the DLE Initial Advance Repayment Date and (B) upon the occurrence of a Reimbursement Event of Default, an Event of Default (other than a Nonfinancial Event of Default) or an Indenture Event of Default, the date two Business Days after the date on which demand for repayment thereof is made by the Required Banks or by the Administrating Banks (or either of them) acting on behalf of the Required Banks.

           (iv) The unpaid principal amount of each DLE Term Advance, together with all accrued and unpaid interest thereon, shall be due and payable and repaid in full by the Company on the earliest to occur of (A) the date 270 days from the date of making such DLE Term Advance, (B) upon the occurrence of a Reimbursement Event of Default, an Event of Default (other than a Nonfinancial Event of Default) or an Indenture Event of Default, the date two Business Days after the date on which demand for repayment thereof is made by the Required Banks or by the Administrating Banks (or either of them) acting on behalf of the Required Banks and (C) the Final Maturity Date.

      (i) PREPAYMENT OF ADVANCES. (i) The Company shall have no right to prepay any principal amount of any Advances except in accordance with paragraph
(ii), below.

           (ii) The Company may, (A) upon at least two Business Days' notice to Union Bank, in the case of any Eurodollar Rate Advance, and (B) upon at least one Business Day's notice to Union Bank, in the case of any Reference Rate Advance, in each case stating the proposed date and aggregate principal amount of the prepayment and the specific Borrowing(s) to be prepaid, and if such notice is given, the Company shall, prepay, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and any amounts due pursuant to Section 4(c) hereof, the outstanding principal amount of all Advances comprising the same Borrowing, in each case as the Company shall designate in such notice; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000, or, if less, the aggregate principal amount of all Advances then outstanding.


      (j) DEFAULT INTEREST. Any amounts payable by the Company hereunder that are not paid when due shall (to the fullest extent permitted by law) bear interest, from the date when due until paid in full, at the Default Rate, payable on demand.

      (k) EVIDENCE OF INDEBTEDNESS. The LOC Bank and each Participating Bank shall maintain, in accordance with their usual practice, an account or accounts evidencing the indebtedness of the Company resulting from each drawing under a Letter of Credit (in the case of the LOC Bank) and from each Advance (in the case of each Participating Bank) made from time to time hereunder and the amounts of principal and interest payable and paid from time to time hereunder.

      SECTION 3. FEES. (a) The Company agrees to pay Union Bank, for the account of each Participating Bank, a participation fee (the "PARTICIPATION FEE"), with respect to each OP Letter of Credit and LP Letter of Credit, equal to the product of (i) 0.58% per annum, (ii) such Participating Bank's Participation Percentage and (iii) the Maximum Credit Amount applicable to such Letters of Credit, in each case from and including the Date of Issuance thereof to but excluding the Termination Date of such Letters of Credit, payable quarterly in arrears on the first day of each March, June, September and December, commencing December 1, 1994; provided, however, that the percentage set forth in clause (i), above, shall be decreased to 0.53% in the event that, and at all times during which, the First Mortgage Bonds are rated A3 and A- (or the then current equivalents) or higher by both Moody's and S&P, respectively (or, in the event that Moody's or S&P shall cease to be in the business of issuing ratings of debt, such other nationally recognized rating agency mutually acceptable to the Required Banks and the Company), to be effective on the first date on which both such ratings shall have been issued by Moody's and S&P (or such other rating agency); and provided further, however, that the percentage set forth in clause (i), above, shall be increased to 0.88% in the event that, and at all times during which, the First Mortgage Bonds are rated below Baa3 and BBB- (or the then current equivalents) by both Moody's and S&P, respectively (or, in the event that Moody's or S&P shall cease to be in the business of issuing ratings of debt, such other nationally recognized rating agency mutually acceptable to the Required Banks and the Company), to be effective on the first date on which both such ratings shall have been issued by Moody's and S&P (or such other rating agency). Upon receipt from the Company of fees payable in accordance with the provisions of this subsection (a), Union Bank agrees to pay, to the account of each Participating Bank as soon as practicable but in no event later than the next succeeding Business Day and in accordance with Section 6(a) hereof, the fees paid to it for the account of such Participating Bank pursuant to this subsection (a).

      (b) In addition to the fees provided for in subsection (a), above, the Company shall pay to Union Bank, for the account of each Participating Bank, such other fees as are provided for in that certain letter agreement between the Company and Union Bank (the "FEE LETTER") entered into separately herefrom and dated the Date of Issuance.

      (c) The Company agrees to pay to the LOC Bank, the Administrating Banks and the Participating Banks, for their respective accounts, fees, in such amounts and payable at such times, as shall be agreed in writing by or among themselves.

      SECTION 4. CHANGE IN CIRCUMSTANCES; YIELD PROTECTION.

      (a) CHANGE IN CIRCUMSTANCES. If, after the date hereof, any Bank shall have determined that the adoption of any Applicable Law, any change therein or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall (i) impose, modify or deem applicable any reserve, special deposit, insurance assessment, capital adequacy or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against letters of credit (or participatory interests therein) issued by, or assets held by, Advances made by, or deposits in or for the account of, the LOC Bank or any Participating Bank or any holding company of any thereof or (ii) impose on the LOC Bank or any Participating Bank any other condition regarding this Agreement, the Letters of Credit or participating interests therein or the Advances or
(iii) change the basis of taxation of payments to any Participating Bank of the principal of or interest on any Eurodollar Rate Advance made by such Participating Bank or any fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Participating Bank, or its Applicable Lending Office, by any jurisdiction in which the Participating Bank has an office or by any political subdivision or taxing authority therein) and the result of any event referred to in clause (i),
(ii) or (iii) of this subsection (a) shall be (A) to increase the cost to the LOC Bank and/or any Participating Bank and/or any holding company thereof of issuing or maintaining any of the Letters of Credit or commitments or participatory interests therein or agreeing to make, making or maintaining the Advances or (B) to reduce the LOC Bank's or any Participating Bank's return on capital with respect thereto to a level below that which the LOC Bank or such Participating Bank could have achieved but for such adoption, change or compliance (taking into consideration the LOC Bank's or such Participating Bank's, as the case may be, policies with respect to capital adequacy) by an amount deemed by the LOC Bank or such Participating Bank, as the case may be, to be material (which increase in cost pursuant to clause (A), above, or reduction of return pursuant to clause (B), above, shall be calculated in accordance with the LOC Bank's or any Participating Bank's, as the case may be, reasonable allocation of the aggregate of such cost increases or capital resulting from such events), then, within 15 days after demand by the LOC Bank or such Participating Bank, as the case may be, the Company shall pay to the LOC Bank or such Participating Bank, as the case may be, all additional amounts that are necessary to compensate the LOC Bank or such Participating Bank, as the case may be, for such increase in cost or reduction of return incurred by the LOC Bank or such Participating Bank, as the case may be. Each of the LOC Bank and the Participating Banks agree that it shall designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such increased costs or reduction of return and will not, in the sole opinion of the LOC Bank or such Participating Bank, as the case may be, cause the LOC Bank or such Participating Bank, as the case may be, to suffer any economic loss or legal or regulatory disadvantage.

      (b) EURODOLLAR RESERVES. The Company shall pay to each Participating Bank upon demand, so long as such Participating Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of such Participating Bank's portion of each Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the rate described in clause (i) of the definition of "Eurodollar Rate" for the Interest Period for such Advance from (ii) the rate obtained by dividing such rate by a percentage equal to 100% minus the Eurodollar Reserve Percentage of such Participating Bank for such Interest Period. Such additional interest shall be determined by such Participating Bank and notified to the Company and the Administrating Banks.

      (c) BREAKAGE INDEMNITY. The Company shall indemnify each Participating Bank against any loss, cost or reasonable expense which such Participating Bank may sustain or incur as a consequence of (i) any failure by the Company to Convert any Advance hereunder after irrevocable notice of Conversion has been given pursuant to Section 2(f) hereof, (ii) any payment, prepayment or Conversion of a Eurodollar Rate Advance required or permitted by any other provision of this Agreement (other than pursuant to subsection (h), below) or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (iii) any default in payment or prepayment of the principal amount of any Advance or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise) or (iv) any Conversion pursuant to Section 2(f)(iii) caused by the occurrence of any Reimbursement Event of Default. Such loss, cost or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Participating Bank, of (A) its cost of obtaining the funds for the Advance being paid, prepaid or Converted (based on the Eurodollar Rate) for the period from the date of such payment, prepayment or Conversion to the last day of the Interest Period for such Advance over (B) the amount of interest (as reasonably determined by such Participating Bank) that would be realized by such Participating Bank in reemploying the funds so paid, prepaid or Converted for such period or Interest Period, as the case may be. For purposes of this subsection (c), it shall be presumed that each Participating Bank shall have funded each such Advance with a fixed-rate instrument bearing the rates and maturities designated in the determination of the applicable interest rate for such Advance.

      (d) TAXES. All payments made by the Company to the LOC Bank, Union Bank or any other Bank under this Agreement shall be made free and clear of, and without reduction for or on account of, any stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever hereafter imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), except for franchise taxes and changes in the rate of tax on the overall net income of the LOC Bank, Union Bank and the other Banks (such nonexcluded taxes being called "TAX" or "TAXES"). If any Taxes are required to be withheld from any amounts payable by the Company to the LOC Bank, Union Bank or any other Bank, the amounts so payable shall be increased to the extent necessary to yield to the LOC Bank, Union Bank or such other Bank, as the case may be (after payment of all Taxes), interest or any other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided that the Company shall not be obligated to pay such amounts for the benefit of the LOC Bank, Union Bank or any other Bank with respect to any period in which the LOC Bank, Union Bank or such other Bank, as the case may be, has failed (x) to file any form or certificate that it was entitled to file that would have exempted the LOC Bank, Union Bank or such other Bank, as the case may be, from such Taxes or (y) to take other action that would entitle the LOC Bank, Union Bank or such other Bank, as the case may be, to an exemption from such Taxes, if such action would not, in the reasonable judgment of the LOC Bank, Union Bank or such other Bank, as the case may be, be otherwise disadvantageous to it. Whenever any Tax is payable by the Company, as promptly as possible thereafter the Company shall send the LOC Bank, Union Bank or any other Bank, as the case may be, a receipt or other evidence of payment thereof.

      (e) BASIS FOR CLAIMS FOR COMPENSATION. No law, rule or regulation in the form in which it is in effect on the date hereof, but excluding changes in the interpretation or administration thereof after the date hereof, or Tax to which the LOC Bank, Union Bank or any other Bank is subject on the date hereof, shall be used as the basis of a claim for compensation pursuant to subsections (a) and
(d), above, by the LOC Bank, Union Bank or such other Bank, as the case may be.

      (f) PARTICIPATING BANKS AND PARTICIPANTS. The Company agrees that each Participant shall have the same rights and obligations under this Section 4 with respect to its respective participation to the same extent as if such Participant were named instead of the LOC Bank in this Section 4. Notwithstanding the foregoing, any payment to be made by the Company to a Participating Bank or a Participant pursuant to subsection (a), above, shall be paid to Union Bank for the account of such Participating Bank or Participant, as the case may be.

      (g) NOTICES. A certificate as to the nature of any occurrence giving rise to, and the calculation of, compensation to, and a statement setting forth in reasonable detail the method by which such compensation has been calculated by, the LOC Bank, Union Bank, a Participating Bank or a Participant pursuant to subsection (a), (b), (c) or (d) of this Section 4 shall be submitted by the LOC Bank, Union Bank, such Participating Bank or such Participant, as the case may be, to the Company (together with notification to Union Bank of the amount of such compensation). Such certificate shall be conclusive (absent demonstrable error) as to the amount thereof. Each such certificate shall identify the LOC Bank, Union Bank, such Participating Bank or such Participant, as the case may be, as the party concerned. Upon the reasonable request of the Company, the LOC Bank, Union Bank, such Participating Bank or such Participant, as the case may be, shall provide the Company an estimate of the total additional compensation that would be payable to the LOC Bank, Union Bank, such Participating Bank or such Participant, as the case may be, on an annual basis.

      (h) CHANGE IN LEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any law or regulation or in the interpretation or administration thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Participating Bank to make or maintain any Eurodollar Rate Advance or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Rate Advance, then, by written notice to the Company and Union Bank, such Participating Bank may:

           (i) declare that Eurodollar Rate Advances shall not thereafter be made by such Participating Bank hereunder, whereupon the right of the Company to select Eurodollar Rate Advances for any Advance or Conversion shall be forthwith suspended until such Participating Bank shall withdraw such notice as provided below or shall cease to be a Participating Bank hereunder; and

           (ii) require that all outstanding Eurodollar Rate Advances be Converted to Reference Rate Advances, in which event all Eurodollar Rate Advances shall be automatically Converted to Reference Rate Advances as of the effective date of such notice as provided below.

Upon receipt of any such notice, Union Bank shall promptly notify the Participating Banks thereof. Promptly upon becoming aware that the circumstances that caused such Participating Bank to deliver such notice no longer exist, such Participating Bank shall deliver notice thereof to the Company and Union Bank withdrawing such prior notice (but the failure to do so shall impose no liability upon such Participating Bank). Promptly upon receipt of such withdrawing notice from such Participating Bank, Union Bank shall deliver notice thereof to the Company and the Participating Banks and such suspension shall terminate. Prior to any Participating Bank giving notice to the Company under this subsection (h), such Participating Bank shall use reasonable efforts to change the jurisdiction of its Applicable Lending Office, if such change would avoid such unlawfulness and would not, in the sole determination of such Participating Bank, be otherwise disadvantageous to such Participating Bank. Any notice to the Company by any Participating Bank shall be effective as to each Eurodollar Rate Advance on the last day of the Interest Period currently applicable to such Eurodollar Rate Advance; provided that if such notice shall state that the maintenance of such Advance until such last day would be unlawful, such notice shall be effective as to each Eurodollar Rate Advance of such Participating Bank (but not the other Participating Banks) on the date of receipt by the Company and Union Bank.

      (i) MARKET RATE DISRUPTIONS. If, (i) Union Bank determines that an adequate basis does not exist for the determination of the Eurodollar Rate for Eurodollar Rate Advances or (ii) if the Required Banks shall notify Union Bank that the Eurodollar Rate shall not adequately reflect the cost to such Required Banks of making, funding or maintaining their respective Eurodollar Rate Advances, the right of the Company to select or receive or Convert into such Type of Advances shall be forthwith suspended until Union Bank shall notify the Company and the Participating Banks that the circumstances causing such suspension no longer exist, and until such notification from Union Bank, each request for or Conversion into such Type of Advance hereunder shall be deemed to be a request for or Conversion into Reference Rate Advances.

      SECTION 5. PARTICIPATIONS.

      (a) By the issuance of a Letter of Credit and without any further action on the part of the LOC Bank or any Participating Bank in respect thereof, the LOC Bank shall hereby be deemed to have granted to each Participating Bank, and each Participating Bank shall hereby be deemed to have acquired from the LOC Bank, an undivided interest and participation in such Letter of Credit (including any letter of credit issued by the LOC Bank in substitution or exchange for such Letter of Credit pursuant to the terms thereof), and in the LOC Bank's rights and obligations with respect thereto, equal to such Participating Bank's Participation Percentage of the Maximum Credit Amount of such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Participating Bank hereby absolutely and unconditionally agrees to pay to the LOC Bank, in accordance with this Section 5, such

Participating Bank's Participation Percentage of each payment made by the LOC Bank of a draft under each Letter of Credit. Upon receipt of a draft and certificate under a Letter of Credit on any Business Day, the LOC Bank shall give telephonic notice to the Company no later than 10:00 a.m., New York City time, and, if the Company has not reimbursed the LOC Bank on or prior to 1:00 p.m., New York City time, on the day upon which the LOC Bank has made payment with respect thereto, to each Participating Bank no later than 2:30 p.m., New York City time, with respect to any draft and certificate received before 9:05 a.m., New York City time, on the same Business Day, and, with respect to any draft and certificate received at or after 9:05 a.m., New York City time, on the next succeeding Business Day (to be followed in either case by delivery by telex or telecopy of a Notice of Drawing), of the amount of the payment to be made by the LOC Bank pursuant to such draft and certificate and, with respect to each Participating Bank, the dollar amount of such Participating Bank's Participation Percentage thereof. If such telephonic notice is received by a Participating Bank after 2:30 p.m., New York City time, on any Business Day, such notice shall be deemed to have been received on the next succeeding Business Day. With respect to each Participating Bank, promptly upon receipt of such telephonic notice from the LOC Bank but in any event no later than the same Business Day on which such telephonic notice was received, or deemed to have been received, from the LOC Bank, such Participating Bank shall pay to the LOC Bank an amount equal to the product of (A) such Participating Bank's Participation Percentage and (B) the amount of the payment made or to be made by the LOC Bank on such draft; provided, however, that, with respect to the payment of any draw on a Letter of Credit, the LOC Bank shall not require such Participating Bank to pay (exclusive of interest) an amount greater than the product of (x) such Participating Bank's Participation Percentage and (y) the lesser of (1) the Maximum Available Credit Amount of such Letter of Credit immediately prior to adjustment for payment by the LOC Bank of such draw and (2) the Maximum Drawing Amount of such Letter of Credit immediately prior to adjustment of the Maximum Drawing Amount of such Letter of Credit for payment by the LOC Bank of such draw. If payment of the amount due pursuant to the preceding sentence from a Participating Bank is received by the LOC Bank after the Business Day on which it is due, such Participating Bank agrees to pay to the LOC Bank, along with its payment of the amount due pursuant to the preceding sentence, interest on such amount at a rate per annum equal to (i) for the period from and including the Business Day such payment is due to but excluding the next succeeding Business Day, the Fed Funds Rate and (ii) for the period from and including the Business Day next succeeding the Business Day such payment is due to but excluding the Business Day on which such amount is paid in full, the Default Rate. The LOC Bank agrees to give prompt telephonic notice (confirmed in writing) to a Participating Bank if the LOC

Bank does not receive the payment required by this subsection (a) from such Participating Bank on the Business Day on which such payment was due from such Participating Bank.

      (b) Upon receipt of a payment from the Company pursuant to Section 2 hereof, the LOC Bank shall promptly transfer to each Participating Bank such Participating Bank's pro rata share (determined in accordance with such Participating Bank's Participation Percentage) of such payment based on such Participating Bank's pro rata share (determined as aforesaid) of amounts paid pursuant to subsection (a) above, and not previously transferred by the LOC Bank pursuant to this subsection (b); provided, however, that, if a Participating Bank shall fail to pay to the LOC Bank any amount required by subsection (a), above, on the Business Day following the date on which such payment was due from such Participating Bank and the Company shall not have reimbursed the LOC Bank for such amount pursuant to Section 2 hereof (such unreimbursed amount being hereinafter referred to as a "TRANSFERRED AMOUNT"), the LOC Bank shall be deemed to have purchased, on such following Business Day (a "PARTICIPATION TRANSFER DATE") from such Participating Bank (a "DEFAULTING PARTICIPATING BANK"), a participation in such Transferred Amount and shall be entitled, for the period from and including the Participation Transfer Date to the earlier of (i) the date on which the Company shall have reimbursed the LOC Bank for such Transferred Amount and (ii) the date on which such Participating Bank shall have reimbursed the LOC Bank for such Transferred Amount (the "PARTICIPATION TRANSFER PERIOD"), to the rights, privileges and obligations (including, without limitation, the obligation to make Advances pursuant to Section 2(c) hereof) of a "Participating Bank" under this Agreement with a Participation Percentage equal to the Participation Percentage of such Defaulting Participating Bank; and provided further, however, that, if at any time after the occurrence of a Participation Transfer Date with respect to any Participating Bank and prior to the reimbursement by such Participating Bank of the LOC Bank with respect to the related Transferred Amount pursuant to subsection (a), above, (i) the LOC Bank shall receive any payment from the Company pursuant to Section 2 hereof, the LOC Bank shall not be obligated to pay any amounts to such Participating Bank, and the LOC Bank shall retain such amounts (including, without limitation, interest payments due from the Company pursuant to Section 2 hereof) for its own account as a Participating Bank or (ii) an Administrating Bank shall receive any payment from the Company for the account of such Defaulting Participating Bank pursuant to Section 3 or 21(b) hereof, such Administrating Bank shall not pay any such amounts to such Defaulting Participating Bank but shall pay any such amounts to the LOC Bank and the LOC Bank shall retain such amounts for its own account as a Participating Bank; provided that all such amounts shall be applied in satisfaction of the unpaid amounts (including, without limitation, interest payments due from such Participating Bank pursuant to subsection (a), above) due from such Participating Bank with respect to such Transferred Amount.

      (c) All payments due to the Participating Banks from the LOC Bank pursuant to subsection (b), above, shall be made to the Participating Banks if, as, and to the extent possible, when the LOC Bank receives payments in respect of drawings under the Letters of Credit or Advances pursuant to Section 2 hereof, and in the same funds in which such amounts are received; provided that, if any Participating Bank to which the LOC Bank is required to transfer any such payment (or any portion thereof) pursuant to subsection (b), above, does not receive such payment (or portion thereof) on the same Business Day on which the LOC Bank received such payment from the Company (which payment, if received by the LOC Bank after 1:00 p.m., New York City time, on any Business Day shall be deemed, for the purposes of this proviso, to have been received on the next succeeding Business Day), the LOC Bank agrees to pay to such Participating Bank, along with its payment of the portion of such payment due to such Participating Bank, interest on such amount at a rate per annum equal to (i) for the period from and including such Business Day of receipt by the LOC Bank to but excluding the next succeeding Business Day, the Fed Funds Rate and (ii) for the period from and including the Business Day next succeeding such Business Day of receipt by the LOC Bank to but excluding the Business Day such amount is paid in full, the Default Rate. The provisions of this subsection (c) and subsection (b), above, shall not affect or impair any of the obligations under this Agreement of any Defaulting Participating Bank to the LOC Bank.

      (d) If, in connection with any case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or for any other reason whatsoever, the LOC Bank shall be required to return to the Company or to a trustee, receiver, liquidator, custodian or other similar official all or any portion of payments or interest paid to a Participating Bank pursuant to subsections (b) and (c), above (a "RETURNED PAYMENT"), each Participating Bank shall, upon demand of the LOC Bank, forthwith return to the LOC Bank any amounts transferred to such Participating Bank by the LOC Bank in respect thereof pursuant to subsections (b) and (c), above, plus such Participating Bank's pro rata share (determined in accordance with such Participating Bank's Participation Percentage) of any interest that the LOC Bank is required to pay to such trustee, receiver, liquidator, custodian or other similar officer with respect to any Returned Payment.

      (e) The LOC Bank will exercise and give the same care and attention to the Letters of Credit as it gives to its other letters of credit and similar obligations, and each Participating Bank agrees that the LOC Bank's liability to each Participating Bank shall be (i) to distribute promptly, as and when received by the LOC Bank and in accordance with the provisions of subsections (b) and (c), above, such Participating Bank's pro rata share (determined in accordance with such Participating Bank's Participation Percentage) of any payments to the LOC Bank by the Company pursuant to Section 2 hereof in respect of drawings under the Letters of Credit or Advances, (ii) to exercise or refrain from exercising any right or to take or to refrain from taking any action under this Agreement or any Letter of Credit as may be directed in writing by the Required Banks or the Administrating Banks or either of them acting on behalf of the Required Banks, except to the extent required by the terms hereof or thereof or by applicable law and (iii) as otherwise expressly set forth herein. The LOC Bank shall not be liable for any action taken or omitted at the request or with the approval of the Required Banks or the Administrating Banks or either of them acting on behalf of the Required Banks or for the nonperformance of the obligations of any other party under this Agreement, any Letter of Credit, any of the Transaction Documents, any of the Financing Documents, any of the Refinancing Documents or any other document contemplated hereby or thereby. Without in any way limiting any of the foregoing, the LOC Bank may rely upon the advice of the Administrating Banks with respect to any of the LOC Bank's obligations under this Agreement or any Letter of Credit, upon the advice of counsel and of independent public accountants and other experts selected by it and upon any written communication or telephone conversation that it believes to be genuine or to have been signed, sent or made by the proper person and shall not be required to make any inquiry concerning the performance by the Company, the Owner Trustee, any Owner Participant, any General Partner, any Designated General Partner, any Limited Partner or any other Person of any of its obligations and liabilities under or in respect of this Agreement, the Letters of Credit, the Transaction Documents, the Financing Documents, the Refinancing Documents or any other documents contemplated hereby or thereby. The LOC Bank shall not have any obligation to make any claim, or assert any Lien, upon any property held by the LOC Bank or assert any offset thereagainst in satisfaction of all or part of the obligations of the Company hereunder; provided that the LOC Bank shall, if so directed by the Required Banks or the Administrating Banks or either of them acting on behalf of and with the consent of the Required Banks, have an obligation to make a claim, or assert a Lien, upon property held by the LOC Bank in connection with this Agreement or assert an offset thereagainst. The LOC Bank may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking or trust business with the Company or any of its Affiliates, or any other Person, and receive payment on such loans or extensions of credit and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect. Without limiting any of the foregoing, the LOC Bank agrees that (x) it will not give notice of a Date of Early Termination under a Letter of Credit without a writing executed by the Required Banks or executed by the Administrating Banks or either of them on behalf of and with the consent of the Required Banks directing it to give such notice (which writing shall specify the Date of Early Termination to be given in such notice) and (y) if a Reimbursement Event of Default has occurred and is continuing, upon receipt of such a writing, it will give such notice as provided in such Letter of Credit.

      (f) The LOC Bank makes no representation or warranty and shall have no responsibility with respect to: (i) the genuineness, legality, validity, binding effect or enforceability of this Agreement, any of the Transaction Documents, any of the Financing Documents, any of the Refinancing Documents or any other documents contemplated hereby or thereby; (ii) the truthfulness, accuracy or performance of any of the representations, warranties or agreements contained in this Agreement, any of the Transaction Documents, any of the Financing Documents, any of the Refinancing Documents or any other documents contemplated hereby or thereby; (iii) the collectibility of any amounts due under this Agreement; (iv) the financial condition of the Company or of any other Person; or (v) any act or omission of any Owner Participant, any General Partner, any Designated General Partner or any Limited Partner with respect to its use of any Letter of Credit or the proceeds of any drawing under any Letter of Credit.
Each Participating Bank acknowledges and agrees that such Participating Bank has been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into the financial condition, affairs, status and nature of the Company and for making its own credit decision in taking or not taking any action, including, without limitation, entering into this Agreement.

      (g) To the extent that the LOC Bank is not reimbursed and indemnified by the Company under Section 20, Section 21 or Section 22 hereof, each Participating Bank agrees to reimburse and indemnify the LOC Bank on demand, pro rata in accordance with such Participating Bank's Participation Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the LOC Bank, in any way relating to or arising out of any Letter of Credit, this Agreement, any Financing Document, any Refinancing Document, any Transaction Document or any other document contemplated hereby or thereby, or any action taken or omitted by the LOC Bank under or in connection with this Agreement, any Letter of Credit, any Financing Document, any Refinancing Document, any Transaction

Document or any other document contemplated hereby or thereby; provided, however, that such Participating Bank shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the LOC Bank's gross negligence or willful misconduct or from the LOC Bank's failure to refrain from exercising or to exercise any right or to refrain from taking or to take any action under this Agreement or the Letters of Credit, as directed in writing by the Required Banks or by the Administrating Banks or either of them acting on behalf of and with the consent of the Required Banks (unless such refrain from exercising such right or action, such exercise or such taking was required by the terms hereof or thereof or by applicable law); and provided further, however, that such Participating Bank shall not be liable to the LOC Bank or any other Participating Bank for the failure of the Company to reimburse the LOC Bank or any other Participating Bank for any drawing made under a Letter of Credit or any Advance with respect to which such Participating Bank has paid the LOC Bank such Participating Bank's pro rata share (determined in accordance with such Participating Bank's Participation Percentage), or for the Company's failure to pay interest thereon. Each Participating Bank's obligations under this subsection (g) shall survive the payment in full of all amounts payable by such Participating Bank under subsection (a), above, and the termination of this Agreement and the Letters of Credit. Nothing in this subsection (g) is intended to limit any Participating Bank's reimbursement obligation contained in subsection (a), above.

      (h) Each Participating Bank agrees that it will promptly (i) notify Swiss Bank Corporation of any occurrence giving rise to a right to compensation to such Participating Bank pursuant to Section 4 hereof and (ii) submit to Swiss Bank Corporation a certificate detailing such occurrence giving rise thereto and the calculation of the amount of compensation with respect thereto. Swiss Bank Corporation agrees to present promptly such certificate to the Company in accordance with Section 4 hereof.

      (i) Each Participating Bank acknowledges and agrees that, except as otherwise specifically provided herein, (i) its obligation to acquire a participation in the LOC Bank's liability in respect of the Letters of Credit and (ii) its obligation to make the payments specified herein, and the right of the LOC Bank to receive the same, in the manner specified herein, are absolute, unconditional and irrevocable and shall not be affected by any circumstances whatsoever, including, without limitation, (A) the occurrence and continuance of any Event of Default under any of the Facility Leases or any Reimbursement Default or Reimbursement Event of Default hereunder or any breach or default by the Company, either Administrating Bank or any Participating Bank hereunder; (B) any lack of validity or enforceability of this

Agreement, any Letter of Credit, any of the Transaction Documents, any of the Financing Documents or any of the Refinancing Documents; (C) the existence of any claim, setoff, defense or other right which the Company may have at any time against any Owner Participant, any General Partner, any Designated General Partner, any Limited Partner or the Owner Trustee (or any Person for whom any of the foregoing may be acting, including, without limitation, any General Partner or Limited Partner of any Owner Participant), the LOC Bank, either Administrating Bank, any Participating Bank or any other person or entity, whether in connection with this Agreement, the Transaction Documents, the Financing Documents, the Refinancing Documents or any other documents contemplated hereby or thereby or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (D) any amendment or waiver of or consent to any departure from all or any of the Letters of Credit, this Agreement, any of the Transaction Documents, any of the Financing Documents or any of the Refinancing Documents; (E) any statement or any document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (F) payment by the LOC Bank under any Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit, so long as such payment is not the consequence of the LOC Bank's gross negligence or willful misconduct in determining whether documents presented under a Letter of Credit comply with the terms thereof; or (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

      (j) In furtherance and not in limitation of any other provision hereof, in the event that (i) a Participating Bank shall become a Defaulting Participating Bank, (ii) a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency proceeding, readjustment of debt, marshalling of assets and liabilities or similar proceeding of a Participating Bank or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, or a Participating Bank shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of such Participating Bank or of all or substantially all of its property, or a Participating Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute or voluntarily generally suspend payment of its obligations or (iii) the rating by either Moody's or S&P of the long-term unsecured debt obligations or certificates of deposit of (A) any Participating Bank (other than Union Bank and The First National Bank of Boston) shall fall below A- or the then current equivalent thereof or (B) The First National Bank of Boston shall fall below BBB or the then current equivalent thereof (any Participating Bank as described in clause (i), (ii) or (iii), above, being referred to herein as a "NONPERFORMING PARTICIPATING BANK"), then the LOC Bank may find one or more financial institutions to assume the obligations hereunder of such Nonperforming Participating Bank (each a "SUBSTITUTING PARTICIPATING BANK") pursuant to one or more Assignment Agreements, and, when such Assignment Agreement(s) have been accepted by Union Bank, each Substituting Participating Bank shall succeed to all or a portion, as applicable, of the rights, privileges and obligations of such Nonperforming Participating Bank hereunder and such Substituting Participating Bank shall become a "Participating Bank" for purposes of this Agreement; provided, however, that if at the time a Substituting Participating Bank succeeds to the rights, privileges and obligations of a Nonperforming Participating Bank such Nonperforming Participating Bank has an interest in outstanding drawings or Advances, the Substituting Participating Bank shall have purchased such interest, or a portion of such interest equal to the portion of the Nonperforming Participating Bank's interest hereunder purchased by such Substituting Participating Bank, of the Nonperforming Participating Bank at market value; and provided further, however, that such succession of each such Substituting Participating Bank shall be subject to the prior written consent of the Company (which shall not be unreasonably withheld or delayed).

      SECTION 6. PAYMENTS.

      (a) All payments by the Company or the Participating Banks to the LOC Bank or Union Bank pursuant to this Agreement shall be made in lawful currency of the United States and in immediately available funds to the LOC Bank's account referred to on the signature pages hereof, or to Union Bank's account referred to on the signature pages hereof, as the case may be, or to such other account in the United States as the LOC Bank or Union Bank shall notify the Company and each Participating Bank in writing. All payments by the LOC Bank or Union Bank to a Participating Bank shall be made in lawful currency of the United States and in immediately available funds to the account of such Participating Bank set forth below the name of such Participating Bank on the signature pages hereof or in the Assignment Agreement pursuant to which such Participating Bank became a party hereto in accordance with Section 5(j) or 23(b) hereof, or at such other account in the United States as to which any Participating Bank shall notify the LOC Bank or Union Bank in writing. All reimbursements of drawings under the Letters of Credit, all repayments and prepayments of Advances and all payments of interest with respect thereto shall be made by the Company to the LOC Bank for the account of the LOC Bank and/or the Participating Banks, as the case may be.

      (b) Whenever any payment under this Agreement shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate. Any payment from the Company hereunder that is received after 1:00 p.m., New York City time, on any Business Day shall be deemed to have been received on the next succeeding Business Day.

      (c) Interest payable under Section 2(a), 2(e)(i), 2(j), 5(a) or 5(c) hereof and the fees payable under Section 3 hereof shall be computed on the basis of a year of 365 or 366 days (as applicable) and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest payable under Section 2(e)(iii) hereof shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

      (d) Except as otherwise expressly provided in Section 3, 4 or 5 hereof, all payments hereunder from the Company to the Participating Banks, from the LOC Bank or Union Bank to the Participating Banks, from the Participating Banks to the LOC Bank and from the Participating Banks to an Administrating Bank shall be made pro rata among the Participating Banks in accordance with the Participation Percentages of such Participating Banks.

      SECTION 7. ISSUANCE OF THE LETTERS OF CREDIT; CONDITIONS PRECEDENT TO ISSUANCE AND ADVANCES.

      (a) CONDITIONS PRECEDENT TO ISSUANCE. Subject to the satisfaction of the conditions precedent set forth in paragraphs (i), (ii), (iii) and (iv) of this
Section 7(a), the LOC Bank shall issue the OP Letters of Credit and the LP Letters of Credit, for the account of the Company, to the beneficiaries in the amounts set forth in Schedule 1 hereto (such date on which such Letters of Credit are issued being herein referred to as the "DATE OF ISSUANCE" of such OP Letters of Credit and such LP Letters of Credit). All of the OP Letters of Credit and LP Letters of Credit shall be issued simultaneously. Each OP Letter of Credit and each LP Letter of Credit shall be effective on the Date of Issuance of such OP Letter of Credit or LP Letter of Credit and shall expire on the Termination Date applicable to such Letter of Credit.

           (i) As a condition precedent to the issuance of each Letter of Credit, the LOC Bank, each Administrating Bank and each other Bank shall have received on or before the Date of Issuance of the Letters of Credit the following, each dated such date, in form and substance satisfactory to the LOC Bank, each Administrating Bank and the Required Banks:

                  (A) an opinion of Larry R. Crayne, Chief Counsel for the Company, substantially in the form of Exhibit D hereto;

                  (B) an opinion of Mudge Rose Guthrie Alexander & Ferdon, special New York counsel for the Company, substantially in the form of Exhibit E hereto;

                  (C) an opinion of Shaw, Pittman, Potts & Trowbridge, special Nuclear Regulatory Commission counsel for the Company, substantially in the form of Exhibit F hereto;

                  (D) copies of the resolutions of the Board of Directors, or a committee thereof, of the Company authorizing the execution, delivery and performance by the Company of this Agreement, each of the Transaction Documents, Financing Documents and Refinancing Documents to which the Company is a party and the Collateral Trust Indenture, certified by the Secretary or an Assistant Secretary of the Company (which certificate shall state that such resolutions are in full force and effect on the Date of Issuance of the Letters of Credit);

                  (E) copies, certified by a duly authorized officer of the Company, of all approvals, authorizations, orders or consents of, or notices to or registrations with, any governmental body or agency required for the Company to execute, deliver and perform its obligations under this Agreement and of all such approvals, authorizations, orders, consents, notices or registrations required to be obtained or made prior to the Date of Issuance of the Letters of Credit in connection with the transactions contemplated by any of the Transaction Documents or any of the Financing Documents or Refinancing Documents to which the Company is a party;

                  (F) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder and a certificate of one of such officers of the Company certifying the name and true signature of such Secretary or Assistant Secretary;

                  (G) a copy of the operating license issued by the Nuclear Regulatory Commission in respect of Unit 2, certified by a duly authorized officer of the Company;

                  (H) such other documents, instruments, opinions, approvals (and, if requested by the LOC Bank or any other Bank, certified duplicates of executed copies thereof) as the LOC Bank or any other Bank may reasonably request in writing;

                  (I) an opinion of King & Spalding, special New York counsel for the LOC Bank and the Administrating Banks, in substantially the form of Exhibit G hereto;

                  (J) an opinion of Oskar Morikofer, Swiss counsel for the LOC Bank, in substantially the form of Exhibit H hereto;

                  (K)  the Fee Letter, duly executed by the Company; and

                  (L) evidence that the letters of credit issued under the Old Reimbursement Agreement shall have been, or will be contemporaneously with the issuance of such Letters of Credit, cancelled and any fees and other amounts due and payable under the Old Reimbursement Agreement by the Company shall have been paid.

           (ii) The following statements shall be true and correct on the Date of Issuance of the Letters of Credit, and the LOC Bank, each Administrating Bank and each other Bank shall have received on such Date of Issuance a certificate signed by a duly authorized officer of the Company, dated such Date of Issuance, stating that:

                  (A) the representations and warranties contained in Section 10 hereof are correct on and as of such Date of Issuance as though made on and as of such date;

                  (B) no Reimbursement Default shall have occurred and be continuing and no Reimbursement Default shall result from the issuance of the Letters of Credit; and

                  (C) no Event of Loss, Event of Default or Indenture Event of Default has occurred and the Company has not received notice from any Lessor or any Owner Participant of the occurrence of any Deemed Loss Event.


           (iii)  On or before the Date of Issuance of the Letters of Credit:

                  (A) each of the Transaction Documents, Financing Documents and Refinancing Documents shall have been duly authorized and executed by the respective parties thereto and shall be in full force and effect;

                  (B) the LOC Bank and each Administrating Bank shall have received copies of each of the Transaction Documents, Financing Documents and Refinancing Documents each of which shall be in form and substance satisfactory to the LOC Bank, the Administrating Banks and the other Banks; and

                  (C) the Company shall have duly paid all amounts due and payable on or before the Date of Issuance under Section 3 hereof.

           (iv) On the Date of Issuance of the Letters of Credit, the full power operating license issued for Unit 2 by the Nuclear Regulatory Commission shall be in full force and effect.

      (b) CONDITIONS PRECEDENT TO EOD TERM ADVANCES. The obligation of each Participating Bank to make any EOD Term Advance shall be subject to the conditions precedent that, on the date of such EOD Term Advance, the following statements shall be true and Union Bank shall have received a certificate of a duly authorized officer of the Company, dated the date of such EOD Term Advance and in sufficient copies for each Participating Bank, stating that:

           (i) the representations and warranties contained in Section 10 of this Agreement are true and correct in all material respects on and as of the date of such EOD Term Advance, before and after giving effect to such EOD Term Advance and to the application of the proceeds therefrom, as though made on and as of such date, excluding, however, any such representation and warranty (other than those contained in subsections (f) and (g) of Section 10 hereof) that is untrue solely as a result of the existence of the Event of Default that gave rise to the EOD Payment corresponding to such EOD Term Advance;

           (ii) no event has occurred and is continuing, or would result from such Advance, that constitutes a Reimbursement Default, other than any Reimbursement Default that has occurred and is continuing solely as a result of the existence of the Event of Default that gave rise to the EOD Payment corresponding to such EOD Term Advance;

           (iii) the Event of Default that gave rise to the EOD Payment corresponding to such EOD Term Advance is a Nonfinancial Event of Default, and no Event of Default (other than one or more Nonfinancial Events of Default) has occurred and is continuing or would result from such Advance;

           (iv) no portion of the Notes has been declared to be due and payable prior to the scheduled maturity thereof; and

           (v) none of the loan agreements or credit facilities of the Company (other than this Agreement), and no agreements or instruments evidencing Indebtedness of the Company, (A) include indebtedness arising under the Facility Leases in the definition of "Debt" or "Indebtedness" (or any analogous defined terms) thereunder or (B) would cross-default to, or otherwise be deemed to be in default by virtue of the existence of, an Event of Default.

      (c) CONDITIONS PRECEDENT TO DLE TERM ADVANCES. The obligation of each Participating Bank to make any DLE Term Advance shall be subject to the conditions precedent that, on the date of such DLE Term Advance, the following statements shall be true and Union Bank shall have received a certificate of a duly authorized officer of the Company, dated the date of such DLE Term Advance and in sufficient copies for each Participating Bank, stating that:

           (i) the representations and warranties contained in Section 10 of this Agreement are true and correct in all material respects on and as of the date of such DLE Term Advance, before and after giving effect to such DLE Term Advance and to the application of the proceeds therefrom, as though made on and as of such date;

           (ii) no event has occurred and is continuing, or would result from such Advance, that constitutes an Event of Default or a Reimbursement Default;

           (iii) the Undivided Interests have been irrevocably transferred to the Company pursuant to the terms of the

      Participation Agreements and the Facility Leases, and the Owner Trustee and the Owner Participants have no further rights or obligations with respect to Unit 2 or under the Transaction Documents, the Financing Documents or the Refinancing Documents (other than certain indemnification and similar rights that survive the transfer of the Undivided Interests);

           (iv) the Company has assumed all obligations and liabilities of the Owner Trustee under the Indentures and the Notes pursuant to Section 3.9(b) of the Indentures; and

           (v) none of the loan agreements or credit facilities of the Company (other than this Agreement), and no agreements or instruments evidencing Indebtedness of the Company, (A) include indebtedness arising under the Facility Leases in the definition of "Debt" or "Indebtedness" (or any analogous defined terms) thereunder or (B) would cross-default to, or otherwise be deemed to be in default by virtue of the existence of, an Event of Default.

      (d) RELIANCE ON CERTIFICATES. The Administrating Banks, the LOC Bank and the Participating Banks shall be entitled to rely conclusively upon the certificates delivered from time to time by officers of the Company and the other parties to the Transaction Documents as to the names, incumbency, authority and signatures of the respective persons named therein until such time as the Administrating Banks may receive a replacement certificate, in form acceptable to the Administrating Banks, from an officer of such Person identified to the Administrating Banks as having authority to deliver such certificate, setting forth the names and true signatures of the officers and other representatives of such Person thereafter authorized to act on behalf of such Person.

      SECTION 8. ADJUSTMENT OF MAXIMUM DRAWING AMOUNTS AND MAXIMUM AVAILABLE CREDIT AMOUNTS; TERMS OF DRAWING. The Maximum Drawing Amount and Maximum Available Credit Amount applicable to a given Letter of Credit shall be subject to modification as specified in such Letter of Credit, and drawings under each Letter of Credit shall be subject to the other terms and conditions set forth in such Letter of Credit.

      SECTION 9. OBLIGATIONS ABSOLUTE. The payment obligations of the Company under this Agreement shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

      (a) any lack of validity or enforceability of any Letter of Credit, this Agreement, any of the Transaction Documents, any of the Financing Documents or any of the Refinancing Documents;

      (b) any amendment or waiver of or any consent to departure from all or any of the Letters of Credit, this Agreement, any of the Transaction Documents, any of the Financing Documents or any of the Refinancing Documents;

      (c) the existence of any claim, setoff, defense or other right that the Company may have at any time against any of the Owner Participants or the Owner Trustee (or any Person for whom any of the foregoing may be acting including, without limitation, any General Partner or Limited Partner of any Owner Participant), the LOC Bank, either Administrating Bank, any Participating Bank or any other person or entity, whether in connection with this Agreement, the Transaction Documents, the Financing Documents, the Refinancing Documents or any other documents contemplated hereby or thereby or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

      (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

      (e) payment by the LOC Bank under any Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit, so long as such payment is not the consequence of the LOC Bank's gross negligence or willful misconduct in determining whether documents presented under a Letter of Credit comply with the terms thereof; or

      (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

      SECTION 10. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

      (a) CORPORATE EXISTENCE AND POWER. The Company is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business as a foreign corporation in and is in good standing under the laws of each jurisdiction in which the ownership of its properties or the conduct of its business make such qualification necessary and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

      (b) CORPORATE AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and each Transaction Document, Financing Document (except, for purposes hereof, the Underwriting Agreement) and Refinancing Document to which it is a party have been duly authorized by all necessary corporate action on the part of the Company and do not, and will not, require the consent or approval of the Company's shareholders or any trustee or holder of any Indebtedness or other obligation of the Company, other than (i) the Mortgage Release and (ii) such other consents and approvals as have been or, on or before the relevant Refunding Date or Releveraging Date, as the case may be, in the case of any Refunding Loan or Releveraging Loan, will have been, duly obtained, given or accomplished.

      (c) NO VIOLATION, ETC. Neither the execution, delivery or performance by the Company of this Agreement or any Transaction Document, Financing Document or Refinancing Document to which it is a party, nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with the provisions hereof or thereof, conflicts or will conflict with, or results or will result in a breach or contravention of any of the provisions of, the charter documents or bylaws of the Company, any Applicable Law or any indenture, mortgage, lease or, except with respect to those contracts (none of which contracts are material to the conduct of the Company's business or its ability to perform its obligations hereunder) listed on Schedule 1 to the Bill of Sale, other agreement or instrument to which the Company or any Affiliate of the Company is a party or by which the property of the Company or any Affiliate of the Company is bound, or results or will result in the creation or imposition of any Lien (other than Permitted Liens) upon any property of the Company or any Affiliate of the Company. There is no provision of the charter documents or bylaws of the Company, any Applicable Law (other than as disclosed in the reports referred to in subsection (f), below) or any such indenture, mortgage, lease or other agreement or instrument that materially adversely affects, or in the future is likely (so far as the Company can now foresee) to materially adversely affect, the business, operations, affairs, condition, properties or assets of the Company, or its ability to perform its obligations under this Agreement or any Transaction Document, Financing Document or Refinancing Document to which it is a party.

      (d) GOVERNMENTAL ACTIONS. No Governmental Action is or will be required in connection with the execution, delivery or performance by the

Company of, or the consummation by the Company of the transactions contemplated by, this Agreement or any Transaction Document, Financing Document or Refinancing Document, except such Governmental Actions (i) as have been, on or before the date hereof in the case of this Agreement and the Transaction Documents, Financing Documents and Refinancing Documents, or will have been, on or before any Refunding Date or Releveraging Date, as the case may be, in the case of any Refunding Loan or Releveraging Loan, duly obtained, given or accomplished, with true copies thereof delivered to the LOC Bank and the Administrating Banks, (ii) as may be required under existing Applicable Law to be obtained, given or accomplished from time to time after the date hereof in connection with the maintenance, use, possession or operation of Unit 2, the property purported to be covered by the Ground Lease or otherwise with respect to Unit 2 or such property and the Company's or the Operating Agent's involvement therewith and that are, for Unit 2, routine in nature and that the Company has no reason to believe will not be timely obtained, and (iii) as may be required under Applicable Law not now in effect. No Governmental Action (except Governmental Action applicable to the LOC Bank, any Administrating Bank, any other Bank, any Owner Participant, any Original Loan Participant, the Indenture Trustee, the Owner Trustee or Funding Corp. as a result of activities of such Person or any of its Affiliates not contemplated by this Agreement, the Transaction Documents, the Financing Documents or the Refinancing Documents and Governmental Action applicable to such parties other than under Pennsylvania or Federal law) is or will be required (a) in connection with the participation by the LOC Bank or any Administrating Bank or other Bank in the consummation of the transactions contemplated by this Agreement, or in connection with the participation by the Owner Trustee, the Indenture Trustee, any Owner Participant or any Original Loan Participant in the consummation of the transactions contemplated by the Transaction Documents, the Financing Documents and the Refinancing Documents or (b) to be obtained by any of such Persons during the term of the Facility Lease with respect to Unit 2 or the property purported to be covered by the Ground Lease, except such Governmental Actions (i) as have been, on or before the date hereof in the case of this Agreement, the Transaction Documents, the Financing Documents and the Refinancing Documents, or will have been, on or before the relevant Refunding Date or Releveraging Date, as the case may be, in the case of any Refunding Loan or Releveraging Loan, duly obtained, given or accomplished, (ii) as may be required by Applicable Law not now in effect, (iii) as may be required in consequence of any transfer of ownership of the Undivided Interest by the Owner Trustee, (iv) as would be required by Applicable Law upon termination or expiration of any Facility Lease in connection with taking possession of an interest in Unit 2 or such property,
(v) as may be required by Applicable Law if, after termination or expiration of the Facility Lease, the Company or any other Person shall provide Transmission Services for the Owner Trustee or if the Company shall cease to be agent for the Owner Trustee as provided under the Assignment and Assumption Agreement or (vi) as may be required in consequence of any exercise of remedies or other rights by any such Person in connection with taking possession of an interest in Unit 2 or the property purported to be covered by the Ground Lease. The execution, delivery and performance by the Company of, the consummation by the Company of the transactions contemplated by, and the compliance by the Company with the terms and provisions of, this Agreement, the Participation Agreements and the other Transaction Documents, Financing Documents and Refinancing Documents to which the Company is a party have been duly authorized by the orders, dated September 25, 1987 and July 9, 1992, in each case issued by the PPUC (collectively, the "PPUC ORDERS"); the PPUC Orders are in full force and effect; all terms and conditions contained in the PPUC Orders required to be satisfied on or prior to the date hereof have been duly satisfied and performed; there has been no stay or suspension of any of the PPUC Orders by any court having jurisdiction with respect thereto; no suit, action or proceeding is pending or, to the knowledge of the Company, threatened in which an appeal from any of the PPUC Orders or any review of either thereof is being sought; and no such suit, action or proceeding that may be commenced after the execution and delivery of the Transaction Documents, the Financing Documents, the Refinancing Documents and this Agreement, and no breach of or other failure by the Company to perform any of the provisions of the PPUC Orders, could affect the validity or legality of the execution, delivery or performance by the Company of this Agreement or the Transaction Documents, Financing Documents and Refinancing Documents to which it is a party or the enforceability thereof.

      (e) EXECUTION AND DELIVERY. This Agreement and the Transaction Documents, Financing Documents and Refinancing Documents to which the Company is a party have been duly executed and delivered by the Company, and this Agreement and each such Transaction Document, Financing Document and Refinancing Document are the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

      (f) LITIGATION. Except as disclosed in the Company's December 31, 1993 Annual Report on Form 10-K, its June 30, 1994 Quarterly Report on Form 10-Q and its Current Reports on Form 8-K dated August 16, 1994 and September 6, 1994, there is no pending or threatened action or proceeding affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that has a reasonable possibility of having a material adverse effect on the financial condition, business, properties, operations or prospects of the Company, or the Company and its Subsidiaries taken as a whole, or on the ability of the Company to perform its obligations under this Agreement or any Transaction Document, Financing Document or Refinancing Document to which the Company is or is to become a party.

      (g) MATERIAL ADVERSE CHANGE. The consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1993 and the related consolidated statements of income, common stockholders' equity, and cash flows of the Company and its Subsidiaries for each of the fiscal years in the three-year period then ended, together with the notes accompanying such financial statements, all as certified by Deloitte & Touche, independent public accountants, and the unaudited consolidated balance sheet of the Company and its Subsidiaries as at June 30, 1994 and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for the six-month period then ended, copies of which have been furnished to the LOC Bank and to each Bank, present fairly the consolidated financial position of the Company and its Subsidiaries as at such dates and the consolidated results of the operations of the Company and its Subsidiaries for the periods ended on such dates, in accordance with generally accepted accounting principles consistently applied, and since June 30, 1994 there has been no material adverse change in the Company's consolidated financial condition, business, properties, operations or prospects, except as disclosed in the Company's June 30, 1994 Quarterly Report on Form 10-Q and its Current Reports on Form 8-K dated August 16, 1994 and September 6, 1994 (it being understood that (i) a material adverse change shall not be deemed to have occurred solely as a result of a drawing or drawings under the Letters of Credit and (ii) the event or events giving rise to such drawing or drawings and the financial and other consequences thereof may or may not constitute a material adverse change).

      (h)  ERISA.

           (i) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan.

           (ii) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) with respect to each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the LOC Bank and the Administrating Banks, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

           (iii) Neither the Company nor any member of the Controlled Group has incurred or reasonably expects to incur any withdrawal liability under ERISA to any Multiemployer Plan.

      (i) TAX RETURNS. The Company has filed all Federal, state, local and foreign, if any, tax returns required to be filed thereby, has paid all Taxes shown to be due and payable on such returns and has paid all other Taxes in respect of the Company's interests in Unit 2, the property purported to be covered by the Ground Lease and the Beaver Valley Station Site that are payable by the Company to the extent the same have become due and payable and before they have become delinquent, except for (i) any Taxes the amount, applicability or validity of which may be in dispute and that are currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by it to be adequate and (ii) any Taxes relating to the Beaver Valley Station in respect of which the Operating Agent has not given notice to the Lessee that the same are due and payable. The Federal income tax returns of the Company have been audited by the IRS for taxable years through 1989.

      (j) FACILITY LEASES. The intent of the Company with respect to the Undivided Interest (as defined in each Facility Lease) under each Facility Lease is that (i) to the extent permitted by Applicable Law, the Undivided Interest and every portion thereof is severed, and shall be and remain severed, from the land constituting the Beaver Valley Station Site (as defined in each Facility Lease) and (ii) the Undivided Interest shall constitute personal property to the maximum extent permitted by Applicable Law.

      SECTION 11. AFFIRMATIVE COVENANTS. The Company agrees that during the term of this Agreement it will:

      (a) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain its corporate existence in the Commonwealth of Pennsylvania (or maintain its existence in such other form or under such other laws as shall be permitted by the covenant incorporated herein (as so incorporated) by the second proviso to this subsection (a)) and its status as a public utility regulated by the PPUC and/or the Federal Energy Regulatory Commission, and qualify and remain qualified to do business in the Commonwealth of Pennsylvania and as a foreign corporation in each other jurisdiction where the failure to so qualify would materially and adversely affect the business or financial condition of the Company or its ability to perform its obligations under this Agreement or any Transaction Document, Financing Document or Refinancing Document to which it is a party; and (ii) preserve, renew and keep in full force and effect its material franchises; provided that the Company's failure to maintain any such franchise shall be permitted (A) if such failure is a consequence of or in connection with any conveyance or transfer permitted by the penultimate paragraph of the covenant incorporated herein (as so incorporated) by the second proviso to this subsection (a), or (B) if and to the extent that the Company's Chief Financial Officer shall certify in writing to the LOC Bank and the Administrating Banks, at least 45 days before discontinuance of any such franchise, that such discontinuance would not have a material adverse effect upon the Company's ability to meet its obligations under this Agreement or any of the Transaction Documents, Financing Documents or Refinancing Documents to which it is a party; and provided further that (y) the covenant contained in
Section 10(b)(3)(ii) of each Participation Agreement, in its form as of September 15, 1987 (and without regard to any subsequent amendment of such Section, unless approved in writing by the Required Banks), is hereby incorporated by reference herein as if set forth herein in full, except that each reference in such covenant to approval by, delivery to, consent by or the satisfaction of the Owner Participant, or of the Owner Participant and one or more other Persons, shall be deemed to refer instead to approval by, delivery to, consent by or the satisfaction of, as the case may be, the Required Banks and (z) the words "Reimbursement Agreement, the" shall be deemed to have been inserted between the words "this" and "Participation" in clause (b) of such Section.

      (b) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, the noncompliance with which would materially and adversely affect the business or condition of the Company and its Subsidiaries, taken as a whole, or the Company's ability to perform its obligations under this Agreement or any of the Transaction Documents, Financing Documents or Refinancing Documents to which it is a party, such compliance to include, without limitation, paying before the same become delinquent all material taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent compliance with any of the foregoing is then being contested in good faith.

      (c) MAINTENANCE OF INSURANCE, ETC. Maintain insurance with responsible and reputable insurance companies or associations or through its own program of self-insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates and furnish to the LOC Bank and the Administrating Banks, within a reasonable time after written request therefor, such information as to the insurance carried as the LOC Bank or either Administrating Bank may reasonably request.

      (d) VISITATION RIGHTS. At any reasonable time and from time to time as the LOC Bank or any Administrating Bank or other Bank may reasonably request, permit the LOC Bank or such Administrating Bank or other Bank or any employees, authorized agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their respective officers or directors; provided, however, that the Company reserves the right to restrict access to any of its generating facilities and to prohibit the copying of such records in accordance with the requirements of Applicable Law and reasonably adopted procedures relating to safety and security. The LOC Bank, each Administrating Bank and each other Bank agree to use reasonable efforts to ensure that any information concerning the Company or any of its Subsidiaries obtained by the LOC Bank or such Administrating Bank or other Bank pursuant to this Section that is not contained in a report or other document filed with the Securities and Exchange Commission, distributed by the Company to its security holders or otherwise generally available to the public, will, to the extent permitted by law and except as may be required by valid subpoena or in the normal course of the LOC Bank's or such Administrating Bank's or other Bank's business operations (which shall include such Bank's sharing of its liability under the Letters of Credit with other banks), be treated confidentially by the LOC Bank or such Administrating Bank or other Bank and will not be distributed or otherwise made available by the LOC Bank or such Administrating Bank or other Bank to any person, other than the LOC Bank's or such Administrating Bank's or other Bank's employees, authorized agents or representatives.

      (e) KEEPING OF BOOKS. Keep, and cause each Subsidiary to keep, proper books of record and account in which entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary in accordance with generally accepted accounting principles.

      (f) MAINTENANCE OF PROPERTIES. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties that are used or that are useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, it being understood that this covenant relates only to the good working order and condition of such properties (other than properties in cold reserve and the Warwick Coal Mine) and shall not be construed as a covenant of the Company or any Subsidiary not to dispose of such properties by sale, lease, transfer or otherwise.

      (g) REPORTING REQUIREMENTS. Furnish to the Administrating Banks, with sufficient copies for the LOC Bank and each other Bank, the following:

           (i) promptly after the occurrence of each Reimbursement Default, Event of Default and Indenture Event of Default, the statement of an authorized officer of the Company setting forth details of such Reimbursement Default, Event of Default or Indenture Event of Default, as the case may be, and the action that the Company has taken or proposes to take with respect thereto;

           (ii) as soon as available and in any event within 60 days after the close of each of the first three quarters in each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, fairly presenting the financial condition of the Company and its Subsidiaries as at such date and the results of operations of the Company and its Subsidiaries for such period and setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the Chief Financial Officer, the Controller, the Treasurer or an Assistant Treasurer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

           (iii) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the annual report for such year for the Company and its Subsidiaries, containing financial statements for such year certified by Deloitte & Touche or other independent public accountants acceptable to the LOC Bank and the Participating Banks;

           (iv) concurrently with the delivery of the financial statements specified in clauses (ii) and (iii) above, a certificate of the Chief Financial Officer, the Controller, the Treasurer or an Assistant Treasurer of the Company (A) stating whether he has any knowledge of the occurrence at any time prior to the date of such certificate of any Reimbursement Default, Event of Default or Indenture Event of Default not theretofore reported pursuant to the provisions of clause (i) of this subsection (g) or of the occurrence at any time prior to such date of any such event, except events theretofore reported pursuant to the provisions of clause
      (i) of this subsection (g) and remedied, and, if so, stating the facts with respect thereto, and (B) setting forth in a true and correct manner the calculation of the ratios and amounts contemplated by subsections (h),
      (i) and (j)
      below, as of the date of the most recent financial statements accompanying such certificate, to show the Company's compliance with or the status of the financial covenants contained in such Sections;

           (v) promptly after the sending or filing thereof, copies of all reports that the Company sends to any of its security holders, and copies of all reports on Form 10-K, Form 10-Q or Form 8-K that the Company or any Subsidiary files with the Securities and Exchange Commission;

           (vi) as soon as possible and in any event (A) within 30 days after the Company or any member of the Controlled Group knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (B) within 10 days after the Company or any member of the Controlled Group knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of the Chief Financial Officer of the Company describing such Termination Event and the action, if any, that the Company or such member of the Controlled Group proposes to take with respect thereto;

           (vii) promptly and in any event within two Business Days after receipt thereof by the Company or any member of the Controlled Group from the PBGC, copies of each notice received by the Company or any such member of the Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

           (viii) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan;

           (ix) promptly and in any event within five Business Days after receipt thereof by the Company or any member of the Controlled Group from a Multiemployer Plan sponsor, a copy of each notice received by the Company or any member of the Controlled Group concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

           (x) such other information respecting the condition or operations, financial or otherwise, of the Company or any of its

      Subsidiaries, including, without limitation, copies of all reports and registration statements that the Company or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange, as the LOC Bank, either Administrating Bank or any other Bank may from time to time reasonably request; and

           (xi) promptly and in any event within five Business Days after either Moody's or S&P has changed its rating of any of the First Mortgage Bonds, notice of such rating change.

      (h) MAINTENANCE OF EQUITY. Maintain at all times Consolidated Common Equity of not less than 31%, or if the Company should effect a corporate reorganization at its own initiative, 26%, of Consolidated Capitalization.

      (i) CASH COVERAGE RATIO. Maintain with respect to each twelve-month period ending on the last day of each fiscal quarter (determined as of the last day of such fiscal quarter) a Cash Coverage Ratio of at least 1.5 to 1. "CASH COVERAGE RATIO", with respect to any such period shall mean the ratio of (i) the sum of (A) consolidated net income of the Company for such period plus (or minus) (B) all extraordinary items deducted (or added) in determining said net income plus (C) all income taxes deducted in determining said net income plus
(D) total interest charges of the Company and its Subsidiaries deducted in determining said net income, excluding allowance for borrowed funds used during construction (such interest charges with such exclusion being referred to as "ACTUAL INTEREST EXPENSE") plus (E) depreciation minus (F) allowance for equity and borrowed funds used during construction and other noncash items described in Financial Accounting Standards Board Statement No. 90 to (ii) Actual Interest Expense for such period.

      (j) CONSOLIDATED NET WORTH. Maintain at all times Consolidated Net Worth of not less than $825,000,000.

      (k) LINE OF CREDIT. Perform and observe all material terms and provisions to be performed and observed by the Company under the Credit Facility (as defined below) and use its best efforts to maintain in full force and effect at all times such Credit Facility; the Company shall not amend, modify or supplement (or consent to any amendment, modification or supplementation of) such Credit Facility in a manner that would reduce the rights or entitlements of the Company thereunder in any material way. For purposes of this subsection (k), "CREDIT FACILITY" shall mean the Revolving Credit Agreement, dated October 7, 1994, among the Company, the banks named therein and Mellon Bank, N.A. and The First National Bank of

Chicago, as Co-Agents, or any other credit facility containing usual and customary terms and conditions for facilities similar in nature to such Revolving Credit Agreement and with an aggregate principal amount of not less than $125,000,000.

      (l) BOND RATINGS. Use its best efforts to ensure that the First Mortgage Bonds are rated at all times by Moody's and S&P.

      SECTION 12. NEGATIVE COVENANTS. The Company agrees that, during the term of this Agreement, it will not:

      (a) COMPLIANCE WITH ERISA. (i) Take any action, or permit to exist any event or condition, that would result in a Termination Event causing any material liability to the PBGC or to any trustee under Section 4042 or Section 4049 of ERISA, (ii) engage in, or, with respect to any single-employer Plan, permit any person to engage in, any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan that would subject the Company or any Subsidiary to any material tax, penalty or other liability, (iii) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived, involving any single-employer Plan or (iv) with respect to any single-employer Plan, permit to exist any event or condition that presents a material risk of incurring a material liability to the PBGC or to any trustee under Section 4042 or Section 4049 of ERISA; or

      (b) ASSIGNMENT OR AMENDMENT OF TRANSACTION DOCUMENTS, FINANCING DOCUMENTS OR REFINANCING DOCUMENTS. (i) Enter into any assignment of the Company's obligations under this Agreement or any of the Transaction Documents (except in connection with any transaction permitted by the covenant incorporated by reference in Section 11(a) hereof (as so incorporated) or as contemplated herein or therein), Financing Documents or Refinancing Documents, without obtaining the express prior written consent of the Required Banks or (ii) enter into any amendment or modification of any of the Transaction Documents, Financing Documents or Refinancing Documents which would affect the rights of the Banks hereunder unless it shall have given the Banks prior notice thereof and, if such amendment or modification, in the reasonable opinion of the Required Banks, would materially and adversely affect the Banks' rights and interest hereunder or the ability of the Company to perform its obligations hereunder, unless the Required Banks shall have given their prior written consent.

      SECTION 13. REIMBURSEMENT EVENTS OF DEFAULT. The following events shall be "REIMBURSEMENT EVENTS OF DEFAULT" hereunder unless waived by the Required Banks pursuant to Section 14 hereof:

      (a)  the Company shall fail to pay when due any amount payable under
Section 2 hereof or fail to pay within 5 Business Days after becoming due any amount payable under Section 3 hereof; or

      (b) the Company shall fail to make, or cause to be made, one or more payments specified in Section 15(i) of any of the Facility Leases equal to or exceeding $1,000,000 in the aggregate within the period specified in that Section for such payment or payments; or

      (c) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by subsection
(a), above) for 30 days after written notice thereof has been given to the Company by the LOC Bank or any Administrating Bank or other Bank; or

      (d) any representation, warranty, certification or statement made by the Company in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made; or

      (e) any material provision of this Agreement shall at any time for any reason cease to be valid and binding upon the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company or any governmental agency or authority, or the Company shall deny that it has any or further liability or obligation under this Agreement; or

      (f) the Company or any Subsidiary shall fail to make any payment on any Indebtedness, or to make any payment of any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure, default or event is to accelerate, or to permit the acceleration of (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto), the maturity of any Indebtedness the aggregate principal amount of which is greater than $25,000,000, or any Indebtedness the aggregate principal amount of which is greater than $25,000,000 shall be declared due and payable, or required to be prepaid (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto or a regularly scheduled required prepayment) prior to the stated maturity thereof; or

      (g) the Company or any Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of all or any substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or (v) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or any order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or if, without the application, approval or consent of the Company, a proceeding shall be instituted in any court of competent jurisdiction seeking in respect of the Company an adjudication in bankruptcy, reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law and if such proceeding is being contested by the Company in good faith, the same shall continue undismissed, or pending and unstayed, for any period of 60 consecutive days; or

      (h) any judgment or order for the payment of money exceeding any applicable insurance coverage by more than $25,000,000 shall be rendered against the Company or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

      (i)  any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the
LOC Bank or any Administrating Bank or other Bank, (i) such Termination Event
(if correctable) shall not have been corrected and (ii) the then Unfunded Vested Liabilities of such Plan exceed $5,000,000 (or, in the case of a Termination Event involving the withdrawal of a "substantial employer", (as defined in
Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount), or the Company or any member of the Controlled Group as employer under a
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                                                                              60

Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the Plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000; or

      (j) any change in Applicable Law or any Governmental Action (including, but not limited to, the revocation or modification of any Governmental Action previously secured) shall occur that has the effect of making the transactions contemplated by this Agreement or the Transaction Documents unauthorized, illegal or otherwise contrary to Applicable Law; or

      (k) any event specified in Section 15(vi), (vii) or (ix) of any of the Facility Leases shall occur.

If a Reimbursement Event of Default occurs and is continuing, the Required Banks may, in their sole discretion, by notice to the Company and the Owner Participants, (A) cause the LOC Bank to terminate all of the Letters of Credit as provided therein and (B) declare the Advances and all other principal amounts outstanding hereunder, all interest thereon and all other amounts payable hereunder to be due and payable within two Business Days after demand therefor by the Required Banks to the Company, whereupon the Advances and all other principal amounts outstanding hereunder, all such interest and all such other amounts shall become and be forthwith due and payable at such time, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that in the event of the occurrence of any Reimbursement Event of Default described in subsection
(g), above, with respect to the Company, (1) the obligations of the Participating Banks to make Advances shall automatically be terminated, and (2) the Advances and all other principal amounts outstanding hereunder, all interest accrued and unpaid thereon and all other amounts payable hereunder shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

      SECTION 14. AMENDMENTS AND WAIVERS. Subject to Section 23 hereof, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Banks; provided, however, that no such agreement shall
(a) change the Maximum Credit Amount with respect to any Letter of Credit (other than any reduction in such Maximum Credit Amount in accordance with the provisions of such Letter of Credit), extend or advance the Termination Dates of the Letters of Credit or the dates for the reimbursement of drawings under the Letters of Credit or for the repayment of Advances, or for the payment of interest on such drawings or Advances, or reduce the rate of interest on any unreimbursed drawings or Advances, (b) change the Participation Percentage of any Bank or the fees provided for in
Section 3(a) hereof, (c) waive, modify or eliminate any of the conditions specified in Section 7(b) or 7(c), (d) reduce the principal of, or interest on, the Advances, any amount reimbursable on demand pursuant to Section 2(a), or any fees or other amounts payable hereunder, or (e) amend or modify the provisions of this Section 14, Section 4 hereof, Section 5(b) hereof, Section 6(d) hereof,
Section 17 hereof, Section 19 hereof, Section 21 hereof, Section 22 hereof or
Section 23 hereof or the definition of "Required Banks," in each case without the prior written consent of the LOC Bank and each Participating Bank; and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the LOC Bank hereunder, or change the fees provided for in Section 3(c) hereof, without the prior written consent of the LOC Bank, or amend, modify or otherwise affect the rights or duties of the Administrating Banks hereunder without the prior written consent of the Administrating Banks. The Administrating Banks and each Bank shall be bound by any modification or amendment authorized by this Section 14, and any consent by any Participating Bank pursuant to this Section 14 shall bind any successor Participating Bank or any Participant acquiring a participation from it whether or not such successor Participating Bank or such Participant has received actual notice thereof.

      SECTION 15. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopy or other facsimile transmission and with confirmation of receipt in the case of telecopy or other facsimile transmission) and shall be given to such party, addressed to it, at its address or telex or telecopy number set forth below the name of such party on the signature pages hereof or in the Assignment Agreement pursuant to which any financial institution became a party hereto in accordance with Section 5(j) or 23(b) hereof or such other address or telex or telecopy number as such party may hereafter specify for that purpose by notice to the other parties. Each such notice, request or communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified below and the appropriate answerback is received, (ii) if given by mail, upon receipt but not later than 5 days after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address for notices described above.

      SECTION 16. NO WAIVER; REMEDIES. No failure on the part of the LOC Bank or any Administrating Bank or other Bank to exercise, and no delay in exercising, any power or right hereunder for any period of time shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided to the LOC Bank, the Administrating Banks and the other Banks are cumulative and not exclusive of any other rights or remedies that the LOC Bank or any Administrating Bank or other Bank may otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company herefrom shall in any event be effective unless the same shall be authorized as provided in
Section 14 above, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

      SECTION 17. RIGHT OF SETOFF.

      (a) If a Reimbursement Event of Default shall have occurred and be continuing, the LOC Bank and each other Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the LOC Bank or such other Bank to or for the credit or the account of the Company against any and all obligations of the Company now or hereafter existing under this Agreement, irrespective of whether or not the LOC Bank or such other Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The LOC Bank and each other Bank agree to notify the Company promptly after any such setoff and application made thereby, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of the LOC Bank and each other Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the LOC Bank or such other Bank may have.

      (b) Each Participating Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Company, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Participating Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of amounts paid by it pursuant to Section 5(a) as a result of which the unreimbursed portion of Section 5(a) payments made by it shall be proportionately less (determined in accordance with each Participating Bank's Participation Percentage) than the unreimbursed portion of
Section 5(a) payments made by any other Participating Bank, it shall be deemed to have simultaneously purchased from such other Participating Bank a participation in the unreimbursed portion of Section 5(a) payments made by such other Participating Bank, so that the aggregate unreimbursed portion of Section 5(a) payments made by it and participations in the unreimbursed portion of Section 5(a) payments made by each other Participating Bank and held by it shall be in the same proportion (determined in accordance with each Participating Bank's Participation Percentage) to the aggregate unreimbursed portion of Section 5(a) payments made by all Participating Banks as the principal amount of the unreimbursed portion of Section 5(a) payments made by it prior to such exercise of banker's lien, setoff or counterclaim was to the unreimbursed portion of all Section 5(a) payments made by all Participating Banks prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that, if any such purchase shall be made pursuant to this Section 17(b) and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored. The Company expressly consents to the foregoing arrangements and agrees that any Participating Bank holding a participation in an unreimbursed portion of a Section 5(a) payment deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Company to such Participating Bank as fully as if such Participating Bank held an unreimbursed portion of a Section 5(a) payment in the amount of such participation.

      SECTION 18. CONTINUING OBLIGATION. The obligations of the Company under this Agreement shall continue until the later of (i) the Termination Date of the last outstanding Letter of Credit and (ii) the date upon which all amounts due and owing to the LOC Bank, the Administrating Banks and the other Banks hereunder (including, without limitation, all Advances, interest thereon, fees and expenses) shall have been paid in full and shall (A) be binding upon the Company and its successors and assigns and (B) inure to the benefit of and be enforceable by the LOC Bank, each Administrating Bank and each other Bank, and their successors, transferees and assigns; provided, however, that the Company may not assign all or any part of this Agreement without the prior written consent of the LOC Bank and the other Banks.

      SECTION 19. EXTENSION OF LETTERS OF CREDIT. At least 6 months but not more than 12 months before October 2, 1999, the Company may request the LOC Bank and the Participating Banks, by giving written notice of such request to the Administrating Banks, to extend the Stated Expiration Date of any Letter of Credit, specifying the terms and conditions, including fees, to be applicable to such extension. The Administrating Banks shall promptly notify the LOC Bank and each Participating Bank of such request, and, no later than 90 days from the date on which the Administrating Banks shall have received notice from the Company pursuant to the preceding sentence, the Administrating Banks shall notify the Company of the consent or nonconsent to such extension request. No extension shall be effective without the consent of the LOC Bank and all of the Participating Banks. The consent of the LOC Bank and all of the Participating Banks shall be conditional upon the preparation, execution and delivery of legal documentation in form and substance satisfactory to the LOC Bank and all of the Participating Banks and their counsel incorporating substantially the terms and conditions contained in the extension request as the same may be modified by agreement among the Company and the Banks.

      SECTION 20. LIMITED LIABILITY OF THE BANKS. As between the Company, on the one hand, and the LOC Bank, the other Banks and the Administrating Banks, on the other hand, the Company assumes all risks of the acts or omissions of the Owner Participants, the General Partners, the Designated General Partners and the Limited Partners with respect to their use of the Letters of Credit. None of the LOC Bank, the Administrating Banks, the other Banks or any of their officers or directors shall be liable or responsible for: (a) the use that may be made of the Letters of Credit or for any acts or omissions of the Owner Participants, the General Partners, the Designated General Partners or the Limited Partners in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the LOC Bank against presentation of documents that do not comply with the terms of the appropriate Letter of Credit, including failure of any documents to bear any reference or adequate reference to the appropriate Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that the Company and the Participating Banks shall have a claim against the LOC Bank, and the LOC Bank shall be liable to the Company and the Participating Banks to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company or the Participating Banks, as the case may be, that the Company or the Participating Banks, as the case may be, prove were caused by (i) the LOC Bank's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms thereof or (ii) the LOC Bank's willful failure to pay under a Letter of Credit after the presentation to it by the appropriate Owner Participant, Designated General Partner or Limited Partner, as the case may be, of a draft and certificate strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the LOC Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. Nothing in this Section 20 is intended to limit the Company's reimbursement and repayment obligations contained in Section 2 hereof or any Participating Bank's reimbursement obligation contained in Section 5(a) hereof. Without prejudice to the survival of any other obligation of the Company hereunder, the obligations of the Company contained in this Section 20 shall survive the payment in full of amounts payable by the Company under Section 2 hereof and by the Participating Banks under Section 5(a) hereof, termination of the Letters of Credit, reimbursement to the LOC Bank of any payments or disbursements under the Letters of Credit and termination of this Agreement.

      SECTION 21. COSTS, EXPENSES AND TAXES.  The Company agrees to pay not later than 30 days after demand therefor, (i) whether or not the transactions contemplated herein are consummated, all reasonable costs and expenses of the Administrating Banks and the LOC Bank in connection with the preparation, review, execution, delivery, filing, recording and administration of this Agreement, the Letters of Credit, the Transaction Documents, the Financing Documents, the Refinancing Documents and any other documents that may be delivered in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of respective counsel for the Administrating Banks and the LOC Bank with respect thereto and with respect to advising and representing the Administrating Banks and the LOC Bank with respect to their rights and responsibilities under, or any waiver, amendment or enforcement of (including, without limitation, in the case of any default or prospective default), this Agreement, the Letters of Credit, the Transaction Documents, the Financing Documents, the Refinancing Documents or any other documents that may be delivered in connection herewith or therewith, or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the LOC Bank from paying any amount under any Letter of Credit and (ii) all reasonable fees and out-of-pocket expenses of respective counsel for each Participating Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise)
of this Agreement in the event of the occurrence of any event set forth in
Section 13(g) hereof. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Letters of Credit, the Transaction Documents, the Financing Documents, the Refinancing Documents and such other documents and agrees to hold the Administrating Banks and the LOC Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; provided that the Administrating Banks and the LOC Bank agree to notify the Company promptly of any such taxes and fees that are incurred thereby. Without prejudice to the survival of any other obligation of the Company hereunder, the obligations of the Company contained in this Section 21 shall survive the payment in full of amounts payable by the Company under Section 2 hereof and by the Participating Banks under Section 5(a) hereof, termination of the
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                                                                              66

Letters of Credit, reimbursement to the LOC Bank of any payments or disbursements under the Letters of Credit and termination of this Agreement.

      SECTION 22. INDEMNIFICATION. The Company hereby agrees to indemnify and hold harmless the LOC Bank, each Administrating Bank and each other Bank from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever that the LOC Bank or such Administrating Bank or other Bank may incur (or that may be claimed against the LOC Bank or such Administrating Bank or other Bank by any Person whatsoever) (a) by reason of any inaccuracy in any material respect, or untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any offering document distributed by or on behalf of the Company in connection with obtaining purchasers of the Company's undivided interest in Unit 2, or in any supplement or amendment to either thereof, or the omission or alleged omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading; (b) by reason of or in connection with the execution, delivery and performance of this Agreement, the Transaction Documents, the Financing Documents or the Refinancing Documents, or any transaction contemplated hereby or thereby; or (c) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make lawful payment under, any Letter of Credit; provided that the Company shall not be required to indemnify the LOC Bank or any Administrating Bank or other Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the LOC Bank in determining whether a draft or certificate presented under a Letter of Credit complied with the terms of such Letter of Credit or the LOC Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it by the appropriate Owner Participant, Designated General Partner or Limited Partner, as the case may be, of a draft and certificate strictly complying with the terms and conditions of such Letter of Credit. Notwithstanding the generality of the foregoing, the failure by the LOC Bank to make payment under an LP Letter of Credit after presentation to it by the appropriate Owner Participant, Designated General Partner or Limited Partner, as the case may be, of a draft and a certificate strictly in conformance with the terms and conditions of such LP Letter of Credit, shall not constitute the gross negligence or willful misconduct of the LOC Bank if such failure to make payment under any such draft is the result of the strict compliance by the LOC Bank with the provisions set forth in the eighth paragraph of such LP Letter of Credit. Nothing in this Section 22 is intended to limit the Company's reimbursement and repayment obligations contained in Section 2 hereof or any Participating Bank's reimbursement obligation contained in Section 5(a) hereof. Without prejudice to the survival of any other obligation of the Company hereunder, the indemnities and obligations of the Company contained in this Section 22 shall survive the payment in full of amounts payable by the Company under Section 2 hereof and by the Participating Banks under Section 5(a) hereof, termination of the Letters of Credit, reimbursement to the LOC Bank of any payments or disbursements under the Letters of Credit, termination of this Agreement and, with respect to any Participating Bank, such Participating Bank's becoming a Nonperforming Participating Bank.

      SECTION 23. SALES OF PARTICIPATIONS AND ASSIGNMENTS.

      (a) Without the consent of the LOC Bank, the Administrating Banks, the Company or any other Participating Bank, each Participating Bank may grant participations in its participation in the Letters of Credit (each Person to which a participation is granted being called a "PARTICIPANT"); provided, however, that (i) such Participating Bank's obligations under this Agreement shall remain unchanged; (ii) such Participating Bank shall remain solely responsible to the other parties hereto for the performance of such obligations;
(iii) the Company, the Administrating Banks, the LOC Bank and the other Banks shall continue to deal solely and directly with such Participating Bank in connection with such Participating Bank's rights and obligations under this Agreement; and (iv) any Participant of such Participating Bank shall not be entitled to require such Participating Bank to take or omit to take any action hereunder, except any action (A) extending the Termination Dates of the Letters of Credit or the dates for reimbursement of drawings under the Letters of Credit or for repayment of Advances, or for the payment of interest thereon, or (B) reducing the rate of interest on any unreimbursed drawings or Advances or the fees provided for in Section 3(a) hereof. If, at the time of a grant of a participation pursuant to this subsection (a), the proposed Participant is subject to Taxes that would result in a claim for compensation pursuant to
Section 4(d) hereof materially greater than that to which the Participating Bank granting such participation is entitled, such grant shall be subject to the consent of the Company (which consent shall not be unreasonably withheld).

      (b) With the prior written consent of the LOC Bank and the Company (which consent in the case of the Company shall not be unreasonably withheld or delayed and, in the case of an assignment to another Participating Bank or to an Affiliate of a Participating Bank, shall not be required), any Participating Bank may assign all or a portion (but in no event less than $5,000,000) of its obligations hereunder to one or more financial institutions, and, notwithstanding the provisions of Section 14 hereof, upon the execution of an Assignment Agreement by such Participating Bank and such financial institution, the delivery of such Assignment Agreement to

Union Bank (together with a processing fee of $2,000) and the acceptance of such Assignment Agreement by Union Bank, such financial institution shall become a "Participating Bank" for purposes of this Agreement and shall be entitled to the rights, privileges and obligations of a Participating Bank hereunder, and such assigning Participating Bank shall be released from its obligations with respect to the portion of its participation so assigned.

      (c) The Company shall be permitted to replace any Participating Bank that requests reimbursement for amounts owing pursuant to Section 4(a) with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any applicable law, (ii) no Reimbursement Default shall have occurred and be continuing at the time of such replacement,
(iii) prior to the date of replacement, the replacement bank or institution shall purchase, at par, all amounts owing to such replaced Participating Bank,
(iv) the replacement bank or institution, if not already a Participating Bank, and the terms and conditions of such replacement, shall be acceptable to the Administrating Banks and the LOC Bank in their sole and absolute discretion, (v) the replaced Participating Bank shall be obligated to make such replacement in accordance with the provisions of subsection (b), above, (vi) until such time as such replacement shall be consummated, the Company shall pay all additional amounts (if any) required pursuant to Section 4(a), and (vii) any such replacement shall not be deemed to be a waiver of any rights which the Company, the Administrating Banks, the LOC Bank or any other Participating Bank may have against the replaced Participating Bank.

      SECTION 24. ADMINISTRATING BANKS.

      (a) In order to expedite the various transactions contemplated by this Agreement, Union Bank and Swiss Bank Corporation are hereby appointed to act as Administrating Banks on behalf of the LOC Bank and the Participating Banks. The LOC Bank and each Participating Bank hereby authorize and direct the Administrating Banks and each of them to take such action on behalf of the LOC Bank and such Participating Bank under the terms and provisions of this Agreement and to exercise such powers hereunder as are specifically delegated to or required of the Administrating Banks or either of them by the terms and provisions hereof, together with such powers as are reasonably incidental thereto. The Administrating Banks and each of them are hereby expressly authorized on behalf of the LOC Bank and the Participating Banks, in accordance with the terms hereof and without hereby limiting any other express or implied authority, (i) to receive on behalf of the LOC Bank and each of the Participating Banks any payment of fees due to the LOC Bank or the Participating Banks hereunder and all other amounts accrued hereunder paid to the Administrating Banks or either of them for the accounts of the LOC Bank and the Participating Banks, and promptly to distribute to the LOC Bank and to each Participating Bank its proper share of all payments so received; (ii) to give notice within a reasonable time on behalf of each of the Participating Banks to the Company of any Reimbursement Event of Default specified in this Agreement of which the Administrating Banks or either of them has actual knowledge acquired in connection with its capacity as an Administrating Bank hereunder; and (iii) to distribute to the LOC Bank and each Participating Bank copies of all notices, agreements and other material as provided for in this Agreement as received by the Administrating Banks or either of them.

      (b) Neither Administrating Bank nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them hereunder except for its or his own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith or be required to ascertain or to make any inquiry concerning the performance or observance by the Company of any of the terms, conditions, covenants or agreements of this Agreement. The Administrating Banks shall not be responsible to the Banks for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, the Letters of Credit or any other instrument to which reference is made herein. The Administrating Banks shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Banks, and, except as otherwise specifically provided herein, such instructions and any action taken or failure to act pursuant thereto shall be binding on all the Participating Banks. The Administrating Banks shall, in the absence of knowledge to the contrary, be entitled to rely on any paper or document believed thereby to be genuine and correct and to have been signed or sent by the proper Person or Persons.
Neither Administrating Bank nor any of such bank's directors, officers, employees or agents shall have any responsibility to the Company or the LOC Bank on account of the failure or delay in performance or breach by any Bank of any of its obligations hereunder or to any Participating Bank on account of the failure of or delay in performance or breach by any other Participating Bank, the LOC Bank or the Company of any of their respective obligations hereunder or in connection herewith. The Administrating Banks may execute any and all duties hereunder by or through agents or employees and shall be entitled to advice of legal counsel selected by them with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith in accordance with the advice of such counsel.

      (c) With respect to its Participation Percentage hereunder, each Administrating Bank, in its individual capacity and not as an Administrating
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                                                                              70

Bank, shall have the same rights and powers hereunder and under any other agreement executed in connection herewith as any other Participating Bank and may exercise the same as though it were not an Administrating Bank, and each Administrating Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with, the Company, any Subsidiary or any other Affiliate thereof as if it were not an Administrating Bank.

      (d) Each Participating Bank agrees (i) to reimburse each Administrating Bank in the amount of such Participating Bank's pro rata share (determined in accordance with such Participating Bank's Participation Percentage) of any expenses incurred for the benefit of the Participating Banks by such Administrating Bank, including fees and expenses of counsel and compensation of agents and employees paid for services rendered on behalf of the Participating Banks, not reimbursed by the Company and (ii) to indemnify and hold harmless each Administrating Bank and any of its directors, officers, employees or agents, on demand, in the amount of its pro rata share (determined as aforesaid), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as an Administrating Bank in any way relating to or arising out of this Agreement or any action taken or omitted by it or any of them under this Agreement, to the extent not reimbursed by the Company, provided that no Participating Bank shall be liable to an Administrating Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Administrating Bank or any of its directors, officers, employees or agents.

      (e) Each Participating Bank acknowledges that it has, independently and without reliance upon the LOC Bank, the Administrating Banks or any other Participating Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Participating Bank also acknowledges that it will, independently and without reliance upon the LOC Bank, the Administrating Banks or any other Participating Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder.

      SECTION 25. SEVERABILITY. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 26. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company, the Administrating Banks, the LOC Bank and the other Banks each (i) irrevocably submits to the jurisdiction of any New York State court or Federal court sitting in New York City in any action arising out of this Agreement or the Letters of Credit, (ii) agrees that all claims in such action may be decided in such court,
(iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum and (iv) consents to the service of process by mail. A final, non-appealable judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

      SECTION 27. RELATIONS OF PARTIES. No term, provision or requirement of this Agreement or any Letter of Credit, whether express or implied, shall (i) be construed to create a partnership, association or other arrangement by or under which the LOC Bank, the Administrating Banks or the other Banks shall be liable for any obligation of the Company under any Transaction Document, Financing Document or Refinancing Document, (ii) entitle any party thereto to a right of reimbursement or contribution from the LOC Bank, the Administrating Banks or the other Banks with respect thereto or (iii) secure, in any way, the claim of a party thereunder. In addition, the Company acknowledges and agrees that the relationship created under this Agreement between the Company on the one hand, and the LOC Bank and the other Banks, on the other hand, is a debtor/creditor relationship, separate and distinct from the relationship between or among the Company and the Owner Trustee, any Owner Participant, any General Partner, any Designated General Partner, any Limited Partner and/or any other Person.

      SECTION 28. HEADINGS AND TABLE OF CONTENTS. Section headings in, and the Table of Contents of this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      SECTION 29. COUNTERPARTS AND EFFECTIVENESS. (a) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

      (b) Although this Agreement is dated as of the date first above written for convenience, this Agreement shall be effective on, and shall not be binding upon any of the parties hereto until, the Date of Issuance.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or attorneys-in-fact thereunto duly authorized as of the date first above written.


                                     DUQUESNE LIGHT COMPANY



                                     By: /s/ James D. Mitchell
                                        -------------------------------------
                                        Title: Treasurer

                                     Address for Notice:
                                     -------------------

                                     Duquesne Light Company
                                     One Oxford Centre
                                     301 Grant Street
                                     Pittsburgh, Pennsylvania 15279
                                     Telephone:    (412) 393-4131
                                     Telecopy:     (412) 393-6571
                                     Attention:    James D. Mitchell
                                                   Treasurer

                                            SWISS BANK CORPORATION,
                                            NEW YORK BRANCH,
                                             as LOC Bank


                                            By /s/ Jennifer L. Match
                                              --------------------------------
                                              Title:     Jennifer L. Match
                                                         Director
                                                         Merchant Banking

                                            By /s/ Marcia Burkey
                                              --------------------------
                                              Title: DIRECTOR


                                            Address for Notice:
                                            -------------------
                                            Swiss Bank Corporation,
                                            San Francisco Branch
                                            101 California Street, Suite 1700
                                            San Francisco, California 94111-5884
                                            Telephone:  (415) 774-3362
                                            Telecopy:   (415) 989-7570
                                            Attention:  Ms. Marcia Burkey

                                            with a copy to:
                                            ---------------
                                            Swiss Bank Corporation,
                                            New York Branch
                                            222 Broadway
                                            2nd Floor
                                            New York, New York 10038
                                            Telephone: (212) 514-3480
                                            Telecopy: (212) 574-3748
                                            Attention: Ms. Yvonne Rubin,
                                                         Client Services


                                            Account for Payments:
                                            ---------------------
                                            Swiss Bank Corporation,
                                            New York Branch
                                            222 Broadway
                                            2nd Floor
                                            New York, New York 10038
                                            Telephone:  (212) 574-4642
                                            Telecopy:   (212) 574-3748
                                            Attention:  Ms. Yvonne Rubin,
                                                        Client Services
                                            Re:         Duquesne Light Company
                                            ABA #:      799/Fedwire No.026007993

                                        UNION BANK,
                                         as Administrating Bank


                                        By /s/ John M. Edmonston
                                          ----------------------
                                          Title: V.P.

                                        Address for Notice:
                                        -------------------

                                        Union Bank
                                        445 South Figueroa Street
                                        Los Angeles, California 90071
                                        Telephone:   (213) 236-5809
                                        Telex:       188612
                                        Telecopy:    (213) 236-4096
                                        Attention:   John Edmonston
                                                     Energy Capital Services

                                        Account for Payments:
                                        ---------------------

                                        Union Bank
                                        1980 Saturn Street
                                        Monterey Park, California 91754
                                        Telephone:  (213) 720-2679
                                        Telex:      188612
                                        Telecopy:   (213) 724-6198
                                        Attention:  192 Note Center
                                        Re:         Duquesne Light Company
                                        ABA #:      122000496

                                         SWISS BANK CORPORATION,
                                         NEW YORK BRANCH,
                                          as Administrating Bank


                                         By  /s/ Jennifer L. Match
                                           ---------------------------
                                           Title:    Jennifer L. Match
                                                     Director
                                                     Merchant Banking

                                         By  /s/ Marcia Burkey
                                           ---------------------------
                                           Title:   Director


                                         Address for Notice:
                                         ------------------
                                         Swiss Bank Corporation,
                                         San Francisco Branch
                                         101 California Street, Suite 1700
                                         San Francisco, California 94111-5884
                                         Telephone:  (415) 774-3362
                                         Telecopy:   (415 989-7570
                                         Attention:  Ms. Marcia Burkey

                                         with a copy to:
                                         --------------
                                         Swiss Bank Corporation,
                                         New York Branch
                                         222 Broadway
                                         2nd Floor
                                         New York, New York 10038
                                         Telephone:  (212) 574-3480
                                         Telecopy:   (212) 574-3748
                                         Attention: Ms. Yvonne Rubin,
                                                     Client Services

                                         Accounts for Payments:
                                         ----------------------
                                         Swiss Bank Corporation,
                                         New York Branch
                                         222 Broadway
                                         2nd Floor
                                         New York, New York 10038
                                         Telephone:  (212) 574-4642
                                         Telecopy:   (212) 574-3748
                                         Attention: Ms. Yvonne Rubin,
                                                    Client Services
                                         Re:        Duquesne Light Company
                                         ABA #:     799/Fedwire No. 026007993

                                     PARTICIPATING BANKS

                                     BARCLAYS BANK PLC



                                     By /s/ Valerie A. Cline
                                       -------------------------------
                                       Name:  VALERIE A. CLINE
                                       Title: DIRECTOR


                                     Address for Notice:
                                     -------------------

                                     Barclays Bank PLC
                                     222 Broadway, 11th floor
                                     New York, New York  10038
                                     Telephone: (212) 412-6942
                                     Telecopy:  (212) 412-7511
                                     Attention: Valerie Cline
                                                Utility Finance Group

                                     Account for Payments:
                                     ---------------------

                                     Barclays Bank PLC
                                     222 Broadway, 12th floor
                                     New York, New York  10038
                                     Re:    Duquesne Light Company - SBLC
                                     ABA #:  026002574
                                     Account Name:  CLAD - Control Account
                                     Acct. #:   050019104

                                     CANADIAN IMPERIAL BANK OF COMMERCE



                                     By /s/ Joel W. Peterson
                                       -------------------------------
                                       Name:  Joel W. Peterson
                                       Title: Authorized Signatory

                                     Address for Notice:
                                     -------------------

                                     Canadian Imperial Bank of Commerce
                                     200 West Madison, Suite 2300
                                     Chicago, Illinois  60606
                                     Telephone:  (312) 855-3213
                                     Telecopy:   (312) 750-0927
                                     Attention:  Margaret E. McTigue
                                                 Vice President/Utilities Group

                                     with a copy to:
                                     ---------------

                                     Canadian Imperial Bank of Commerce
                                     Two Paces West
                                     2727 Paces Ferry Road, Suite 1200
                                     Atlanta, Georgia  30339
                                     Telephone:  (404) 319-4836
                                     Telex:      54-2413
                                     Telecopy:   (404) 319-4950
                                     Attention:  Clare Coyne
                                                 Senior Associate

                                     Account for Payments:
                                     ---------------------

                                     Morgan Guaranty Trust Company
                                      of New York
                                     60 Wall Street
                                     New York, New York  10260
                                     ABA #:           021-000-238
                                     For account of:  CIBC, New York Agency
                                     Account No:      630-00-480
                                     Reference:       Duquesne Light Company
                                     Attention:       The Atlanta Agency
                                     Account No:      0701610

                                     CREDIT LYONNAIS,
                                      NEW YORK BRANCH



                                     By /s/ Robert Ivosevich
                                       -------------------------------
                                       Name:  Robert Ivosevich
                                       Title: Senior Vice President

                                     Address for Notice:
                                     -------------------

                                     Credit Lyonnais
                                     New York Branch
                                     1301 Avenue of the Americas
                                     New York, New York  10019
                                     Telephone:     (212) 261-7335
                                     Telecopy:      (212) 459-3179
                                     Attention:     Mr. Alex Averbukh

                                     Account for Payments:
                                     ---------------------

                                     Credit Lyonnais
                                     New York Branch
                                     1301 Avenue of the Americas
                                     New York, New York  10019
                                     Telephone:     (212) 261-7315
                                     Telecopy:      (212) 459-3179
                                     Attention:     Loan Servicing
                                     Account Name:  Credit Lyonnais New York
                                                    in favor of Credit Lyonnais
                                                    Cayman Islands
                                     Re:            Duquesne Light Company
                                     ABA #:         026008073

                                     CREDIT SUISSE



                                     By /s/ Christopher Eldin
                                       -------------------------------
                                       Name:  CHRISTOPHER ELDIN
                                       Title: Member of Senior Management



                                     By /s/ Andrea Shkane
                                       -------------------------------
                                       Name:  ANDREA SHKANE
                                       Title: ASSOCIATE

                                     Address for Notice:
                                     -------------------

                                     Credit Suisse
                                     Tower 49
                                     12 East 49th Street
                                     New York, New York 10017
                                     Telephone:  (212) 238-5352
                                     Telecopy:   (212) 238-5389
                                     Attention:  Christopher J. Eldin

                                     Account for Payments:
                                     ---------------------

                                     Credit Suisse
                                     Loan Department Clearing Account
                                     Account No.: 904996-02
                                     New York, New York
                                     ABA #:      026009179
                                     Reference:  Duquesne Light Company

                                     THE FUJI BANK, LIMITED



                                     By /s/ Yoshihiko Shiotsugu
                                       -------------------------------
                                       Name:  Yoshihiko Shiotsugu
                                       Title: Vice President & Manager

                                     Address for Notice:
                                     -------------------

                                     The Fuji Bank, Limited
                                     Two World Trade Center
                                     New York, New York  10048
                                     Telephone:  (212) 898-2059
                                     Telex:      232440
                                     Telecopy:   (212) 912-0516
                                     Attention:  Chris Reid
                                                 Corporate Finance

                                     Account for Payments:
                                     ---------------------

                                     The Fuji Bank, Limited
                                     Two World Trade Center
                                     New York, New York  10048
                                     Telephone:  (212) 898-2059
                                     Telex:      232440
                                     Telecopy:   (212) 912-0516
                                     Attention:  Chris Reid
                                                 Corporate Finance
                                     Reference:  Duquesne
                                     ABA #:      CHIPS ABA No: 970
                                                 CHIPS UID No: 279368
                                     Attention:  515011U1

                                     SOCIETE GENERALE



                                     By /s/ Gordon Eadon
                                       -------------------------------
                                       Name:  GORDON EADON
                                       Title: VICE PRESIDENT

                                     Address for Notice:
                                     -------------------

                                     Societe Generale
                                     1221 Avenue of the Americas
                                     New York, New York  10020
                                     Telephone:   (212) 830-6853
                                     Telecopy:    (212) 278-7430
                                     Attention:   Mr. Gordon R. Eadon

                                     Account for Payments:
                                     ---------------------

                                     Societe Generale
                                     New York, New York
                                     ABA No.:     026004226
                                     Account No.: 9016112
                                     Reference:   Duquesne Light Company

                                     SWISS BANK CORPORATION,
                                     NEW YORK BRANCH


                                     By /s/ Jennifer L. Match
                                       -------------------------------
                                       Title: Jennifer L. Match
                                              Director
                                              Merchant Banking

                                     By /s/ Marcia Burkey
                                       -------------------------------
                                       Title: Director

                                     Address for Notice:
                                     -------------------
                                     Swiss Bank Corporation,
                                     San Francisco Branch
                                     101 California Street, Suite 1700
                                     San Francisco, California  94111-5884
                                     Telephone:   (415) 774-3362
                                     Telecopy:    (415) 989-7570
                                     Attention:   Ms. Marcia Burkey

                                     with a copy to:
                                     ---------------
                                     Swiss Bank Corporation,
                                     New York Branch
                                     222 Broadway
                                     2nd Floor
                                     New York, New York 10038
                                     Telephone: (212) 574-3480
                                     Telecopy:  (212) 574-3748
                                     Attention: Ms. Yvonne Rubin,
                                                    Client Services

                                     Account for Payments:
                                     ---------------------
                                     Swiss Bank Corporation,
                                     New York Branch
                                     222 Broadway
                                     2nd Floor
                                     New York, New York 10038
                                     Telephone:  (212) 574-4642
                                     Telecopy:   (212) 574-3748
                                     Attention:  Ms. Yvonne Rubin,
                                                 Client Services
                                     Re:         Duquesne Light Company
                                     ABA #:      799/Fedwire No. 026007993

                                     THE FIRST NATIONAL BANK OF BOSTON



                                     By /s/ Frank T. Smith, Jr.
                                       -------------------------------
                                       Name:  Frank T. Smith, Jr.
                                       Title: Director

                                     Address for Notice:
                                     -------------------

                                     The First National Bank of Boston
                                     100 Federal Street
                                     Mail Stop 01-08-02
                                     Boston, Massachusetts 02110
                                     Telephone:  (617) 434-5455
                                     Telecopy:   (617) 434-3652
                                     Attention:  Deborah Dobbins

                                     Account for Payments:
                                     ---------------------

                                     The First National Bank of Boston
                                     100 Rustcraft Road
                                     Dedham, Massachusetts 02026
                                     Account Name:  Commercial Loan Services
                                     Account No.    CLN# 015-7716
                                     ABA #:         011000390
                                     Reference:     Duquesne Light
                                                    CLN#015-7716
                                     Attention:     Deborah Williams

                                     TORONTO DOMINION (TEXAS), INC.



                                     By /s/ Warren Finlay
                                       -------------------------------
                                       Name:  WARREN FINLAY
                                       Title: VICE PRESIDENT

                                     Address for Notice:
                                     -------------------

                                     The Toronto-Dominion Bank
                                     31 West 52nd Street
                                     New York, New York 10019-6101
                                     Telephone:  (212) 468-0793
                                     Telecopy:   (212) 262-1929
                                     Attention:  Heather Shea

                                     Account for Payments:
                                     ---------------------

                                     The Toronto-Dominion Bank
                                     Account Name:  TD Cayman
                                     Account No.    215-9251
                                     ABA #:         026 003 243
                                     Reference:     Duquesne

                                     UNION BANK




                                     By /s/ John M. Edmonston
                                       -------------------------------
                                       Name:  John M. Edmonston
                                       Title: Vice President

                                     Address for Notice:
                                     -------------------

                                     Union Bank
                                     445 South Figueroa Street
                                     Los Angeles, California 90071
                                     Telephone:  (213) 236-5809
                                     Telex:      188612
                                     Telecopy:   (213) 236-4096
                                     Attention:  John Edmonston
                                                 Energy Capital Services

                                     Account for Payments:
                                     ---------------------------------

                                     Union Bank
                                     1980 Saturn Street
                                     Monterey Park, California 91754
                                     Telephone:  (213) 720-2679
                                     Telex:      188612
                                     Telecopy:   (213) 724-6198
                                     Attention:  192 Note Center
                                     Re:         Duquesne Light Company
                                     ABA #:      122000496

                                     UNION BANK OF SWITZERLAND,
                                     NEW YORK BRANCH



                                     By /s/ Robert W. Casey, Jr.
                                       -------------------------------
                                       Name:  Robert W. Casey, Jr.
                                       Title: VP



                                     By /s/ Laurent Chaix
                                       -------------------------------
                                       Name:  Laurent Chaix
                                       Title: Assistant Vice President

                                     Address for Notice:
                                     -------------------

                                     Union Bank of Switzerland,
                                      New York Branch
                                     299 Park Avenue
                                     New York, New York 10171
                                     Telephone:  (212) 821-3329
                                     Telex:      620 317 ubs uw
                                     Telecopy:   (212) 821-3383
                                     Attention:  Robert W. Casey

                                     Account for Payments:
                                     ---------------------

                                     Union Bank of Switzerland,
                                      New York Branch
                                     299 Park Avenue
                                     New York, New York  10171
                                     ABA #:      026008439
                                     Reference:  Duquesne Light Company

                                                                      SCHEDULE 1



                     BENEFICIARIES AND AMOUNTS OF LETTERS
                            OF CREDIT TO BE ISSUED
                (AGGREGATE MAXIMUM CREDIT AMOUNT $194,382,106)

                             OP LETTERS OF CREDIT

Beneficiaries:

Mission Funding Gamma
 (the "Owner Participant")
c/o Mission First Financial
18101 Von Karman Avenue, Suite 800
Irvine, California  92715-1046

Attention:  Manager of Finance


Maximum Credit Amount:  $39,430,847

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $38,884,754
to and including December 1, 1994

From December 2, 1994                          $39,215,733
to and including June 1, 1995

From June 2, 1995                              $39,370,906
to and including December 1, 1995

From December 2, 1995                          $39,430,847
to and including June 1, 1996

From June 2, 1996                              $39,430,452
to and including December 1, 1996



Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From December 2, 1996                          $39,426,216
to and including June 1, 1997

From June 2, 1997                              $39,426,216
to and including December 1, 1997

From December 2, 1997                          $39,422,041
to and including June 1, 1998

From June 2, 1998                              $39,422,041
to and including December 1, 1998

From December 2, 1998                          $39,418,156
to and including June 1, 1999

From June 2, 1999                              $39,418,156
to and including October 2, 1999

Beneficiary:

Palo Verde Leasing Corporation
 (the "Owner Participant")
One First National Plaza, Suite 0502
Chicago, Illinois  60670

Attention:  Mr. William Kusack


Maximum Credit Amount: $46,090,650

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $45,660,077
to and including December 1, 1994

From December 2, 1994                          $45,971,896
to and including June 1, 1995

From June 2, 1995                              $46,087,631
to and including December 1, 1995

From December 2, 1995                          $46,090,650
to and including June 1, 1996

From June 2, 1996                              $46,090,650
to and including December 1, 1996

From December 2, 1996                          $46,090,375
to and including June 1, 1997

From June 2, 1997                              $46,090,375
to and including December 1, 1997

From December 2, 1997                          $46,089,631
to and including June 1, 1998

From June 2, 1998                              $46,089,631
to and including December 1, 1998




Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From December 2, 1998                          $46,089,631
to and including June 1, 1999

From June 2, 1999                              $46,089,631
to and including October 2, 1999


Beneficiary:

Beaver Valley Leasing Corporation
 (the "Owner Participant")
c/o Mellon Financial Services
Room 151-4444
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258

Attention:  Ms. Mary E. Shancey


Maximum Credit Amount: $29,819,560

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $29,431,379
to and including December 1, 1994

From December 2, 1994                          $29,659,046
to and including June 1, 1995

From June 2, 1995                              $29,782,808
to and including December 1, 1995

From December 2, 1995                          $29,819,560
to and including June 1, 1996

From June 2, 1996                              $29,819,560
to and including December 1, 1996

From December 2, 1996                          $29,819,560
to and including June 1, 1997

From June 2, 1997                              $29,819,560
to and including December 1, 1997

From December 2, 1997                          $29,818,943
to and including June 1, 1998




Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From June 2, 1998                              $29,818,943
 to and including December 1, 1998

From December 2, 1998                          $29,817,883
 to and including June 1, 1999

From June 2, 1999                              $29,817,883
 to and including October 2, 1999


Beneficiary:

Resources Capital Financing Corporation
 (the "Owner Participant")
The Legal Center
One Riverfront Plaza, 9th Floor
Newark, New Jersey  07102

Attention:  Eileen A. Moran, Chairman of the Board


Maximum Credit Amount: $29,444,686

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $28,858,084
to and including December 1, 1994

From December 2, 1994                          $29,078,587
to and including June 1, 1995

From June 2, 1995                              $29,296,033
to and including December 1, 1995

From December 2, 1995                          $29,424,660
to and including June 1, 1996

From June 2, 1996                              $29,444,686
to and including December 1, 1996

From December 2, 1996                          $29,443,706
to and including June 1, 1997

From June 2, 1997                              $29,443,706
to and including December 1, 1997

From December 2, 1997                          $29,442,530
to and including June 1, 1998



Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From June 2, 1998                              $29,347,620
to and including December 1, 1998

From December 2, 1998                          $29,200,839
to and including June 1, 1999

From June 2, 1999                              $29,239,247
to and including October 2, 1999


Beneficiary:

PNC Commercial Corp.
c/o PNC Leasing Corp.
Two PNC Plaza, 13th Floor
620 Liberty Avenue
Pittsburgh, Pennsylvania  15265

Attention:  Ms. Karen Kirsch, Vice President


Maximum Credit Amount: $26,693,876

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $26,120,994
to and including December 1, 1994

From December 2, 1994                          $26,395,791
to and including June 1, 1995

From June 2, 1995                              $26,579,301
to and including December 1, 1995

From December 2, 1995                          $26,680,121
to and including June 1, 1996

From June 2, 1996                              $26,690,652
to and including December 1, 1996

From December 2, 1996                          $26,690,029
to and including June 1, 1997

From June 2, 1997                              $26,690,029
to and including December 1, 1997

From December 2, 1997                          $26,690,029
to and including June 1, 1998



Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From June 2, 1998                              $26,693,876
to and including December 1, 1998

From December 2, 1998                          $26,302,052
to and including June 1, 1999

From June 2, 1999                              $26,176,144
to and including October 2, 1999


                              LP LETTERS OF CREDIT


Beneficiaries:

Beaver Valley Two Omega Limited Partnership
 (the "Owner Participant")
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


Beaver Valley Two Omega, Inc.
 individually and as a general partner
 of the Owner Participant
 (the "Designated General Partner")
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


NationsBanc Leasing Corporation
 (f/k/a Sovran Leasing Corporation)
 the Limited Partner of the
 Owner Participant
 (the "Limited Partner")
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255

Attention:  Ms. Rhonda Shafer


Maximum Credit Amount: $14,309,696

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $13,971,852
to and including December 1, 1994

From December 2, 1994                          $14,115,851
to and including June 1, 1995

From June 2, 1995                              $14,219,241
to and including December 1, 1995

From December 2, 1995                          $14,286,296
to and including June 1, 1996

From June 2, 1996                              $14,309,696
to and including December 1, 1996

From December 2, 1996                          $14,309,477
to and including June 1, 1997

From June 2, 1997                              $14,309,477
to and including December 1, 1997

From December 2, 1997                          $14,308,746
to and including June 1, 1998

From June 2, 1998                              $14,308,746
to and including December 1, 1998

From December 2, 1998                          $14,308,030
to and including June 1, 1999

From June 2, 1999                              $14,308,030
to and including October 2, 1999


Beneficiaries:

Beaver Valley Two Tau Limited Partnership
 (the "Owner Participant")
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


Beaver Valley Two Tau, Inc
 individually and as a general partner
 of the Owner Participant
 (the "Designated General Partner")
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


NationsBanc Leasing Corporation
 (f/k/a Commerce Union Bank)
 the Limited Partner of the
 Owner Participant
 (the "Limited Partner")
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255

Attention:  Ms. Rhonda Shafer


Maximum Credit Amount: $8,592,791

Initial Maximum Drawing Amounts:


Applicable Period                    Maximum Drawing Amount
-----------------                    ----------------------
From the Date of Issuance                      $8,388,088
to and including December 1, 1994

From December 2, 1994                          $8,474,506
to and including June 1, 1995

From June 2, 1995                              $8,537,275
to and including December 1, 1995

From December 2, 1995                          $8,578,007
to and including June 1, 1996

From June 2, 1996                              $8,592,791
to and including December 1, 1996

From December 2, 1996                          $8,592,791
to and including June 1, 1997

From June 2, 1997                              $8,592,791
to and including December 1, 1997

From December 2, 1997                          $8,592,654
to and including June 1, 1998

From June 2, 1998                              $8,592,654
to and including December 1, 1998

From December 2, 1998                          $8,592,283
to and including June 1, 1999

From June 2, 1999                              $8,592,283
to and including October 2, 1999


                                  SCHEDULE 3
                        to the Reimbursement Agreement,
                          dated as of October 1, 1994
                         among Duquesne Light Company,
                   Swiss Bank Corporation, New York Branch,
                    as LOC Bank and as Administrating Bank,
                      Union Bank, as Administrating Bank,
                   and the Participating Banks named therein

Name of Bank                    Domestic Lending Office           Eurodollar Lending Office
------------                    -----------------------           -------------------------

Barclays Bank PLC               222 Broadway, 11th Floor          222 Broadway, 11th Floor
                                New York, NY  10038               New York, NY 10038
                                Telephone:  (212) 412-6942        Telephone:  (212) 412-6942
                                Telecopy:  (212) 412-7511         Telecopy:  (212) 412-7511
                                Attn:  Ms. Valerie Cline          Attn:  Ms. Valerie Cline

Canadian Imperial Bank of       200 West Madison                  Two Paces West
 Commerce                       Suite 2300                        2727 Paces Ferry Road
                                Chicago, IL 60606                 Suite 1200
                                Telephone: (312) 855-3213         Atlanta, Georgia  30339
                                Telecopy:  (312) 750-0927         Telephone:  (404) 319-4836
                                Attention:                        Telecopy:  (404) 319-4950
                                Ms. Margaret E. McTigue           Attn:  Ms. Clare Coyne

Credit Lyonnais,                1301 Avenue of the                1301 Avenue of the
New York Branch                 Americas                          Americas
                                New York, NY 10019                New York, NY 10019
                                Telephone: (212) 261-7335         Telephone:  (212) 261-7335
                                Telecopy:  (212) 459-3179         Telecopy:  (212) 459-3179
                                Attention:                        Attention:
                                Mr. Alex Averbukh                 Mr. Alex Averbukh

Credit Suisse                   Tower 49                          Tower 49
                                12 East 49th Street               12 East 49th Street
                                New York, NY  10017               New York, NY  10017
                                Telephone:  (212) 238-5352        Telephone:  (212) 238-5352
                                Telecopy:  (212) 238-5389         Telecopy:  (212) 238-5389
                                Attention:                        Attention:
                                 Mr. Christopher J. Eldin          Mr. Christopher J. Eldin

The First National Bank of      100 Federal Street                100 Federal Street
 Boston                         Mail Stop 01-08-02                Mail Stop 01-08-02
                                Boston, MA 02110                  Boston, MA 02110
                                Telephone:  (617) 434-5455        Telephone:  (617) 434-5455
                                Telecopy:  (617) 434-3652         Telecopy:  (617) 434-3652
                                Attention:                        Attention:
                                 Ms. Deborah Dobbins               Ms. Deborah Dobbins


Name of Bank                    Domestic Lending Office           Eurodollar Lending Office
------------                    -----------------------           -------------------------
The Fuji Bank, Limited          Two World Trade Center            Two World Trade Center
                                New York, NY 10048                New York, NY 10048
                                Telephone:  (212) 898-2059        Telephone:  (212) 898-2059
                                Telecopy:  (212) 912-0516         Telecopy:  (212) 912-0516
                                Attn:  Mr. Chris Reid             Attn:  Mr. Chris Reid

Societe Generale                1221 Avenue of the                1221 Avenue of the
                                Americas                          Americas
                                New York, NY 10020                New York, NY 10020
                                Telephone:  (212) 830-6853        Telephone:  (212) 830-6853
                                Telecopy:  (212) 278-7430         Telecopy:  (212) 278-7430
                                Attention:                        Attention:
                                 Mr. Gordon R. Eadon               Mr. Gordon R. Eadon

Swiss Bank Corporation,         Swiss Bank Corporation,           Swiss Bank Corporation,
 New York Branch                New York Branch                   New York Branch
                                222 Broadway, 2nd Floor           222 Broadway, 2nd Floor
                                New York, NY 10038                New York, NY 10038
                                Telephone:  (212) 574-3480        Telephone:  (212) 574-3480
                                Telecopy:  (212) 574-3748         Telecopy:  (212) 574-3748
                                Attention:                        Attention:
                                 Ms. Yvonne Rubin                  Ms. Yvonne Rubin

Toronto Dominion (Texas),       31 West 52nd Street               31 West 52nd Street
 Inc.                           New York, NY 10019-6101           New York, NY 10019-6101
                                Telephone:  (212) 468-0793        Telephone:  (212) 468-0793
                                Telecopy:  (212) 262-1929         Telecopy:  (212) 262-1929
                                Attn: Ms. Heather Shea            Attn: Ms. Heather Shea

Union Bank                      445 South Figueroa St.            445 South Figueroa St.
                                Los Angeles, CA 90071             Los Angeles, CA 90071
                                Telephone:  (213) 236-5809        Telephone:  (213) 236-5809
                                Telecopy:  (213) 236-4096         Telecopy:  (213) 236-4096
                                Attention:                        Attention:
                                 Mr. John Edmonston                Mr. John Edmonston

Union Bank of Switzerland,      299 Park Avenue                   299 Park Avenue
New York Branch                 New York, NY  10171               New York, NY  10171
                                Telephone:  (212) 821-3329        Telephone:  (212) 821-3329
                                Telecopy:  (212) 821-3383         Telecopy:  (212) 821-3383
                                Attention:                        Attention:
                                 Mr. Robert W. Casey               Mr. Robert W. Casey

                                                                       EXHIBIT A


                   IRREVOCABLE TRANSFERABLE LETTER OF CREDIT
                                  No. [     ]



                                                              [Date of Issuance]



[Owner Participant]
[Address]
(the "Owner Participant")

Attention:  [                ]

Dear Sirs:

      1. We hereby establish, at the request of Duquesne Light Company (the "Company"), in your favor, our Irrevocable Transferable Letter of Credit No.
[          ] (the "Letter of Credit"), in an amount not to exceed $[         ]
(as such amount may be reduced pursuant to the terms hereof, the "Maximum Credit Amount"), effective immediately and expiring on the earliest of (i) 9:05 a.m., New York City time, on the Date of Early Termination (as hereinafter defined),
(ii) 3:00 p.m., New York City time, on the date on which the Owner Participant surrenders the Letter of Credit to the Bank with a notice in the form of Exhibit 7 to the Letter of Credit, (iii) 3:00 p.m., New York City time, on the date on which the Bank pays an OP Final Draw (as hereinafter defined), and (iv) 3:00 p.m., New York City time on either (A) October 2, 1999 or (B) if a draft and certificate, all in strict conformity with the terms and conditions of the Letter of Credit, are presented after 9:05 a.m. but prior to 3:00 p.m., New York City time, on October 2, 1999, the Business Day next succeeding October 2, 1999 (the "Termination Date"). Capitalized terms used herein and in Schedules II, III and IV, and Exhibits 1, 2, 3, 4, 5, 6 and 7 hereto, shall have the meanings set forth in Schedule I hereto. This Letter of Credit is issued in connection with the leasing of an undivided interest in Beaver Valley Power Station Unit No. 2 to the Company pursuant to a Facility Lease dated as of September 15, 1987, as amended by Amendment No. 1 dated as of December 1, 1987, Amendment No. 2 dated as of November 15, 1992, and Amendment No. 3 dated as of October 13, 1994 (as so amended, the "Facility Lease"), between the Company and The First National Bank of Boston, as Owner Trustee under a trust agreement with you.

      2. The Maximum Credit Amount and the Maximum Drawing Amounts may be reduced at any time and from time to time upon receipt by us at the address for presentation of documents set forth below of a copy of the instrument effecting such reductions, signed by the Company and by you in the form of Exhibit 1 hereto (a "Reduction Certificate"). Upon receipt of such certificate, the Maximum Credit Amount shall be automatically and permanently reduced by the amount specified as the Reduction Amount in such Reduction Certificate (the "Reduction Amount") and, if requested in such Certificate, the Maximum Drawing Amounts shall be automatically and permanently reduced as specified in such Reduction Certificate.

      3. We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, an amount not in excess of the least of (x) the Maximum Drawing Amount applicable to the date of such drawing (the "Date of Drawing"), as modified in accordance with the next paragraph, (y) the Maximum Available Credit Amount, as modified in accordance with the next paragraph and (z) in the case of an OP Partial Draw (as hereinafter defined), the Partial Drawing Amount.

      4. The Maximum Drawing Amounts and the Maximum Available Credit Amount shall be modified from time to time as follows:

          (a) upon receipt by us of a Reduction Certificate, (i) the Maximum Available Credit Amount shall be permanently reduced by the Reduction Amount set forth in such Reduction Certificate and (ii) if requested in such Certificate, the Maximum Drawing Amounts shall be permanently reduced as specified in such Reduction Certificate; provided, that, in no event shall any Maximum Drawing Amount (after giving effect to any such reduction) exceed the Maximum Available Credit Amount (after giving effect to such reduction);

          (b) upon payment by us of each OP Partial Draw under the Letter of Credit, (i) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced by an amount equal to the amount of the drawing so paid and (ii) the Maximum Available Credit Amount shall be automatically reduced by an amount equal to the amount of the drawing so paid;

          (c) upon the application by us of amounts paid by the Company pursuant to Section 2(b)(ii) of the Reimbursement Agreement to reimburse any OP Partial Draw hereunder (as such application is allocated in accordance with Section 2(d) of the Reimbursement Agreement), (i) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such application shall be automatically increased by the amount of such payment(s) allocated as a reimbursement of drawings hereunder and (ii) the Maximum Available Credit Amount shall be automatically increased by the amount of such payment(s) allocated as a reimbursement of drawings hereunder; provided, however, that the Maximum Available Credit Amount shall never exceed the Maximum Credit Amount;

          (d) upon the payment by us of any OP Final Draw under the Letter of Credit, (i) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced to zero and (ii) the Maximum Available Credit Amount shall be automatically reduced to zero, and all such amounts, in each case, shall not be reinstated; and

          (e) if adjustments are made to Modified Special Casualty Values, corresponding adjustments shall be made to the Maximum Drawing Amounts shown in
Schedule II (as theretofore reduced pursuant to clause (a) or (b) above and, if applicable, reinstated pursuant to clause (c) above); provided that adjustments pursuant to this clause (e) shall be effective automatically upon receipt by us of a notice from you in the form of Exhibit 2 hereto; and provided, further that in no event shall any Maximum Drawing Amount, as adjusted, exceed the Maximum Credit Amount.

      5. Upon return of this Letter of Credit, together with a notice in the form of Exhibit 2 hereto, we will promptly initial and attach to this Letter of Credit a revised Schedule II reflecting the adjustments contained in such notice and return this Letter of Credit to you with such revised Schedule attached.

      6.   Upon the application by us of amounts paid by the Company pursuant to
Section 2(b)(ii) of the Reimbursement Agreement to reimburse any OP Partial Draw hereunder, we will give you prompt (and in any event within three Business Days of such application) written notice of such application and the amount thereof. Such notice shall be given in accordance with the provisions set forth in the eighth paragraph of this Letter of Credit.

      7. Funds under this Letter of Credit are available to you, either (a) against presentation on or prior to the Termination Date, and provided there has not been an OP Final Draw and provided a written notice indicating the Date of Early Termination (as hereinafter defined) has not been delivered to you, of (i) your draft in the form of Exhibit 3 attached hereto and (ii) a completed certificate signed by you in the form of Exhibit 4 attached hereto (an "OP Partial Draw") or (b) against presentation on or prior to the Termination Date, of (i) your draft in the form of Exhibit 3 attached hereto and (ii) a completed certificate signed by you in the form of Exhibit 5 attached hereto (an "OP Final Draw"). Such draft and certificate shall be dated the date of presentation and shall be presented at our office located at 222 Broadway, 2nd Floor, New York, New York 10038, Attention: Documentary Department (or at any other office in New York City which may be designated by us by written notice given in the manner set forth in the next paragraph delivered to you at least 15 days prior to the applicable Date of Drawing). We agree that, so long as this Letter of Credit is in effect, we will maintain an office in New York City where such presentation may be made. If we receive such draft and certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, prior to 9:05 a.m., New York City time, on any Business Day, we will effect payment of the draft at or before noon, New York City time, on the same Business Day. If we receive such draft and certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, at or after 9:05 a.m., New York City time, on any Business Day, we will effect payment of the draft at or before noon, New York City time, on the next Business Day. Upon receipt of a draft and certificate which are not in strict conformity with the terms and conditions of this Letter of Credit, we will promptly (and in any event within three Business Days of such receipt) notify you of such nonconformity and the reason therefor; provided that our failure to so notify you of such nonconformity or the reason therefor shall not amend, modify, extend or otherwise affect your rights hereunder and shall not create any additional rights hereunder; and provided further that, notwithstanding the generality of the foregoing, any such failure shall not have the effect of extending the time during which you may draw hereunder or converting such nonconforming draft and certificate into a draft and certificate in strict conformity with the terms and conditions of this Letter of Credit. Payment due to you under this Letter of Credit, as provided above, shall be made by wire transfer of federal funds to your account specified in the draft presented in connection with such OP Final Draw or OP Partial Draw.

      8. Notwithstanding any other provision of this Letter of Credit, we shall have the right, upon the occurrence of any of the events listed in
Schedule III hereto, to terminate this Letter of Credit by delivering to you a written notice indicating the date of such termination (the "Date of Early Termination"); provided that, on or before the Date of Early Termination, you will have the right to draw once an amount not in excess of the lesser of (i) the Maximum Available Credit Amount and (ii) the Maximum Drawing Amount, in accordance with the procedures described herein; and provided, further, that, upon delivery of such written notice to you indicating the Date of Early Termination, your right to make an OP Partial Draw hereunder shall automatically terminate. The written notice referred to in the preceding sentence shall be given by telex or facsimile transmission to you at the address specified in
Schedule IV hereto (or to such other address or telex or facsimile number designated by you by written notice delivered to us at least 15 days prior to the notice of early termination) and shall be effective upon receipt of the appropriate answerback or confirmation of the facsimile transmission. We will also forward a copy of such notice by overnight delivery service to the address set forth in Schedule IV hereto (or to such other address as aforesaid). The Date of Early Termination specified in such written notice shall be:

          (a) in the case of events specified in paragraphs A and G of Schedule III, not earlier than ten days after such notice is given, and

           (b) in the case of all other events specified in Schedule III, not earlier than 30 days after such notice is given.

      9. Except as set forth below, this Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision (revision effective January 1, 1994), International Chamber of Commerce Publication No. 500, as amended, supplemented, revised or restated, and, as to matters not covered therein, be governed by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in such State. Communications with respect to this Letter of Credit shall be in writing (including telecopy) and shall be addressed to us at 222 Broadway, 2nd Floor, New York, New York 10038, Attention: Documentary Department, and shall specifically refer to the number of this Letter of Credit.

      10. Notwithstanding Article 54 of the Uniform Customs and Practice for Documentary Credits referred to above, this Letter of Credit may be transferred and assigned in its entirety (but not in part) more than once. Upon receipt by us at the address for presentation of documents set forth above of a copy of the instrument effecting such transfer and assignment, signed by the transferor and by the transferee, in the form of Exhibit 6 hereto then, in such case, we will, upon surrender of this Letter of Credit, issue an irrevocable transferable letter of credit in the name of the transferee and providing for notices to be sent to the transferee at the address set forth therein and in all other respects identical to this Letter of Credit and the transferee, instead of the transferor, shall, without necessity of further act, be entitled to all the benefits of, and rights under, this Letter of Credit in the transferor's place.

      11. Any drawing under this Letter of Credit will be paid from the general funds of the Bank and not directly or indirectly from funds or collateral deposited with or for the account of the Bank by the Company, or pledged with or for the account of the Bank by the Company, and the Bank will seek reimbursement for payments made pursuant to a drawing under this Letter of Credit only after such payments have been made.

      12. This Letter of Credit (including Schedules I, II, III and IV, and Exhibits 1, 2, 3, 4, 5, 6 and 7 hereto) sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any documents, instrument or agreement referred to herein, except only Schedules I, II, III and IV, and Exhibits 1, 2, 3, 4, 5, 6 and 7 hereto and the notices referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                                       Very truly yours,

                                       SWISS BANK CORPORATION,
                                         acting through its New York Branch



                                       By:
                                          -----------------------------------
                                          Title:


                                       By:
                                          -----------------------------------
                                          Title:

                                                                       EXHIBIT 1
                                                                    to Exhibit A
                             REDUCTION CERTIFICATE
                                 (paragraph 2)

                                                                          [Date]

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York  10038

Attention:  Documentary Department

Dear Sirs:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No.__________________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant] (the "Owner Participant").

      We hereby request that the Maximum Credit Amount be reduced by $________________________ (the "Reduction Amount").

      [We hereby request that the Maximum Drawing Amounts be reduced to the amounts set forth in Appendix A hereto.]*

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       DUQUESNE LIGHT COMPANY

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       [OWNER PARTICIPANT]

                                       By:
                                          -----------------------------------
                                          [Name and Title of Authorized
                                          Representative of Owner Participant]

---------------
* To be included if the Maximum Credit Amount as reduced by the Reduction Amount is less than the highest Maximum Drawing Amount (set forth in Schedule II to the Letter of Credit) for any day occurring after the date of this Certificate.

                                                                       EXHIBIT 2
                                                                    to Exhibit A

                         NOTICE REQUESTING ADJUSTMENTS
                           TO MAXIMUM DRAWING AMOUNTS
                                (paragraph 4(e))

                                                                          [Date]

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York  10038

Attention:  Documentary Department

Dear Sirs:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No.____________________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant] (the "Owner Participant").

      The undersigned, a duly authorized representative of the Owner Participant, hereby certifies that Modified Special Casualty Values have been adjusted in accordance with the provisions of the Transaction Documents and the amounts shown on Schedule II to the Letter of Credit should be modified, in accordance with the terms of clause (e) of the fourth paragraph of the Letter of Credit, to the amounts shown in Appendix A hereto.

      The Letter of Credit is returned herewith and we request that you initial and return the Letter of Credit with the revised Schedule II attached.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       [OWNER PARTICIPANT]


                                       By:
                                          -----------------------------------
                                       [Name and Title of Authorized
                                       Representative of Owner Participant]

                                                                       EXHIBIT 3
                                                                    to Exhibit A

                                     DRAFT
                                 (paragraph 7)

                                                                         [Place]

                                                                          [Date]

ON [Business Day of presentation if presented before 9:05 a.m., New York City time; next Business Day if presented at or after 9:05 a.m.]


PAY TO                      U.S. $[not to exceed least of
                            (i) Maximum Available Credit
[Name of beneficiary]       Amount, (ii) Maximum Drawing
                            Amount and (iii) in the case of
                            an OP Partial Draw, the Partial
                            Drawing Amount] DOLLARS,


[Insert wire instructions]

FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER OF CREDIT
NO.__________________ OF

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York  10038


                                       [OWNER PARTICIPANT]



                                       By:
                                          -----------------------------------
                                       [Name and Title of Authorized
                                       Representative of Owner Participant]

                                                                       EXHIBIT 4
                                                                    to Exhibit A


                       CERTIFICATE FOR AN OP PARTIAL DRAW
                                 (paragraph 7)


      The undersigned, a duly authorized representative of [name of Owner Participant] (the "Owner Participant"), as beneficiary under that certain Irrevocable Transferable Letter of Credit No._____________ dated [Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

      1.   A Partial Drawing Event has occurred and is continuing.

      2. The amount of the accompanying draft does not exceed the least of (a) the Maximum Available Credit Amount, as determined in accordance with the terms of the Letter of Credit, (b) the Maximum Drawing Amount available under the Letter of Credit on the date hereof, as determined in accordance with the terms of the Letter of Credit and (c) the Partial Drawing Amount.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________________, 19__.

                                       [OWNER PARTICIPANT]


                                       By:
                                          -----------------------------------
                                          [Name and Title of Authorized
                                          Representative of Owner Participant]

                                                                       EXHIBIT 5
                                                                    to Exhibit A

                        CERTIFICATE FOR AN OP FINAL DRAW
                                 (paragraph 7)

      The undersigned, a duly authorized representative of [name of Owner Participant] (the "Owner Participant"), as beneficiary under that certain Irrevocable Transferable Letter of Credit No.______________ dated [Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

      1. [Insert one of the following: A Deemed Loss Event has occurred and is continuing./ An Event of Loss has occurred and is continuing./ An Event of Default has occurred and is continuing./ An FL Special Purchase Event has occurred and the FL Special Purchase Price has not been paid./ A PA Special Purchase Event has occurred and the PA Special Purchase Price has not been paid. Notice has been given by the LOC Bank of a Date of Early Termination and such Date of Early Termination is on or after the date hereof.]

      2. The LOC Bank has not heretofore paid an OP Final Draw under the Letter of Credit.

      3.   The amount of the accompanying draft does not exceed the lesser of
(i) the Maximum Available Credit Amount and (ii) the Maximum Drawing Amount available under the Letter of Credit on the date hereof, each as determined in accordance with the terms of the Letter of Credit.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit and Schedule I thereto.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, 19__.

                                       [OWNER PARTICIPANT]

                                       By:
                                          -------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Owner Participant]

                                                                       EXHIBIT 6
                                                                    to Exhibit A


                       NOTICE OF TRANSFER AND ASSIGNMENT
                                 (paragraph 10)


                                                                          [Date]

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York  10038

Attention:  Documentary Department


Dear Sirs:

      Reference is made to the certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No. ___________________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant] (the "Transferor").

      The Transferor has transferred and assigned (and hereby confirms to you the said transfer and assignment) all of its rights in and under the Letter of Credit to [name of Transferee] (the "Transferee") and confirms that the Transferor no longer has any rights under or interest in the Letter of Credit.

      The Letter of Credit is returned herewith, and we request that you issue an irrevocable transferable letter of credit in the name of the Transferee and providing for notices to be sent to the Transferee at the address set forth below and in all other respects identical to the Letter of Credit.

      The Transferee hereby certifies that it is a duly authorized transferee under the terms of the Letter of Credit and is accordingly entitled, upon presentation of the drafts and certificates called for therein, to receive payment thereunder. Notices under the Letter of Credit should be sent to us as follows: [Name], [Address], [Telex Number] [Answerback], Attention:

                                       [NAME OF TRANSFEROR]



                                       By:
                                          -------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Transferor]


                                       [NAME OF TRANSFEREE]



                                       By:
                                          -------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Transferee]

                                                                       EXHIBIT 7
                                                                    to Exhibit A



                      NOTICE OF SURRENDER AND REQUEST FOR
                        CANCELLATION OF LETTER OF CREDIT
                       ("Termination Date" - Schedule I)


                                                                          [Date]

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York  10038

Attention:  Documentary Department

Dear Sirs:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No.________________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant] (the "Owner Participant").

      The undersigned, a duly authorized representative of the Owner Participant, hereby surrenders the Letter of Credit for immediate cancellation. The Letter of Credit is enclosed herewith, and we request that you cancel the Letter of Credit as of the date hereof.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       [OWNER PARTICIPANT]


                                       By:
                                          -------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Owner Participant]

                                                                      SCHEDULE I
                                                                    to Exhibit A



      The following terms shall have the following meanings for the purposes of the Letter of Credit and the Schedules and Exhibits thereto. Terms defined in the Letter of Credit shall have the meanings given to them therein. Terms defined by reference to the Participation Agreement shall have the meanings assigned to them therein from time to time unless otherwise stated.

      "Administrating Banks" has the meaning assigned to it in the Reimbursement Agreement.

      "Applicable Law" has the meaning assigned to it in the Participation Agreement.

      "Bank" means Swiss Bank Corporation, New York Branch.

      "Basic Rent" has the meaning assigned to it in the Participation
Agreement.

      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California or New York, New York are authorized or required by law to close.

      "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the applicable regulations thereunder.

      "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

      "Date of Issuance" means October ___, 1994.

      "Deemed Loss Event" has the meaning specified in the Participation Agreement as in effect on the Date of Issuance.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" has the meaning assigned to it in the Facility Lease as in effect on the Date of Issuance.

      "Event of Loss" has the meaning specified in the Participation Agreement as in effect on the Date of Issuance.

      "Facility Leases" has the meaning specified in the Reimbursement
Agreement.

      "FL Special Purchase Event" means the receipt by the Owner Participant from the Company of an offer to purchase pursuant to the second proviso of
Section 15(x) of the Facility Lease as in effect on the Date of Issuance.

      "FL Special Purchase Price" means the purchase consideration payable pursuant to the second proviso of Section 15(x) of the Facility Lease as in effect on the Date of Issuance.

      "Funding Corp" has the meaning assigned to it in the Participation Agreement.

      "Governmental Action" has the meaning assigned to it in the Participation Agreement.

      "Indebtedness" of any Person means, at any date, without duplication, all
(i) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) obligations under leases that shall be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (iii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) and (ii) above, (iv) liabilities in respect of unfunded vested benefits under Plans, and (v) withdrawal liability incurred under ERISA by such Person or any of its affiliates to any Multiemployer Plan.

      "Maximum Available Credit Amount" shall mean an amount equal to the initial Maximum Credit Amount, as such amount may be modified from time to time in accordance with the fourth paragraph of the Letter of Credit.

      "Maximum Drawing Amount" means, with respect to a Date of Drawing, the amount shown opposite the period including such Date of Drawing in the Table of Maximum Drawing Amounts attached as Schedule

II to the Letter of Credit, as such amounts may be modified from time to time in accordance with the fourth paragraph of the Letter of Credit (collectively, the "Maximum Drawing Amounts").

      "Modified Special Casualty Value" has the meaning assigned to it in the Participation Agreement.

      "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

      "Partial Drawing Amount" means, with respect to any Partial Drawing Event, an amount not exceeding the amount of the Basic Rent due and unpaid upon which such Partial Drawing Event is based.

      "Partial Drawing Event" means an Event of Default under Section 15(i)(y) of the Facility Lease relating to nonpayment of Basic Rent.

      "Participation Agreement" means the Participation Agreement dated as of September 15, 1987, among the Owner Participant, the banks named therein as Original Loan Participants, Funding Corp, The First National Bank of Boston as Owner Trustee, The Bank of New York (as successor to Irving Trust Company) as Indenture Trustee and the Company, as amended by Amendment No. 1 dated as of December 1, 1987, Amendment No. 2 dated as of March 1, 1988, Amendment No. 3 dated as of November 15, 1992, and Amendment No. 4 dated as of October 13, 1994.

      "Participating Banks" has the meaning assigned to it in the Reimbursement Agreement.

      "PA Special Purchase Event" means the receipt by the Owner Participant from the Company of notice of its intent to purchase pursuant to paragraph three of Section 10(b)(3)(ix) of the Participation Agreement as in effect on Date of Issuance.

      "PA Special Purchase Price" means the purchase consideration payable pursuant to paragraph three of Section 10(b)(3)(ix) of the Participation Agreement as in effect on the Date of Issuance.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

      "Reimbursement Agreement" means the Reimbursement Agreement, dated as of October 1, 1994, among the Company, the Bank, as LOC Bank, Union Bank and the Bank, as Administrating Banks, and the banks named therein as Participating Banks, as the same may from time to time be amended, supplemented or modified in accordance with its terms.

      "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by the Company or one or more Subsidiaries, or by the Company and one or more Subsidiaries.

      "Termination Event" means (i) a "reportable event" as described in Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any member of the Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

      "Transaction Documents" has the meaning specified in the Reimbursement Agreement.

      "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

              "Unit 2" has the meaning assigned to it in the Participation Agreement.

                                                                     SCHEDULE II
                                                                    to Exhibit A

                        TABLE OF MAXIMUM DRAWING AMOUNTS

                                                          Maximum
                                                          Drawing
Applicable Period                                         Amount
-----------------                                         ---------------


From _____________
to and including _____________

From ________________
to and including _____________

From ________________
to and including _____________

From ________________
to and including _____________

From ________________
to and including _____________

From ________________
to and including _____________

From ________________
to and including _____________

                                                                    SCHEDULE III
                                                                    to Exhibit A



      The Bank shall have the right upon the occurrence of any of the events listed below to terminate the Letter of Credit in accordance with the terms of the Letter of Credit:

      (A) the Company shall fail to pay when due any amount payable under
Section 2 of the Reimbursement Agreement or fail to pay within 5 Business Days after becoming due any amount payable under Section 3 of the Reimbursement Agreement; or

      (B) the Company shall fail to make, or cause to be made, one or more payments specified in Section 15(i) of any of the Facility Leases equal to or exceeding $1,000,000 in the aggregate within the period specified in that Section for such payment or payments; or

      (C) the Company shall fail to observe or perform any covenant or agreement contained in the Reimbursement Agreement (other than those covered by clause (A) above) for 30 days after written notice thereof has been given to the Company by the Bank, either Administrating Bank or any Participating Bank; or

      (D) any representation, warranty, certification or statement made by the Company in the Reimbursement Agreement or in any certificate, financial statement or other document delivered pursuant to the Reimbursement Agreement shall prove to have been incorrect or misleading in any material respect when made; or

      (E) any material provision of the Reimbursement Agreement shall at any time for any reason cease to be valid and binding upon the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company or any governmental agency or authority, or the Company shall deny that it has any or further liability or obligation under the Reimbursement Agreement; or

      (F) the Company or any Subsidiary shall fail to make any payment on any Indebtedness, or to make any payment of any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure, default or event is to accelerate, or to permit the acceleration of (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto), the maturity of any Indebtedness the aggregate principal amount of which is greater than $25,000,000, or any Indebtedness the aggregate principal amount of which is greater than $25,000,000 shall be declared due and payable, or required to be prepaid (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto or a regularly scheduled required prepayment) prior to the stated maturity thereof; or

      (G) the Company or any Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of all or any substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or any order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or if, without the application, approval or consent of the Company, a proceeding shall be instituted in any court of competent jurisdiction seeking in respect of the Company an adjudication in bankruptcy, reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law and if such proceeding is being contested by the Company in good faith, the same shall continue undismissed, or pending and unstayed, for any period of sixty (60) consecutive days; or

      (H) any judgment or order for the payment of money exceeding any applicable insurance coverage by more than $25,000,000 shall be rendered against the Company or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

      (I) any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the Bank, either Administrating Bank or any Participating Bank, (i) such Termination Event (if correctable) shall not have been corrected and (ii) the then Unfunded Vested Liabilities of such Plan exceed $5,000,000 (or, in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount), or the Company or any member of the Controlled Group as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the Plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000; or

      (J) any change in Applicable Law or any Governmental Action (including, but not limited to, the revocation or modification of any Governmental Action previously secured) shall occur that has the effect of making the transactions contemplated by the Reimbursement Agreement or the Transaction Documents unauthorized, illegal or otherwise contrary to Applicable Law; or

      (K) any event specified in Sections 15(vi), (vii) or (ix) of any of the Facility Leases shall occur.

Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                                                     SCHEDULE IV
                                                                    to Exhibit A



[Name of Owner Participant]
[Address]
Telex:______________________________
Answerback:_________________________
Telecopy:___________________________
Attention:__________________________

                                                                       EXHIBIT B


                   IRREVOCABLE TRANSFERABLE LETTER OF CREDIT
                                No.[          ]



                                                              [Date of Issuance]


[Owner Participant]
(the "Owner Participant")
[Address]

Attention: [                 ]

[Designated General Partner],
individually and as a general
partner of [Owner Participant]
(the "Designated General Partner")
[Address]

Attention:  [                     ]

[Limited Partner], the limited
partner of the Owner Participant
(the "Limited Partner")
[Address]

Attention:  [                     ]

Dear Sirs:

      1. We hereby establish, at the request of Duquesne Light Company (the "Company"), in your favor, our Irrevocable Transferable Letter of Credit No.
[      ] (the "Letter of Credit"), in an amount not to exceed $[    ] (as such
amount may be reduced pursuant to the terms hereof, the "Maximum Credit Amount"), effective immediately and expiring on the earliest of (i) 9:05 a.m., New York City time, on the Date of Early Termination (as hereinafter defined),
(ii) 3:00 p.m., New York City time, on the date on which the Designated General Partner, on behalf of itself, the Owner Participant and the Limited Partner, surrenders the Letter of Credit for cancellation to the Bank with a notice in the form of Exhibit 14 to the Letter of Credit, (iii) 3:00 p.m., New York City time, on the date on which the Bank pays an OP Final Draw (as hereinafter defined), (iv) if the Bank pays a GP Draw (as hereinafter defined) and an LP Draw (as hereinafter defined), 3:00 p.m., New York City time, on the date on which the Bank pays the second of such draws and
(v) 3:00 p.m., New York City time, on either (A) October 2, 1999 or (B) if a draft and certificate, all in strict conformity with the terms and conditions of the Letter of Credit, are presented after 9:05 a.m. but prior to 3:00 p.m., New York City time, on October 2, 1999, the Business Day next succeeding October 2, 1999 (the "Termination Date"). Capitalized terms used herein and in Schedules II, III and IV and Exhibits 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14
hereto shall have the meanings set forth in Schedule I hereto. This Letter of Credit is issued in connection with the leasing of an undivided interest in Beaver Valley Power Station Unit No. 2 to the Company pursuant to a Facility Lease dated as of September 15, 1987, as amended by Amendment No. 1 dated as of December 1, 1987, Amendment No. 2 dated as of November 15, 1992, and Amendment No. 3 dated as of October 13, 1994 (as so amended, the "Facility Lease") between the Company and The First National Bank of Boston, as Owner Trustee under a trust agreement with the Owner Participant.

      2. The Maximum Credit Amount and the Maximum Drawing Amounts may be reduced at any time and from time to time upon receipt by us at the address for presentation of documents set forth below of a copy of the instrument effecting such reductions, signed by the Company and by each of you in the form of Exhibit 1 hereto (a "Reduction Certificate"). Upon receipt of such certificate, the Maximum Credit Amount shall be automatically and permanently reduced by the amount specified as the Reduction Amount in such Reduction Certificate (the "Reduction Amount") and, if requested in such Certificate, the Maximum Drawing Amounts shall be automatically and permanently reduced as specified in such Reduction Certificate.

      3. We hereby irrevocably authorize (a) the Designated General Partner, on behalf of the Owner Participant, to draw on us, in accordance with the terms and conditions hereinafter set forth for an OP Draw (as hereinafter defined), an amount not in excess of the least of (i) the Maximum Drawing Amount applicable to the date of such drawing (the "Date of Drawing"), as modified from time to time in accordance with the next paragraph, (ii) the Maximum Available Credit Amount, as modified in accordance with the next paragraph and (iii) in the case of an OP Partial Draw (as hereinafter defined), the Partial Drawing Amount, (b) the Limited Partner, for its own account, to draw on us, in accordance with the terms and conditions hereinafter set forth for an LP Draw, an amount not in excess of the lesser of (i) the LP Drawing Amount on the Date of Drawing and
(ii) the LP Credit Amount, as modified in accordance with the next paragraph, and (c) the Designated General Partner, for its own account and on behalf of each other General Partner, to draw on us, in accordance with the terms and conditions hereinafter set forth for a GP Draw, an amount not in excess of the lesser of (i) the GP Drawing Amount on the Date of Drawing and (ii) the GP Credit Amount, as modified in accordance with the next paragraph.

      4. The Maximum Credit Amount, Maximum Drawing Amounts, the Maximum Available Credit Amount, the GP Credit Amount and the LP Credit Amount shall be modified from time to time as follows:

           (a) upon receipt by us of a Reduction Certificate, (i) the Maximum Available Credit Amount shall be permanently reduced by the Reduction Amount set forth in such Reduction Certificate, (ii) if requested in such Certificate, (A) the Maximum Drawing Amounts shall be permanently reduced as specified in such Reduction Certificate, (B) the GP Credit Amount shall be permanently reduced as specified in such Reduction Certificate and (C) the LP Credit Amount shall be permanently reduced as set forth in such Reduction Certificate; provided, however, that in no event shall (1) any Maximum Drawing Amount (after giving effect to any such reduction) exceed the Maximum Available Credit Amount (after giving effect to such reduction); or (2) the aggregate of the GP Credit Amount and the LP Credit Amount (in each case after giving effect to any such reduction) exceed the Maximum Available Credit Amount (after giving effect to such reduction);

           (b) upon payment by us of (i) each OP Partial Draw, GP Draw and LP Draw under the Letter of Credit, (A) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced by an amount equal to the amount of the drawing so paid and (B) the Maximum Available Credit Amount shall be automatically reduced by an amount equal to the amount of the drawing so paid, (ii) an OP Partial Draw, (A) the GP Credit Amount shall be automatically reduced by an amount equal to the product of (x) the GP Percentage and (y) the amount of the drawing so paid and (B) the LP Credit Amount shall be automatically reduced by an amount equal to the product of (x) the LP Percentage and (y) the amount of the drawing so paid, (iii) a GP Draw, (A) the GP Credit Amount shall be automatically reduced to zero and (B) the Maximum Credit Amount shall be automatically reduced by the amount of such GP Draw so paid and shall not be reinstated and (iv) an LP Draw, (A) the LP Credit Amount shall be automatically reduced to zero and (B) the Maximum Credit Amount shall be automatically reduced by the amount of such LP Draw so paid and shall not be reinstated;

           (c) upon the application by us of amounts paid by the Company pursuant to Section 2(b)(ii) of the Reimbursement Agreement to reimburse any OP Partial Draw hereunder (as such application is allocated in accordance with Section 2(d) of the Reimbursement Agreement), (i) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such application shall be automatically increased by the amount of such payment(s) allocated as a reimbursement of drawings hereunder, (ii) the Maximum Available Credit Amount shall be automatically increased by the amount of such payment(s) allocated as a reimbursement of drawings hereunder and (iii) the GP Credit Amount and the LP Credit Amount shall be automatically increased, in the aggregate, by the amount of such payments allocated as a reimbursement of drawings hereunder, with such amount being distributed pro rata between the GP Credit Amount and the LP Credit Amount in accordance with the GP Percentage and the LP Percentage; provided, however, that the Maximum Available Credit Amount shall never exceed the Maximum Credit Amount, the GP Credit Amount shall never exceed the product of (x) the GP Percentage and (y) the Maximum Credit Amount and the LP Credit Amount shall never exceed the product of (x) the LP Percentage and
      (y) the Maximum Credit Amount;

           (d) upon payment by us of an OP Final Draw under the Letter of Credit, (i) the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced to zero, (ii) the Maximum Available Credit Amount shall be automatically reduced to zero and (iii) each of the GP Credit Amount and the LP Credit Amount shall be automatically reduced to zero, and all such amounts, in each case, shall not be reinstated; and

           (e) if adjustments are made to Modified Special Casualty Values, corresponding adjustments shall be made to the Maximum Drawing Amounts shown in Schedule II and to the GP Credit Amount and the LP Credit Amount (as theretofore reduced pursuant to clause (a) or (b) above and, if applicable, reinstated pursuant to clause (c) above); provided that adjustments pursuant to this clause (e) shall be effective automatically upon receipt by us of a notice from each of you in the form of Exhibit 2 hereto; and provided further that in no event shall (i) any Maximum Drawing Amount, as adjusted, exceed the Maximum Available Credit Amount or
      (ii) the aggregate of the GP Credit Amount and the LP Credit Amount, as adjusted, exceed the Maximum Available Credit Amount, as adjusted.

      5. Upon return of this Letter of Credit together with a notice in the form of Exhibit 2 hereto, we will promptly initial and attach to this Letter of Credit a revised Schedule II reflecting the adjustments contained in such notice and return this Letter of Credit to you with such revised Schedule attached.

      6.   Upon the application by us of amounts paid by the Company pursuant to
Section 2(b)(ii) of the Reimbursement Agreement to reimburse any OP Partial Draw hereunder, we will give each of you prompt (and in any event within three Business Days of such application) written notice of such application and the amount thereof. Such notice shall be given in accordance with the provisions set forth in the eleventh paragraph of this Letter of Credit.

      7.   Funds under this Letter of Credit are available to you as follows:

           (1) to the Owner Participant, either (a) against presentation on or prior to the Termination Date, and provided there has not been an OP Final Draw, an LP Draw or a GP Draw and provided a written notice indicating the Date of Early Termination (as hereinafter defined) has not been delivered to the Owner Participant, of (i) a draft of the Designated General Partner, on behalf of the Owner Participant, in the form of Exhibit 3 attached hereto and (ii) a completed certificate signed by the Designated General Partner in the form of Exhibit 4 hereto (an "OP Partial Draw") or
      (b) against presentation on or prior to the Termination Date, and provided there has not been an LP Draw or a GP Draw, of (i) a draft of the Designated General Partner, on behalf of the Owner Participant, in the form of Exhibit 5 attached hereto and (ii) a completed certificate signed by the Designated General Partner, on behalf of the Owner Participant, in the form of Exhibit 6 hereto (an "OP Final Draw") (each of an OP Partial Draw and an OP Final Draw are sometimes referred to herein as an "OP Draw");

           (2) to the Limited Partner for its own account, against presentation on or prior to the Termination Date, and provided there has not been an OP Final Draw, of (a) a draft of the Limited Partner in the form of Exhibit 7 attached hereto and (b) a completed certificate signed by the Limited Partner in the form of Exhibit 8 hereto (an "LP Draw"); and

           (3) to the Designated General Partner for its own account and on behalf of each other General Partner, against presentation on or prior to the Termination Date, and provided there has not been an OP Final Draw, of (a) a draft of the Designated General Partner in the form of Exhibit 9 attached hereto and (b) a completed certificate signed by the Designated General Partner in the form of Exhibit 10 hereto (a "GP Draw").

Each such draft and certificate shall be dated the date of presentation and shall be presented at our office located at 222 Broadway, 2nd Floor, New York, New York 10038, Attention: Documentary Department (or at any other office in New York City which may be designated by us by written notice (given in the manner set forth in the eleventh paragraph hereof) delivered to you at least 15 days prior to the applicable Date of Drawing). We agree that, so long as this Letter of Credit is in effect, we will maintain an office in New York City, where such presentation may be made. If we receive such draft and certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, prior to 9:05 a.m., New York City time, on any Business Day, we will effect payment of the draft at or before noon, New York City time, on the same Business Day. If we receive such draft and certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, at or after 9:05 a.m., New York City time, on any Business Day, we will effect payment of the draft at or before noon, New York City time, on the next Business Day. Upon receipt of a draft and certificate which are not in strict conformity with the terms and conditions of this Letter of Credit, we will promptly (and in any event within three Business Days of such receipt) notify the Owner Participant, Designated General Partner or Limited Partner on whose behalf such nonconforming draft and certificate were presented of such nonconformity and the reason therefor; provided that our failure to so notify such Owner Participant, Designated General Partner or Limited Partner, as the case may be, of such nonconformity and the reason therefor shall not amend, modify, extend or otherwise affect the rights of such Owner Participant, Designated General Partner or Limited Partner, as applicable, hereunder and shall not create any additional rights hereunder; and provided, further that, notwithstanding the generality of the foregoing, any such failure shall not have the effect of extending the time during which such Owner Participant, Designated General Partner or Limited Partner or any of them may draw hereunder or converting such nonconforming draft and certificate into a draft and certificate in strict conformity with the terms and conditions of this Letter of Credit.

      8. Notwithstanding the generality of the foregoing and the undertakings set forth in the preceding paragraph, (a) upon receipt of (i) a draft and certificate at such office for an OP Final Draw and (ii) a draft and certificate at such office for any or all of (A) an LP Draw, (B) a GP Draw or (C) an OP Partial Draw, all to be honored on the same Business Day in accordance with the terms set forth above, we will pay only the OP Final Draw and this Letter of Credit will terminate, in accordance with its terms, upon such payment, and (b) upon receipt of (i) a draft and certificate at such office for an OP Partial Draw and (ii) a draft and certificate at such office for either or both of (A) an LP Draw or (B) a GP Draw, all to be honored on the same Business Day in accordance with the terms set forth above, we will pay only such LP Draw and/or GP Draw, as the case may be.

      9. Payments pursuant to an OP Partial Draw or an OP Final Draw will be made partially to the Designated General Partner for its own account and the account of each other General Partner and partially to the Limited Partner (in the amounts specified in the draft presented in connection with such OP Partial Draw or OP Final Draw, as applicable); payment pursuant to a GP Draw will be made to the Designated General Partner, for its own account and the account of each other General Partner; and payments pursuant to an LP Draw will be made to the Limited Partner. As to each of you, payment due to you under this Letter of Credit, as provided above, shall be made by wire transfer of federal funds to your account specified in the draft presented in connection with such OP Partial Draw, OP Final Draw, GP Draw or LP Draw, as applicable.

      10. Upon payment of an LP Draw, we will give prompt (and in any event within three Business Days of such payment) written notice of such payment to the Designated General Partner, and upon payment of a GP Draw or an OP Draw, we will give prompt (and in any event within three Business Days of such payment) written notice of such payment to the Limited Partner.

      11. Notwithstanding any other provision of this Letter of Credit, we shall have the right, upon the occurrence of any of the events listed in
Schedule III hereto, to terminate this Letter of Credit by delivering to each of you a written notice indicating the date of such termination (the "Date of Early Termination"); provided that on or before the Date of Early Termination (a) if there shall not have been a drawing pursuant to (b) or (c) below, the Designated General Partner, on behalf of the Owner Participant, will have the right to draw once, as an OP Final Draw, an amount not in excess of the lesser of (i) the Maximum Available Credit Amount and (ii) the Maximum Drawing Amount, (b) if there shall not have been a drawing pursuant to (a) above and without regard to whether there shall have been a drawing pursuant to (c) below, the Limited Partner, for its own account, will have the right to draw once, as an LP Draw, an amount not in excess of the lesser of (i) the LP Credit Amount and (ii) the LP Drawing Amount, and (c) if there shall not have been a drawing pursuant to
(a) above and without regard to whether there shall have been a drawing pursuant to (b) above, the

Designated General Partner, for its own account and the account of each other General Partner, will have the right to draw once, as a GP Draw, an amount not in excess of the lesser of (i) the GP Credit Amount and (ii) the GP Drawing Amount, in each case in accordance with the procedures described herein; and provided further, that upon the delivery of such written notice indicating the Date of Early Termination to the Owner Participant, the right of the Designated General Partner to make an OP Partial Draw hereunder shall automatically terminate. The written notices referred to in the preceding sentence shall be given by telex or facsimile transmission to you at the addresses specified in
Schedule IV hereto (or to such other addresses or telex or facsimile numbers designated by any of you by written notice delivered to us at least 15 days prior to the notice of early termination) and shall be effective upon receipt of the appropriate answerback or confirmation of the facsimile transmission. we will also forward a copy of such notice by overnight delivery service to the addresses set forth in Schedule IV hereto (or to such other address as aforesaid). The Date of Early Termination specified in such written notice shall be:

           (a) in the case of events specified in paragraphs A and G of Schedule III, not earlier than ten days after such notice is given; and

           (b) in the case of all other events specified in Schedule III, not earlier than 30 days after such notice is given.

      12. Except as set forth below, this Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision (revision effective January 1, 1994), International Chamber of Commerce Publication No. 500, as amended, supplemented, revised or restated, and, as to matters not covered therein, be governed by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in such State. Communications with respect to this Letter of Credit shall be in writing (including telecopy) and shall be addressed to us at 222 Broadway, 2nd Floor, New York, New York 10038, Attention: Documentary Department, and shall specifically refer to the number of this Letter of Credit.

      13. Notwithstanding Article 54 of the Uniform Customs and Practice for Documentary Credits referred to above, this Letter of Credit may be transferred and assigned by any beneficiary in its entirety (but not in part) as to such beneficiary's interest hereunder more than once. Upon receipt by us at the address for presentation of documents set forth above of a copy of the instrument effecting either such transfer and assignment, signed by the transferor and by the transferee, in the case of a transfer by the Owner

Participant, in the form of Exhibit 11 hereto, and in the case of a transfer by the Designated General Partner, in the form of Exhibit 12 hereto, and in the case of a transfer by the Limited Partner, in the form of Exhibit 13 hereto, then, in such case, we will, upon surrender of this Letter of Credit, issue an irrevocable transferable letter of credit in the names of the transferee and each of you who is not such a transferor and providing for notices to be sent to such transferee at the address set forth therein and in all other respects identical to this Letter of Credit, and the transferee, instead of the transferor, shall, without necessity of further act, be entitled to all the benefits of, and rights under, this Letter of Credit in the transferor's place.

      14. Any drawing under this Letter of Credit will be paid from the general funds of the Bank and not directly or indirectly from funds or collateral deposited with or for the account of the Bank by the Company, or pledged with or for the account of the Bank by the Company, and the Bank will seek reimbursement for payments made pursuant to a drawing under this Letter of Credit only after such payments have been made.

      15. This Letter of Credit (including Schedules I, II, III and IV, and Exhibits 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 hereto) sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only Schedules I, II, III and IV and Exhibits 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 hereto and the notices referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                            Very truly yours,

                            SWISS BANK CORPORATION,
                             acting through its New York Branch



                            By:
                               ----------------------------------------
                              Title:


                            By:
                               ----------------------------------------
                               Title:

                                                                       EXHIBIT 1
                                                                    to Exhibit B

                             REDUCTION CERTIFICATE
                                 (paragraph 2)

                                                                          [Date]

Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No. ___________________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant] (the "Owner Participant"), [name of Designated General Partner] (the "Designated General Partner") and [name of Limited Partner] (the "Limited Partner").

      We hereby request that the Maximum Credit Amount be reduced by $[      ]
(the "Reduction Amount").

      [We hereby request that (i) the Maximum Drawing Amounts be reduced to the amounts set forth in Appendix A hereto, (ii) the GP Credit Amount be reduced to $____________ and (iii) the LP Credit Amount be reduced to $____________.]*

* To be included if the Maximum Credit Amount as reduced by the Reduction Amount is less than the highest Maximum Drawing Amount (set forth in Schedule II to the Letter of Credit) for any day occurring after the date of this Certificate.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       DUQUESNE LIGHT COMPANY


                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------

                                       [OWNER PARTICIPANT]


                                       By: [DESIGNATED GENERAL PARTNER],
                                           as Designated General Partner


                                       By:
                                          ----------------------------------
                                          [Name and Title of Authorized
                                           Representative of Designated General
                                           Partner]


ACKNOWLEDGED AND
AGREED TO:

[DESIGNATED GENERAL PARTNER]


By:
   ----------------------------------------
 [Name and Title of Authorized
 Representative of Designated
 General Partner]

[LIMITED PARTNER]


 By:
    ---------------------------------------
  [Name and Title of Authorized
  Representative of Limited Partner]

                                                                       EXHIBIT 2
                                                                    to Exhibit B



                         NOTICE REQUESTING ADJUSTMENTS
                           TO MAXIMUM DRAWING AMOUNTS
                                (paragraph 4(e))

                                                                          [Date]



Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No._____________ dated [Date of Issuance] (the "Letter of Credit"), which has been established by you in favor of [name of Owner Participant), [name of Designated General Partner] (the "Designated General Partner") and [name of Limited Partner] (the "Limited Partner").

      The undersigned, a duly authorized representative of the Designated General Partner, hereby certifies that (i) Modified Special Casualty Values have been adjusted in accordance with the provisions of the Transaction Documents and the amounts shown on Schedule II to the Letter of Credit should be modified, in accordance with the terms of clause (e) of the fourth paragraph of the Letter of Credit, to the amounts shown in Appendix A hereto, (ii) the GP Credit Amount should be $______________ and (iii) the LP Credit Amount should be $________________.

      The Letter of Credit is returned herewith and we request that you initial and return the Letter of Credit with the revised Schedule II attached.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       [OWNER PARTICIPANT]

                                       By: [DESIGNATED GENERAL PARTNER],
                                           as Designated General Partner


                                       By:
                                          ------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Designated General
                                          Partner]


ACKNOWLEDGED AND
AGREED TO:

[DESIGNATED GENERAL PARTNER]


By:
   --------------------------------------
 [Name and Title of Authorized
 Representative of Designated
 General Partner]

[LIMITED PARTNER]


By:
   --------------------------------------
 [Name and Title of Authorized
 Representative of Designated
 General Partner]

                                                                       EXHIBIT 3
                                                                    to Exhibit B

                          DRAFT FOR AN OP PARTIAL DRAW
                                (paragraph 7(1))


                                                                         [Place]

                                                                          [Date]



ON [Business Day of presentation if presented before 9:05 a.m., New York City time; next Business Day if presented at or after 9:05 a.m.]



1) PAY TO                 U.S. $[not to exceed the least
                          of (i) GP Credit Amount and
[Name of Designated       (ii) GP Drawing Amount and
General Partner]          (iii) the product of
                          (A) the GP Percentage and
                          (B) the Partial Drawing
                          Amount] DOLLARS,


[Insert wire instructions]

2) PAY TO                 U.S. $[not to exceed the least
                          of (i) LP Credit Amount and
[Name of Limited          (ii) LP Drawing Amount and
Partner]                  (iii) the product of
                          (A) the LP Percentage and
                          (B) the Partial Drawing
                          Amount] DOLLARS,

[Insert wire instructions]

FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER OF CREDIT NO._____________OF

  Swiss Bank Corporation,
  New York Branch
  222 Broadway
  2nd Floor
  New York, New York 10038


                                       [OWNER PARTICIPANT]

                                       By: [DESIGNATED GENERAL PARTNER],
                                           as Designated General Partner



                                       By:
                                           -------------------------------------
                                           [Name and Title of Authorized
                                           Representative of Designated
                                           General Partner]

                                                                       EXHIBIT 4
                                                                    to Exhibit B

                       CERTIFICATE FOR AN OP PARTIAL DRAW
                                (paragraph 7(1))

     The undersigned, a duly authorized representative of [name of Designated General Partner] (the "Designated General Partner"), a general partner of [name of Owner Participant] (the "Owner Participant"), as one of the beneficiaries under that certain Irrevocable Transferable Letter of Credit No.______________________________ dated [Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

     1.  A Partial Drawing Event has occurred and is continuing.

     2. The aggregate amount of the accompanying draft does not exceed the least of (a) the Maximum Available Credit Amount, as determined in accordance with the terms of the Letter of Credit, (b) the Maximum Drawing Amount available under the Letter of Credit on the date hereof, as determined in accordance with the terms of the Letter of Credit and (c) the Partial Drawing Amount.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

     IN WITNESS WHEREOF, each of the undersigned has executed this Certificate as of ____________, 19__.

          [OWNER PARTICIPANT]

          By: [DESIGNATED GENERAL PARTNER],
              as Designated General Partner


          By:
             ---------------------------------------------------
             [Name and Title of Authorized Representative
              of Designated General Partner]

                                                                       EXHIBIT 5
                                                                    to Exhibit B

                           DRAFT FOR AN OP FINAL DRAW
                                (paragraph 7(1))

                                                                         [Place]

                                                                          [Date]

ON [Business Day of presentation if presented before 9:05 a.m., New York City time; next Business Day if presented at or after 9:05 a.m.]

1) PAY TO                 U.S. $[not to exceed lesser of (i) GP
   [Name of Designated    Credit Amount and (ii) GP General
   Partner]               Drawing Amount] DOLLARS,

 [Insert wire instructions]

2) PAY TO                 U.S. $[not to exceed lesser of (i) LP
   [Name of Limited       Credit Amount and (ii) LP Drawing
   Partner]               Amount] DOLLARS,

  [Insert wire instructions]

FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER OF CREDIT
NO.____________________________ OF

  Swiss Bank Corporation,
  New York Branch
  222 Broadway
  2nd Floor
  New York, New York 10038

                                       [OWNER PARTICIPANT]

                                       By: [DESIGNATED GENERAL PARTNER],
                                           as Designated General Partner


                                       By:
                                          ----------------------------------
                                         [Name and Title of Authorized
                                          Representative of Designated
                                          General Partner]

                                                                       EXHIBIT 6
                                                                    to Exhibit B


                        CERTIFICATE FOR AN OP FINAL DRAW
                                (paragraph 7(1))



     The undersigned, a duly authorized representative (as indicated below) of [name of Designated General Partner] (the "Designated General Partner") a general partner of [name of Owner Participant] (the "Owner Participant"), as one of the beneficiaries under that certain Irrevocable Transferable Letter of Credit No.__________________ dated [the Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

     1. [Insert one of the following: A Deemed Loss Event has occurred and is continuing./ An Event of Loss has occurred and is continuing./ A Special Lease Event has occurred and is continuing./ An FL Special Purchase Event has occurred and the FL Special Purchase Price has not been paid./ A PA Special Purchase Event has occurred and the PA Special Purchase Price has not been paid./ Notice has been given by the LOC Bank of a Date of Early Termination and such Date of Early Termination is on or after the date hereof.]

     2. The LOC Bank has not heretofore paid an OP Final Draw or a GP Draw under the Letter of Credit. To the best knowledge of the undersigned, the LOC Bank has not heretofore paid a LP Draw under the Letter of Credit.

  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit and Schedule I thereto.

     IN WITNESS WHEREOF, each of the undersigned has executed this Certificate as of ____________, 19__.


                                  [OWNER PARTICIPANT]

                                  By: [DESIGNATED GENERAL PARTNER],
                                      as Designated General Partner



                                  By:
                                     --------------------------------
                                    [Name and Title of Authorized Representative
                                    of Designated General Partner]

                                                                       EXHIBIT 7
                                                                    to Exhibit B


                              DRAFT FOR AN LP DRAW
                                (paragraph 7(2))

                                                                         [Place]

                                                                          [Date]



ON [Business Day of presentation if presented before 9:05 a.m., New York City time; next Business Day if presented at or after 9:05 a.m.]


  PAY TO                 U.S. $[not to exceed lesser of
  [Name of beneficiary]  (i) LP Credit Amount and
                         (ii) LP Drawing Amount] DOLLARS,

  [Insert wire instructions]

  FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF
  LETTER OF CREDIT NO.____________________ OF

  Swiss Bank Corporation,
  New York Branch
  222 Broadway
  2nd Floor
  New York, New York 10038


                                       [LIMITED PARTNER]



                                       By:
                                          -------------------------------------
                                         [Name and Title of Authorized
                                         Representative of Limited Partner]

                                                                       EXHIBIT 8
                                                                    to Exhibit B


                           CERTIFICATE FOR AN LP DRAW
                                (paragraph 7(2))


    The undersigned, a duly authorized representative of [name of Limited Partner] (the "Limited Partner"), as beneficiary under that certain Irrevocable Transferable Letter of Credit No._____________ dated [Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

    1. [Insert one of the following: An LP Deemed Loss Event has occurred and is continuing./ An LP Event of Loss has occurred and is continuing./ A Special Lease Event has occurred and is continuing./ Notice has been given by the LOC Bank of a Date of Early Termination and such Date of Early Termination is on or after the date hereof.]

    2. The LOC Bank has not heretofore paid an LP Draw under the Letter of Credit.

    Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit and Schedule I thereto.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________, 19__.

                                       [LIMITED PARTNER]



                                       By:
                                          -------------------------------------
                                          [Name and Title of Authorized
                                          Representative of Limited Partner]

                                                                       EXHIBIT 9
                                                                    to Exhibit B

                              DRAFT FOR A GP DRAW
                                (paragraph 7(3))


                                                                         [Place]

                                                                          [Date]



ON [Business Day of presentation if presented before 9:05 a.m., New York City time; next Business Day if presented at or after 9:05 a.m.]


  PAY TO                  U.S. $[not to exceed lesser of
  [Name of beneficiary]   (i) GP Credit Amount and (ii) GP
                          Drawing Amount] DOLLARS,

  [Insert wire instructions]

FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER  OF CREDIT NO.___________ OF

  Swiss Bank Corporation,
  New York Branch
  222 Broadway
  2nd Floor
  New York, New York 10038


                                       [DESIGNATED GENERAL PARTNER]


                                       By:
                                          -------------------------------------
                                         [Name and Title of Authorized
                                         Representative of Designated
                                         General Partner]

                                                                      EXHIBIT 10
                                                                    to Exhibit B


                           CERTIFICATE FOR A GP DRAW
                                (paragraph 7(3))



     The undersigned, a duly authorized representative of [name of Designated General Partner] (the "Designated General Partner"), as a beneficiary under that certain Irrevocable Transferable Letter of Credit No. _________ dated [Date of Issuance], established by Swiss Bank Corporation, New York Branch, as LOC Bank (the "LOC Bank"), and issued pursuant to that certain Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as Administrating Banks, and the banks named therein as Participating Banks (the "Letter of Credit"), hereby certifies as follows:

     1. [Insert one of the following: A GP Deemed Loss Event has occurred and is continuing./ A GP Event of Loss has occurred and is continuing./ A Special Lease Event has occurred and is continuing./ Notice has been given by the LOC Bank of a Date of Early Termination and such Date of Early Termination is on or after the date hereof.]

     2. The LOC Bank has not heretofore paid a GP Draw under the Letter of Credit.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit and Schedule I thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, 19__.


                                       [DESIGNATED GENERAL PARTNER]


                                       By:
                                          -------------------------------------
                                         [Name and Title of Authorized
                                         Representative of Designated Partner]

                                                                      EXHIBIT 11
                                                                    to Exhibit B

                       NOTICE OF TRANSFER AND ASSIGNMENT
                              (OWNER PARTICIPANT)
                                 (paragraph 13)

                                                                          [Date]



Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

     Reference is made to the certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No._________ dated (Date of Issuance), which has been
established by you in favor of [name of Owner Participant], a [    ] limited
partnership (the "Owner Participant"), [name of Designated General Partner], a general partner of the Owner Participant and [name of Limited Partner], a limited partner of the Owner Participant (together, the "Transferors") (the "Letter of Credit").

     The Transferors have transferred and assigned (and hereby confirm to you the said transfer and assignment) all of their rights in and under the Letter of
Credit to [New Owner Participant], a [            ] limited partnership (the
"Successor Owner Participant"), [name of New Designated General Partner], a general partner of the Successor Owner Participant and [name of New Limited Partner], a limited partner of the Successor Owner Participant (together the "Transferees") and confirms that the Transferors no longer have any rights under or interest in the Letter of Credit.

     The Letter of Credit is returned herewith and we request that you issue an irrevocable transferable letter of credit in the name of the Transferees and providing for notices to be sent to the Transferees at the address set forth below and in all other respects identical to the Letter of Credit.

     Each transferee hereby certifies that it is a duly authorized transferee under the terms of the Letter of Credit and is accordingly entitled, upon presentation of the drafts and certificates called for therein, to receive payment thereunder. Notices under the Letter of Credit should be sent to us as follows: [Name of New Designated General Partner], [Address], [Telex Number] [Answerback], Attention:_________________; [Name of New Limited Partner], [Address], [Telex Number] [Answerback], Attention:____________.

                                       [NAME OF OWNER PARTICIPANT
                                       TRANSFEROR]


                                       By:
                                         [Name and Title of Authorized
                                          Representative of Transferor]


                                       [NAME OF DESIGNATED GENERAL
                                        PARTNER TRANSFEROR]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferor]


                                       [NAME OF LIMITED PARTNER
                                        TRANSFEROR]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferor]


                                       [NAME OF OWNER PARTICIPANT
                                        TRANSFEREE]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferee]

                                       [NAME OF DESIGNATED GENERAL
                                        PARTNER TRANSFEREE]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferee]



                                       [NAME OF LIMITED PARTNER
                                        TRANSFEREE]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferee]

                                                                      EXHIBIT 12
                                                                    to Exhibit B



                       NOTICE OF TRANSFER AND ASSIGNMENT
                          (DESIGNATED GENERAL PARTNER)
                                 (paragraph 13)

                                                                          [Date]



Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

     Reference is made to the certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No.___________ dated [Date of Issuance], which has been
established by you in favor of [name of Owner Participant], a [    ] limited
partnership (the "Owner Participant"), [name of Designated General Partner] (the "Transferor"), a general partner of the owner Participant and [name of Limited Partner], a limited partner of the Owner Participant (the "Letter of Credit").

     The Transferor has transferred and assigned (and hereby confirms to you the said transfer and assignment) all of its rights in and under the Letter of Credit to [name of New Designated General Partner] (the "Transferee") and confirms that the Transferor no longer has any rights under or interest in the Letter of Credit.

     The Letter of Credit is returned herewith and we request that you issue an irrevocable transferable letter of credit in the name of the Transferee and providing for notices to be sent to the Transferee at the address set forth below and in all other respects identical to the Letter of Credit.

     The Transferee hereby certifies that it is a duly authorized transferee under the terms of the Letter of Credit and is accordingly entitled, upon presentation of the drafts and certificates called for therein, to receive payment thereunder. Notices under the Letter of Credit should be sent to us as follows: [Name], [Address], [Telex Number] [Answerback], Attention:

                                       [NAME OF DESIGNATED GENERAL
                                        PARTNER TRANSFEROR]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferor]



                                       [NAME OF DESIGNATED GENERAL
                                        PARTNER TRANSFEREE]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferee]

                                                                      EXHIBIT 13
                                                                    to Exhibit B



                       NOTICE OF TRANSFER AND ASSIGNMENT
                               (LIMITED PARTNER)
                                 (paragraph 13)

                                                                          [Date]



Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

     Reference is made to the certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No._________________ dated [Date of Issuance], which has been established by you in favor of [name of Owner Participant), a [
] limited partnership (the "Owner Participant"), [name of Designated General Partner], a general partner of the Owner Participant and [name of Limited Partner] (the "Transferor"), a limited partner of the Owner Participant (the "Letter of Credit").

     The Transferor has transferred and assigned (and hereby confirms to you the said transfer and assignment) all of its rights in and under the Letter of Credit to [name of New Limited Partner] (the "Transferee") and confirms that the Transferor no longer has any rights under or interest in the Letter of Credit.

     The Letter of Credit is returned herewith and we request that you issue an irrevocable transferable letter of credit in the name of the Transferee and providing for notices to be sent to the Transferee at the address set forth below and in all other respects identical to the Letter of Credit.

     The Transferee hereby certifies that it is a duly authorized transferee under the terms of the Letter of Credit and is accordingly entitled, upon presentation of the drafts and certificates called for therein, to receive payment thereunder. Notices under the Letter of Credit should be sent to us as follows: [Name], [Address], [Telex Number] [Answerback], Attention:


                                       [NAME OF LIMITED PARTNER
                                        TRANSFEROR]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferor]



                                       [NAME OF LIMITED PARTNER
                                        TRANSFEREE]


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Transferee]

                                                                      EXHIBIT 14
                                                                    to Exhibit B

                      NOTICE OF SURRENDER AND REQUEST FOR
                        CANCELLATION OF LETTER OF CREDIT
                       ("Termination Date" - Schedule I)

                                                                          [Date]



Swiss Bank Corporation,
New York Branch
222 Broadway
2nd Floor
New York, New York 10038

Attention: Documentary Department

Dear Sirs:

     Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No._________ dated [Date of Issuance], which has been established by you in favor of [name of Owner Participant], [name of Designated General Partner] (the "Designated General Partner") and [name of Limited Partner] (the "Limited Partner").

     The undersigned, a duly authorized representative of the Designated General Partner, hereby surrenders the Letter of Credit for immediate cancellation on behalf of itself, the Owner Participant and the Limited Partner.

     The Letter of Credit is enclosed herewith and we request that you cancel the Letter of Credit as of the date hereof.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                       [OWNER PARTICIPANT]

                                       By: [DESIGNATED GENERAL PARTNER],
                                           as Designated General Partner


                                       By:
                                          --------------------------------------
                                         [Name and Title of Authorized
                                          Representative of Designated General
                                          Partner]

ACKNOWLEDGED AND
AGREED TO:

[DESIGNATED GENERAL PARTNER]


By:
   ----------------------------------------
 [Name and Title of Authorized
 Representative of Designated
 General Partner]


[LIMITED PARTNER]


By:
   ----------------------------------------
 [Name and Title of Authorized
 Representative of Limited Partner]

                                                                      SCHEDULE I
                                                                    to Exhibit B



    The following terms shall have the following meanings for purposes of the Letter of Credit and the Schedules and Exhibits thereto. Terms defined in the Letter of Credit shall have the meanings given to them therein. Terms defined by reference to the Participation Agreement shall have the meanings assigned to them therein from time to time unless otherwise stated.

         "Administrating Banks" has the meaning assigned to it in the Reimbursement Agreement.

         "Applicable Law" has the meaning assigned to it in the Participation Agreement.

         "Bank" means Swiss Bank Corporation, New York Branch.

         "Basic Rent" has the meaning assigned to it in the Participation Agreement.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California or New York, New York are authorized by law to close.

         "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the applicable regulations thereunder.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

         "Date of Issuance" means October ___, 1994.

         "Deemed Loss Event" has the meaning specified in the Participation Agreement as in effect on the Date of Issuance.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning specified in the Facility Lease as in effect on the Date of Issuance.

         "Event of Loss" has the meaning specified in the Participation Agreement as in effect on the Date of Issuance.

         "Facility Leases" has the meaning specified in the Reimbursement Agreement.

         "FL Special Purchase Event" means the receipt by the Owner Participant from the Company of an offer to purchase pursuant to the second proviso of
    Section 15(x) of the Facility Lease as in effect on the Date of Issuance.

         "FL Special Purchase Price" means the consideration payable pursuant to the second proviso of Section 15(x) of the Facility Lease as in effect on the Date of Issuance.

         "Funding Corp" has the meaning assigned to it in the Participation Agreement'.

         "Governmental Action" has the meaning assigned to it in the Participation Agreement.

         "GP Credit Amount" shall mean an amount equal to $[________], as the same may be modified in accordance with the fourth paragraph of the Letter of Credit.

         "GP Deemed Loss Event" means (i) a Deemed Loss Event or (ii) an event or circumstance that would constitute a Deemed Loss Event, assuming for this purpose that the definition of Deemed Loss Event were modified such that each determination, judgment, opinion or similar action required to be made by the Owner Participant (and, to the extent contemplated by said definition, its counsel or experts) would be made by the Designated General Partner (and, to such extent, its counsel or experts).

         "GP Drawing Amount" shall mean, on any Date of Drawing, an amount equal to (a) the product of (x) the GP Percentage and (y) the sum of (m) the Maximum Drawing Amount applicable to such Date of Drawing plus (n) the aggregate of all reductions theretofore made to the Maximum Drawing Amount pursuant to clause (b) of the fourth paragraph of the Letter of Credit minus
    (b) the aggregate amount of drawings theretofore made pursuant to a GP Draw minus (c) the product of (x) the GP Percentage and (y) the aggregate amount of drawings theretofore made pursuant to an OP Draw.

         "GP Event of Loss" means (i) an Event of Loss or (ii) an event or circumstance that would constitute an Event of Loss, assuming for this purpose that the definition of Event of Loss were modified such that each determination, judgment, opinion or similar action required to be made by the Owner Participant (and, to the extent contemplated by said definition, its counsel or experts) would be made by the Designated General Partner (and, to such extent, its counsel or experts).

         "GP Percentage" shall mean 1.00%.

         "Indebtedness" of any Person means, at any date, without duplication, all (i) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) obligations under leases that shall be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (iii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) and (ii) above, (iv) liabilities in respect of unfunded vested benefits under Plans, and (v) withdrawal liability incurred under ERISA by such Person or any of its affiliates to any Multiemployer Plan.

         "LP Credit Amount" shall mean an amount equal to $[________], as the same may be modified in accordance with the fourth paragraph of the Letter of Credit.

         "LP Deemed Loss Event" means (i) a Deemed Loss Event or (ii) an event or circumstance that would constitute a Deemed Loss Event (as defined either in the Participation Agreement as then in effect or in the Participation Agreement as in effect on the Date of Issuance, and without regard to any amendments or waivers thereof), assuming for this purpose that the definition of Deemed Loss Event were modified such that each determination, judgment, opinion or similar action required to be made by the owner Participant (and, to the extent contemplated by said definition, its counsel or experts) would be made by the Limited Partner (and, to such extent, its counsel or experts).

         "LP Drawing Amount" shall mean, on any Date of Drawing, an amount equal to (a) the product of (x) the LP Percentage and (y) the sum of (m) the Maximum Drawing Amount applicable to such Date of Drawing plus (n) the aggregate of all reductions theretofore made to the Maximum Drawing Amount pursuant to clause (b) of the fourth paragraph of the Letter of Credit minus
    (b) the aggregate amount of drawings theretofore made pursuant to a LP Draw minus (c) the product of (x) the LP Percentage and (y) the aggregate amount of drawings theretofore made pursuant to an OP Draw.

         "LP Event of Loss" means (i) an Event of Loss or (ii) an event or circumstance that would constitute an Event of Loss (as defined either in the Participation Agreement as then in effect or as defined in the Participation Agreement, as in effect on the Date of Issuance, and without regard to any amendments or waivers thereof), assuming for this purpose that the definition of Event of Loss were modified such that each determination, judgement, opinion or similar action required to be made by the Owner Participant (and, to the extent contemplated by said definition, its counsel or experts) would be made by the Limited Partner (and, to such extent, its counsel or experts).

         "LP Percentage" shall mean 99.00%.

         "Maximum Available Credit Amount" shall mean an amount equal to the initial Maximum Credit Amount, as such amount may be modified from time to time in accordance with the fourth paragraph of the Letter of Credit.

         "Maximum Drawing Amount" means, with respect to a Date of Drawing, the amount shown opposite the period including such Date of Drawing in the Table of Maximum Drawing Amounts attached as Schedule II to the Letter of Credit, as such amounts may be modified from time to time in accordance with the fourth paragraph of the Letter of Credit (collectively, the "Maximum Drawing Amounts").

         "Modified Special Casualty Value" has the meaning assigned to it in the Participation Agreement.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Partial Drawing Amount" means, with respect to any Partial Drawing Event, an amount not exceeding the amount of the Basic Rent due and unpaid upon which such Partial Drawing Event is based.

    "Partial Drawing Event" means an Event of Default under Section 15(i)(y) of the Facility Lease relating to nonpayment of Basic Rent.

         "Participation Agreement" means the Participation Agreement dated as of September 15, 1987, among the Owner Participant, the banks named therein as Original Loan Participants, Funding Corp, The First National Bank of Boston as Owner Trustee, The Bank of New York (as successor to Irving Trust Company) as Indenture Trustee and the Company, as amended by Amendment No. 1 dated as of December 1, 1987, Amendment No. 2 dated as of March 1, 1988, Amendment No. 3 dated as of November 15, 1992, and Amendment No. 4 dated as of October 13, 1994.

         "Participating Banks" has the meaning assigned to it in the Reimbursement Agreement.

         "PA Special Purchase Event" means the receipt by the owner Participant from the Company of notice of its intent to purchase pursuant to paragraph three of Section 10(b)(3)(ix) of the Participation Agreement as in effect on the Date of Issuance.

         "PA Special Purchase Price" means the purchase consideration payable pursuant to paragraph three of Section 10(b)(3)(ix) of the Participation Agreement as in effect on the Date of Issuance.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Reimbursement Agreement" means the Reimbursement Agreement, dated as of October 1, 1994, among the Company, the Bank, as LOC Bank, Union Bank and the Bank, as Administrating Banks, and the banks named therein as Participating Banks, as the same may from time to time be amended, supplemented or modified in accordance with its terms.

         "Special Lease Event" means (i) in the case of an OP Final Draw, an Event of Default, (ii) in the case of an LP Draw, (a) an Event of Default specified in Section 15(i), 15(iii), 15(iv) (with respect to Section 10(b)(3)(viii) or 10(b)(3)(ix) of the Participation Agreement (either as then in effect or as in effect on the Date of Issuance, and without regard to any amendments or waivers thereof), assuming for this purpose that such
    Section 15(iv) were modified such that the notice referred to therein could be given by the Limited Partner), 15(vi) or 15(x) of the Facility Lease (either as then in effect or as in effect on the Date of Issuance, and without regard to any amendments or waivers thereof) or (b) the occurrence of a GP Draw and (iii) in the case of a GP Draw, (a) an Event of Default or
    (b) the occurrence of an LP Draw.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by the Company or one or more Subsidiaries, or by the Company and one or more Subsidiaries.

         "Termination Event" means (i) a "reportable event" as described in
    Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any member of the Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
    (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Transaction Documents" has the meaning specified in the Reimbursement Agreement.

         "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title Iv of ERISA.

         "Unit 2" has the meaning assigned to it in the Participation
    Agreement.

                                                                     SCHEDULE II
                                                                    to Exhibit B



              TABLE OF MAXIMUM DRAWING AMOUNTS


                                          Maximum Drawing
Applicable Period                         Amount
-----------------                         ---------------

From ____________                         $______________
to and including _____________

From ___________                          $______________
to and including _____________

From ____________                         $______________
to and including _____________

From ___________                          $______________
to and including _____________

From ____________                         $______________
to and including _____________

                                                                    SCHEDULE III
                                                                    to Exhibit B



      The Bank shall have the right upon the occurrence of any of the events listed below to terminate the Letter of Credit in accordance with the terms of the Letter of Credit:

      (A) the Company shall fail to pay when due any amount payable under
Section 2 of the Reimbursement Agreement or fail to pay within 5 Business Days after becoming due any amount payable under Section 3 of the Reimbursement Agreement; or

      (B) the Company shall fail to make, or cause to be made, one or more payments specified in Section 15(i) of any of the Facility Leases equal to or exceeding $1,000,000 in the aggregate within the period specified in that Section for such payment or payments; or

      (C) the Company shall fail to observe or perform any covenant or agreement contained in the Reimbursement Agreement (other than those covered by clause (A) above) for 30 days after written notice thereof has been given to the Company by the Bank, either Administrating Bank or any Participating Bank; or

      (D) any representation, warranty, certification or statement made by the Company in the Reimbursement Agreement or in any certificate, financial statement or other document delivered pursuant to the Reimbursement Agreement shall prove to have been incorrect or misleading in any material respect when made; or

      (E) any material provision of the Reimbursement Agreement shall at any time for any reason cease to be valid and binding upon the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company or any governmental agency or authority, or the Company shall deny that it has any or further liability or obligation under the Reimbursement Agreement; or

      (F) the Company or any Subsidiary shall fail to make any payment on any Indebtedness, or to make any payment of any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure, default or event is to accelerate, or to permit the acceleration of (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto), the maturity of any Indebtedness the aggregate principal amount of which is greater than $25,000,000, or any Indebtedness the aggregate principal amount of which is greater than $25,000,000 shall be declared due and payable, or required to be prepaid (other than by a special mandatory redemption provision in connection with pollution control or similar tax-exempt bonds unrelated to any default or event of default with respect thereto or a regularly scheduled required prepayment) prior to the stated maturity thereof; or

      (G) the Company or any Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of all or any substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) commence a voluntary case under the Federal Bankruptcy Laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or any order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or if, without the application, approval or consent of the Company, a proceeding shall be instituted in any court of competent Jurisdiction seeking in respect of the Company an adjudication in bankruptcy, reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law and if such proceeding is being contested by the Company in good faith, the same shall continue undismissed, or pending and unstayed, for any period of sixty (60) consecutive days; or

      (H) any judgment or order for the payment of money exceeding any applicable insurance coverage by more than $25,000,000 shall be rendered against the Company or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

      (I) any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the Bank, either Administrating Bank or any Participating Bank, (i) such Termination Event (if correctable) shall not have been corrected and (ii) the then Unfunded Vested Liabilities of such Plan exceed $5,000,000 (or, in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount), or the Company or any member of the Controlled Group as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the Plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000; or

      (J) any change in Applicable Law or any Governmental Action (including, but not limited to, the revocation or modification of any Governmental Action previously secured) shall occur which has the effect of making the transactions contemplated by the Reimbursement Agreement or the Transaction Documents unauthorized, illegal or otherwise contrary to Applicable Law; or

      (K) any event specified in Sections 15(vi), (vii) or (ix) of any of the Facility Leases shall occur.

Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                                                     SCHEDULE IV
                                                                    to Exhibit B



                              Address for Notice


Name          Address         Telex         Telecopy         Answerback
----          -------         -----         --------         ----------

                                                                       EXHIBIT C



                               NOTICE OF DRAWING



[Company/Participating Bank]
[Address]


Ladies and Gentlemen:

      Reference is made to that certain Irrevocable Transferable Letter of Credit bearing Letter of Credit No.___________ dated _________________, which has been established by us in favor of [insert name(s) of beneficiaries].

      We have received (i) a draft for payment of U.S.$_____________ on [insert date to be paid] and (ii) a Certificate for [an OP Partial Draw/an OP Final Draw/an LP Draw/a GP Draw/a Final Draw] from [insert name of beneficiary presenting draft and certificate], both in conformity with the terms and conditions of the Letter of Credit.

      We have paid such draft in the amount of U.S.$_______________.

      [Insert the following in the case of notice to a Participating Bank: Your pro rata share of such drawing (based upon your Participation Percentage) is $_____________.]

      Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Letter of Credit.

                                        SWISS BANK CORPORATION,
                                        NEW YORK BRANCH



                                          By:
                                             -----------------------

                                          Title:
                                                --------------------

                                                                       EXHIBIT D



                FORM OF OPINION OF CHIEF COUNSEL OF THE COMPANY


[Date of Issuance of the
Letters of Credit]



To each of the Participating Banks
 parties to the Reimbursement Agreement
 referred to below, to Swiss Bank Corporation, New York Branch, as LOC Bank, and to Union
 Bank and Swiss Bank Corporation, New York
 Branch, as Administrating Banks


                             Duquesne Light Company


Ladies and Gentlemen:

      I am Chief Counsel of Duquesne Light Company, a Pennsylvania corporation (the "Company"), and I, or other attorneys under my supervision, have represented it in connection with the transactions contemplated by the Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among the Company and yourselves. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Reimbursement Agreement. This opinion is being delivered pursuant to Section 7(a)(i)(A) of the Reimbursement Agreement.

      As Chief Counsel I, or other attorneys under my supervision, have examined originals or copies, certified or otherwise identified to our satisfaction, of the Reimbursement Agreement; the Transaction Documents, Financing Documents and Refinancing Documents entered into to date; the Restated Articles of Incorporation and By-Laws of the Company and its Affiliates; Securities Certificate No. S-870270 (the "Securities Certificate") of the Company filed with the PPUC seeking approval of (i) the Company's assumption of contingent obligations under the Initial Series Notes, (ii) its assumption of contingent obligations under the Notes relating to the Bonds, (iii) its obligation to reimburse any amounts drawn under the Initial Letter of Credit and (iv) to the extent that it constitutes an "evidence of indebtedness" under Section 1901(b) of the Pennsylvania Public Utility Code, the Company's absolute and unconditional obligation to pay rent and other amounts under the Facilities Leases; Application No. A-110150F002 (the "Application") filed with the PPUC seeking approval, under Section 1102(a)(3) of the Pennsylvania Public Utility Code, of (i) the transfer by sale or lease by the Company to the Owner Trustees of undivided interests in and easements over the Beaver Valley Station Site, (ii) the transfer by sale by the Company to the Owner Trustees of the Undivided Interests, (iii) the acquisition by the Company by leaseback from the Owner Trustees of the undivided interests in and easements over the Beaver Valley Station Site and of the Undivided Interests and (iv) the transfer of such rights in parts of the Company's undivided interest in the Beaver Valley Station Site not constituting Unit 2 as may be necessary to enable the Owner Trustees to realize the residual value of their interests; Securities Certificate No. S-920240 captioned "Securities Certificate of Duquesne Light Company in respect of Substitute Letters of Credit and a new Reimbursement Agreement in connection with the sale and leaseback of interests in Beaver Valley Unit No. 2" (the "1992 Securities Certificate"), filed with the PPUC; the Order of the PPUC adopted and entered on September 25, 1987 registering the Securities Certificate (the "Securities Order"); the Order of the PPUC adopted and entered on September 25, 1987 approving the Application (the "Application Order"); the Order of the PPUC adopted and entered on July 9, 1992 (the "1992 PPUC Order"; the 1992 PPUC Order, the Securities Order and the Application Order are referred to herein collectively as the "PPUC Orders"); and such other agreements, records and documents, and such matters of law, as I have deemed necessary or advisable for the purpose of rendering the opinions set forth herein.

      In rendering the opinions hereinafter expressed, I have relied as to factual matters on the representations in the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and I have further assumed that:

      A. Each party other than the Company (an "Other Party") to the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents and the Refinancing Documents is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which it is a party.

      B. The execution, delivery and performance by each Other Party to the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents and the Refinancing Documents has been duly authorized by all necessary action by such Other Party. Each of the

Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents and the Refinancing Documents has been duly executed and delivered by each Other Party thereto and to the extent the same is governed by the laws of any state or other jurisdiction, other than the Commonwealth of Pennsylvania, constitutes the legal, valid and binding obligation of each Other Party thereto, enforceable against such Other Party in accordance with its terms.

      C. Each Other Party has, during its negotiations with the Company of the terms of the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which it is a party, acted in good faith and in a commercially reasonable manner and not made any intentional misrepresentations to the Company nor failed to disclose to the Company any material facts.

      D. Each Other Party will, in enforcing its remedies and in fulfilling its responsibilities under the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which it is a party, (i) act in good faith and in a commercially reasonable manner, (ii) not make any misrepresentations to the Company, (iii) not fail to disclose to the Company any material facts, (iv) not exercise control over the affairs of the Company and (v) not interfere with the Company's contractual relations with third Persons.

      E. The express terms of the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents and the Refinancing Documents have not been, and will not be, amended, supplemented or deleted by a course of conduct or dealing between any Other Party and the Company.

      F. No Other Party to the Reimbursement Agreement, the Collateral Trust Indenture, any Transaction Document or any Refinancing Document is subject to any order, judgment, writ, decree or ruling of any court, arbitration board or other administrative tribunal which prohibits the execution and delivery or the performance by such Other Party of the Reimbursement Agreement, the Collateral Trust Indenture or the Transaction Document or Refinancing Document to which it is a party.

      Based on the foregoing, I am of the opinion that:

      (1) The Company is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania and has the corporate power and authority to carry on its business as presently conducted, to own or hold under lease its properties and to enter into and perform its obligations under the Reimbursement Agreement, the Collateral Trust Indenture and each Transaction Document and Refinancing Document to which it is a party. The Company has not failed to qualify to do business or to be in good standing in any other jurisdiction where the failure so to qualify or be in good standing would materially and adversely affect the financial condition of the Company or its ability to perform any of its obligations under the Reimbursement Agreement, the Collateral Trust Indenture or the Transaction Documents or Refinancing Documents to which it is a party.

      (2) The execution, delivery and performance by the Company of the Reimbursement Agreement, the Collateral Trust Indenture and each Transaction Document and Refinancing Document to which it is a party, the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms and provisions thereof have been duly authorized by all necessary corporate action on the part of the Company, and neither such execution, delivery and performance nor such consummation and compliance requires the consent or approval of the shareholders of the Company or of any trustee or holder of any Indebtedness of the Company, other than such consents and approvals as have been or, on or before the relevant Refunding Date in the case of any Refunding Loan, will have been duly obtained, given or accomplished.

      (3) The Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which the Company is a party have been duly executed and delivered by the Company. To the extent that a Pennsylvania court were to apply the substantive laws of the Commonwealth of Pennsylvania to the Reimbursement Agreement, the Collateral Trust Indenture or any Transaction Document or Refinancing Document to which the Company is a party, the Reimbursement Agreement, the Collateral Trust Indenture or such Transaction Document or Refinancing Document, as the case may be, would under such laws constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally and by applicable laws and legal and equitable principles which may affect certain of the remedies provided therein, which laws and principles do not in my opinion make the remedies provided therein inadequate for the realization of the substantive benefits and security provided thereby.

      (4) The execution, delivery and performance by the Company of the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which it is a party, the consummation by the Company of the transactions contemplated thereby and compliance by the Company with the provisions thereof do not conflict with, or result in a breach or contravention of any of the provisions of, the Restated Articles of Incorporation or By-Laws of the Company or any Affiliate of the Company, any Applicable Law, or any indenture, mortgage, lease or other material agreement or instrument known to me (after due inquiry) to which the Company or any Affiliate of the Company is a party or by which the property of the Company or any Affiliate of the Company is bound, or result in the creation or imposition of any Lien (other than Permitted Liens) upon any property of the Company or any Affiliate of the Company.

      (5)  No Governmental Action under any Pennsylvania law:

           (a) was required with respect to the execution and delivery of the Collateral Trust Indenture, each Transaction Document to which the Company is a party, each Refinancing Document to which the Company is a party, Amendment No. 1 to the Participation Agreements dated as of December 1, 1987, Amendment No. 2 to the Participation Agreements dated as of March 1, 1988, Amendment No. 3 to the Participation Agreements dated as of November 15, 1992, Amendment No. 4 to the Participation Agreements dated as of October 13, 1994, Amendment No. 1 to Facility Leases dated as of December 1, 1987, Amendment No. 2 to Facility Leases dated as November 15, 1992, Amendment No. 3 to Facility Leases dated as of October 13, 1994, or the First Supplemental Indenture to Collateral Trust Indenture dated as of November 15, 1992, or

           (b) is required in connection with the execution and delivery by the Company of the Reimbursement Agreement or in connection with the performance by the Company of, or the consummation by the Company of the transactions contemplated by the Reimbursement Agreement, the Collateral Trust Indenture (as amended or supplemented prior to the date hereof as set forth above) or any Transaction Document or Refinancing Document to which the Company is a party (as amended or supplemented prior to the date hereof as set forth above), except such Pennsylvania Governmental Actions (i) as have been, on or before the date hereof in the case of the Reimbursement Agreement, the Collateral Trust Indenture and such Transaction Documents and Refinancing Documents, or will have been, on or before the relevant Refunding Date or Releveraging Date, as the case may be, in the case of any Refunding Loan or Releveraging Loan, duly obtained, given or accomplished, with true copies thereof delivered to the LOC Bank and the Administrating Banks, (ii) as may be required under existing Pennsylvania law to be obtained, given or accomplished from time to time after the date hereof in connection with the maintenance, use, possession or operation of Unit 2, the property purported to be covered by the Ground Lease or otherwise with respect to Unit 2 or such property and the Company's or the Operating Agent's involvement therewith and that are, for Unit 2, routine in nature and which I have no reason to believe will not be timely obtained and (iii) as may be required under Pennsylvania law not now in effect.

      (6) The execution, delivery and performance by the Company of, the consummation by the Company of the transactions contemplated by, and compliance by the Company with the terms and provisions of, the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which it is a party have been duly authorized by the PPUC Orders; each of the PPUC Orders is in full force and effect on the date hereof without amendment or modification; there has been no stay or suspension of any PPUC Order by any court having jurisdiction with respect thereto; no suit, action or proceeding is pending or, to my knowledge, threatened in which an appeal from any PPUC Order or any review thereof is being sought; and reversal or modification of any PPUC Order will not impair or divest any estate or interest of any Other Party acquired under the Reimbursement Agreement, the Collateral Trust Indenture or any of the Transaction Documents or Refinancing Documents to which the Company is a party.

      (7) Except as disclosed in the Company's December 31, 1993 Annual Report on Form 10-K, its June 30, 1994 Quarterly Report on Form 10-Q and its Current Reports on Form 8-K dated August 16, 1994 and September 6, 1994, there is no pending or, to the best of my knowledge, threatened action or proceeding affecting the Company or any of its Affiliates before any court, governmental agency or arbitrator having jurisdiction which questions the validity or enforceability of the Reimbursement Agreement, the Collateral Trust Indenture or any Transaction Document or Refinancing Document to which it is a party or which (individually or in the aggregate) if decided adversely to the Company would have a material adverse effect on the business or financial condition of the Company or would materially and adversely affect the ability of the Company to perform its obligations under the Reimbursement Agreement, the Collateral Trust Indenture or any Transaction Document or Refinancing Document to which it is a party.

      (8) None of the Administrating Banks or the Banks will be or become, solely by reason of the activities contemplated by the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents or the Refinancing Documents, prior to the expiration or termination of the Facility

Leases, subject to regulation as a "public utility" under Title 66 of the Pennsylvania Consolidated Statutes by the PPUC or any other Governmental Authority in Pennsylvania having jurisdiction over public utilities or public utility holding companies.

      I am a member of the Bar of the Commonwealth of Pennsylvania and, as such, do not hold myself out as an expert in the laws of any jurisdiction other than the Commonwealth of Pennsylvania. This opinion is limited to matters set forth herein and no opinion may be inferred or implied beyond the matters expressly stated herein.

      This opinion is being rendered solely for the benefit of the addressees hereof in connection with the transactions contemplated by the Reimbursement Agreement. No such Person may rely on this opinion for any other purpose, no other Person may rely on this opinion for any purpose and this opinion may not be referred to or quoted in any document, report or financial statement of, or filed with or delivered to, any Person, without the express written consent of the undersigned.

                          Yours truly,



                          Larry R. Crayne
                          Chief Counsel

                                                                       EXHIBIT E



               FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY


[Date of Issuance of the
 Letters of Credit]



To each of the Participating Banks
 parties to the Reimbursement Agreement
 referred to below, to Swiss Bank Corporation, New York Branch, as LOC Bank, and to Union
 Bank and Swiss Bank Corporation, New York
 Branch, as Administrating Banks


                             Duquesne Light Company


Ladies and Gentlemen:

      We have acted as special counsel for Duquesne Light Company, a Pennsylvania corporation (the "Company"), in connection with the execution and delivery by the Company of the Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among the Company and yourselves. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Reimbursement Agreement. This Opinion is being delivered pursuant to Section 7(a)(i)(B) of the Reimbursement Agreement.

      As such counsel we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents, the Refinancing Documents and such corporate records, agreements and other instruments, certificates, opinions, correspondence with public officials, certificates of officers, management personnel and representatives of the Company, and such other documents as we have deemed necessary or desirable for the purpose of rendering the opinions set forth herein.

      Based on the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

      1. The Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which the Company is a party have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties thereto, the Reimbursement Agreement, the Collateral Trust Indenture and the Transaction Documents and Refinancing Documents to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

      2. Neither the execution, delivery or performance by the Company of the Reimbursement Agreement, the Collateral Trust Indenture or any Transaction Document or Refinancing Document to which it is a party, nor the consummation by the Company of the transactions contemplated thereby, nor compliance by the Company with the provisions thereof, conflicts with, or results in a breach or contravention of any of the provisions of, the Restated Articles of Incorporation or By-laws of the Company, or any Applicable Law.

      3.   No Governmental Action under any law:

           (a) was required with respect to the execution and delivery of the Collateral Trust Indenture, each Transaction Document to which the Company is a party, each Refinancing Document to which the Company is a party, Amendment No. 1 to the Participation Agreements dated as of December 1, 1987, Amendment No. 2 to the Participation Agreements dated as of March 1, 1988, Amendment No. 3 to the Participation Agreements dated as of November 15, 1992, Amendment No. 4 to the Participation Agreements dated as of October 13, 1994, Amendment No. 1 to Facility Leases dated as of December 1, 1987, Amendment No. 2 to Facility Leases dated as November 15, 1992, Amendment No. 3 to Facility Leases dated as of October 13, 1994, or the First Supplemental Indenture to Collateral Trust Indenture dated as of November 15, 1992, or

           (b) is required in connection with the execution and delivery by the Company of the Reimbursement Agreement or in connection with the performance by the Company of, or the consummation by the Company of the transactions contemplated by the Reimbursement Agreement, the Collateral Trust Indenture (as amended or supplemented prior to the date hereof as set forth above) or any Transaction Document or Refinancing Document to which the Company is a party (as amended or supplemented prior to the date hereof as set forth above), except such Governmental Actions (i) as have been duly obtained, given or accomplished, (ii) as are routine in nature and not yet required and that cannot be obtained, or are not normally applied for, prior to the time they are required, (iii) as may be required to be obtained, given or accomplished from time to time in connection with the maintenance, use, possession, operation or improvement of Unit 2 or otherwise with respect to Unit 2 and the Company's or the Operating Agent's involvement therewith, (iv) as may be required in consequence of any transfer of ownership of any Note or Bond by the Holder thereof, the beneficial interest in the Trust by the Owner Participant, or the Undivided Interest by the Owner Trustee, (v) as may be required in consequence of the issuance, sale or exchange and delivery of any Bonds or other obligations under and pursuant to any Collateral Trust Indenture, (vi) as may be required by existing Applicable Law on and after termination or expiration of the Facility Leases, or (vii) as may be required under any Applicable Law not now in effect. No Governmental Action is or will be required solely by virtue of the participation by the Administrating Banks, the LOC Bank or any Participating Bank in the consummation of the transactions contemplated by the Reimbursement Agreement to take place on the date hereof except such Governmental Actions (i) as have been duly obtained, given or accomplished, (ii) as may be required by Applicable Law not now in effect, or (iii) as may be required in consequence of any transfer or assignment by either Administrating Bank, the LOC Bank or any Participating Bank of its rights under the Reimbursement Agreement, including, without limitation, any grant of a participation in such rights.

      4. Neither the LOC Bank, either Administrating Bank nor any Participating Bank will be or become, solely by reason of its entering into the Reimbursement Agreement, subject to regulation as an electric utility company, an electric utility, a public utility company or corporation, a public utility, a holding company, a public utility holding company, an electric corporation, or a utility company or corporation by any public utility commission or other regulatory body, authority or group (including, without limitation, the SEC and the FERC).

      5. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act.

      The opinions set forth above are subject to the qualifications that (i) enforceability of the Reimbursement Agreement, the Collateral Trust Indenture, the Transaction Documents and the Refinancing Documents in accordance with their respective terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, as well as general principles of equity and the availability of equitable remedies, and
(ii) certain laws and judicial decisions may affect the enforceability of certain rights and remedies provided in the Transaction Documents. With respect to the latter qualification, however, we are of the opinion that none of such laws now in effect and none of such judicial decisions make the rights and remedies provided in the Transaction Documents, taken as a whole, inadequate for the realization of the intended benefits of the Transaction Documents. In addition, to the extent that the provisions of Section 22 of the Reimbursement Agreement or any indemnification agreement of the Company under any Transaction Document or Refinancing Document purport to indemnify any Person in respect of Federal or state securities laws, we are not passing upon the enforceability thereof.

      Each opinion expressed herein is limited to the law of the State of New York and the Federal law of the United States of America and each reference herein to any Governmental Actions refers solely to Federal or New York Governmental Actions; however, we express no opinion as to any matter relating to the Atomic Energy Act, the Nuclear Waste Act or any Applicable Law concerning the regulation of banks.

                          Very truly yours,

                                                                       EXHIBIT F



                 FORM OF OPINION OF SPECIAL NUCLEAR REGULATORY
                      COMMISSION COUNSEL FOR THE COMPANY



[Date of Issuance of the
Letters of Credit]



To each of the Participating Banks
 parties to the Reimbursement Agreement
 referred to below, to Swiss Bank Corporation, New York Branch, as LOC Bank, and to Union
 Bank and Swiss Bank Corporation, New York
 Branch, as Administrating Banks


                             Duquesne Light Company


Ladies and Gentlemen:

      We have acted as Special Nuclear Regulatory Commission Counsel for Duquesne Light Company (the "Company") in connection with the transactions contemplated by the Participation Agreements, dated as of September 15, 1987, as amended by Amendment No. 1 dated as of December 1, 1987, Amendment No. 2 dated as of March 1, 1988, Amendment No. 3 dated as of November 15, 1992, and Amendment No. 4 dated as of October 13, 1994 (as so amended, the "Participation Agreements"), among the Owner Participants, the Company and the other parties identified in the Participation Agreements, and in connection with the transactions contemplated by the Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among the Company and yourselves. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Reimbursement Agreement. This opinion is being delivered pursuant to Section 7(a)(i)(C) of the Reimbursement Agreement.

      We have been requested to give our opinion with respect to five related issues: (1) whether Amendment No. 1 to Facility Operating License No. NPF-73 for the Beaver Valley Power Station, Unit No. 2 (the "Amendment"), issued by the Nuclear Regulatory Commission ("NRC" or the "Commission") on September 23, 1987 and supplemented by NRC letter dated September 28, 1987, which authorized the Company to proceed with the proposed transactions, is valid and binding and constitutes final and unappealable NRC action; (2) whether any other action by, or filing with, the NRC is required in connection with the execution, delivery and performance of the Reimbursement Agreement; (3) whether any further NRC action is necessary to maintain the non-licensee status of the LOC Bank, the Administrating Banks and the Participating Banks; (4) whether the LOC Bank, the Administrating Banks or the Participating Banks have any licensing or reporting obligations during the Lease Term under any nuclear-related statute or regulation; and (5) whether the Price-Anderson Act, 42 U.S.C. (S) 2210, protects the LOC Bank, the Administrating Banks and the Participating Banks against liability with respect to any "nuclear incident" (as defined by the Act) and whether the Act imposes any financial obligations on the LOC Bank, the Administrating Banks or the Participating Banks.

      In reaching the opinions on these issues set forth below, we have reviewed and relied upon the Order issued by the NRC on December 12, 1985, in the Palo Verde docket,/1/ the SECY-85-367 NRC staff document to which the NRC Order refers, and the Amendment. We also have reviewed the BVPS Operating Agreement, and the Company's application to the NRC for approval of the transactions and the various materials submitted in support of that application. Finally, we have reviewed the relevant Transaction Documents, in particular the Participation Agreements, Appendix A thereto (Definition of Terms), and the Facility Leases between each Owner Trustee and the Company, and also the draft Reimbursement Agreement transmitted to us on [_________ ___], 1994. We have assumed for purposes of our opinion that the final version of the Reimbursement Agreement will not differ materially from the draft version.

      1.   Validity and Effect of the Amendment

      In accordance with NRC practice and regulation, the Amendment was issued by the NRC's staff without an order from the Commission specifically authorizing the amendment. Except for certain special situations not applicable here, amendments to NRC nuclear facility operating licenses

-------------------

/1/ Arizona Public Service Co. (Palo Verde Generating Station, Unit 1), CLI-85-17, 22 N.R.C. 875 (1985).

can be, and usually are, issued by the NRC staff, through delegation of authority from the Commission without the requirement for such a specific Commission order. See 10 C.F.R. (S) 1.43 (1988). See also 42 U.S.C. (S) 5843(b)
(1982). Thus the Amendment is valid and binding unless and until it is removed or changed by the NRC.

      The Amendment constituted the NRC's final disposition in the matter of the Company's application for a license amendment authorizing the transactions. The Administrative Orders Review Act, 28 U.S.C. (S) 2344, permits "any party aggrieved" by a final order/2/ to petition for review in the appropriate U.S. Court of Appeals within sixty days of the order's entry. Since no person filed such a petition for review with respect to the Amendment within the sixty-day period, which is jurisdictional, the Amendment is no longer susceptible to judicial review.

      Section 2.206 of the NRC Rules of Practice (10 C.F.R. (S) 2.206) provides that "[a]ny person may file a request for [the appropriate NRC office] to institute a proceeding pursuant to (S) 2.202 to modify, suspend or revoke a license, or for such other action as may be appropriate." This provision would permit any person to request the NRC staff to reconsider and suspend, revoke or modify the license or any provisions thereof, including the Amendment. We are unaware of the existence of any such request, or of any existing facts or occurrences that would make such a request likely. No person sought to contest the issuance of the Amendment or to request a hearing on the Amendment, and we are unaware of any opposition to its issuance.

      Similarly, Section 2.202 and 2.204 of the Rules of Practice (10 C.F.R.
(S)(S) 2.202 and 2.204) authorize the NRC to take action of its own accord to modify, suspend or revoke a license by issuing an order to show cause or an amendment on notice to the licensee that the licensee may demand a hearing with respect to the order or amendment. We are unaware of any initiative by the NRC to take any such action, or of any existing facts or occurrences that would make such action likely.

      2.   Other Required Licensing Actions.

      The Amendment authorized the licensee to enter into the transactions in accordance with representations made in the application for the Amendment, which application included the submittal of a draft


---------------------

/2/ The Administrative Procedure Act defines "order" as a final disposition of an agency in a matter including licensing. 5 U.S.C. (S) 551(6).

Participation Agreement containing a provision on Financial Support describing the issuance of letters of credit and the terms of the reimbursement agreement. In the absence of a specific statement in the Amendment to the contrary, no further action of the NRC is required in connection with the execution and delivery of the Reimbursement Agreement.

      For the same reason, no further action by the NRC is required in connection with the performance of the Reimbursement Agreement so long as such performance does not constitute "exercising directly or indirectly any control over the licenses of the BVPS, Unit 2". Amendment, paragraph 2. We believe that the words "control over the licenses" must be limited in construction to mean such control as would be related to the licensed activities of the licensees, i.e., control over the authorizations and obligations of the licensees under the license. The NRC is authorized to issue licenses and control licensed activities, and would therefore also have jurisdiction to prohibit activities of non-licensees which are in contravention of NRC law and regulations. It would not have jurisdiction over non-licensees with respect to activities which do not affect NRC's overall responsibilities to protect the health and safety of the public and the common defense and security.

      Based on an examination of pertinent NRC documents, we believe that the Amendment language restricts only activities related to the license and the protection of public health and safety. The language in the Amendment is derived from the Commission's December 12 Order/3/ which in turn referenced and adopted the NRC staff's position and reasoning in its document SECY-85-367. The underpinning of the NRC position, as stated in SECY-85-367, is its perception of the sale of the Undivided Interest as "simply a step in a transaction involving the refinancing of capital, and where the investor owner only serves in a passive role with no authority or control over the nuclear facility, the Staff
                  -------------------------------------------------
can perceive of no regulatory purpose which would be served by an interpretation of Section 101 of the Atomic Energy Act, which requires the licensing of such financial investors. . . ." (emphasis added).

      In arriving at its determination that the lessors need not be licensed, the NRC drew a parallel between the sale-leaseback transaction and a transaction involving a secured creditor. NRC's "Creditor Regulations", 10 C.F.R. (S) 50.81, provide that a creditor secured by mortgage, pledge or other


-----------------------

/3/ The Commission's Order used the phrase "control over the licensee" while the instant Amendment refers to "control over the license". As discussed above, we believe that control over the licensee means, in context, control over licensed activity, and therefore that the Commission's Order and the Amendment contain the identical substantive proscription.

lien upon a nuclear facility need not be a licensee if the secured creditor exercises its rights in compliance with and subject to NRC law and regulations and the restrictions applicable to the facility licensee. One such regulation mandates a license condition which prohibits a licensee from transferring any rights under its license, ". . . directly or indirectly, through transfer of control of the license to any person . . ." without NRC approval. 10 C.F.R.
(S) 50.54(c). Taken together, sections 50.54(c) and 50.81 prohibit a licensee from transferring its rights under a license, or control of the license, to an unlicensed secured creditor, and prohibit the unlicensed secured creditor from taking possession of its secured interest in a nuclear facility or otherwise exercising control over the activities authorized or required by the license.

      The Amendment specifically states that "[f]or purposes of this condition [limiting the lessor from exercising control over the licenses,] the limitations in 10 C.F.R. 50.81 . . . are fully applicable to the lessor . . ." It is thus reasonable to conclude that, if the lessor does not take possession of the Undivided Interest and is in compliance with the provisions of 10 C.F.R. (S) 50.81, the existence and the exercise of the provisions in the Reimbursement Agreement are not inconsistent with the Amendment's prohibition of "exercising directly or indirectly any control over the licenses." The LOC Bank, the Administrating Banks and the Participating Banks have even less ability to exercise control over the license during normal performance of the transaction; and thus, unless the Banks at some point in the future obtain and take possession of a secured interest in the facility, there is no need for further licensing. Under present conditions, no other action by the NRC is required in connection with the performance of the Reimbursement Agreement.

      No other filing with the NRC is required in connection with the execution and delivery of the Reimbursement Agreement. With respect to performance, no other filing is required unless (a) the performance entails exercise of a condition in such a manner as to exercise "directly or indirectly control over the licenses," as discussed above, or (b) a filing is necessary to satisfy the notification requirements in the Amendment. Those requirements are that the lessee (licensee) must "notify the NRC in writing prior to any change in: (i) the terms or conditions of any lease agreements executed as part of this transaction, (ii) the BVPS Operating Agreement, (iii) the existing property insurance coverage for the BVPS, Unit 2, and (iv) any action by the lessor or others that may have an adverse effect on the safe operation of the facility."

      3.   Actions Required to Maintain Non-licensee Status

      Unless the LOC Bank, Administrating Banks or Participating Banks seek to engage in an activity which the NRC deems to be exercising control over the licenses, no action is necessary under the Amendment as it now exists to maintain their status as non-licensees. In the event a person or the NRC should question or challenge the continued right of the LOC Bank, the Administrating Bank and the Participating Banks to maintain their non-licensed status, the Banks may wish to take actions in their defense. We are unaware of any existing facts or circumstances which the NRC would deem to be exercising control over the licenses.

      4. License and Reporting Obligations of the LOC Bank, the Administrating Banks and the Participating Banks

      The Amendment includes the condition that the "lessor and anyone else who may acquire an interest under these transactions are prohibited from exercising directly or indirectly any control over the licenses of the BVPS, Unit 2," and therefore concludes that the sale-leaseback transactions "shall have no effect on the license for the Beaver Valley facility throughout the term of the license." The SECY-85-367 staff recommendation adopted by the Commission's December 12, 1985 Order further states:

        [W]here as here, the sale of the facility is simply a step in a transaction involving only the refinancing of capital, and where the investor owner only serves in a passive role with no authority or control over the nuclear facility, the Staff can perceive of no regulatory purpose which would be served by an interpretation of Section 101 of the Atomic Energy Act [the source of the NRC's licensing authority], which requires the licensing of such financial investors . . .

      The effect of this analysis, the NRC Order, and the Amendment is that the LOC Bank, the Administrating Banks and the Participating Banks are not required to become licensees during the Lease Term and therefore will incur no obligation as licensees during that period. By the same token, we believe that the Company as lessee of the Undivided Interest from the Owner Trustee, will remain during the Lease Term the relevant licensee under Facility Operating License No. NPF-73 subject to all applicable license obligations with respect to the management and operation of BVPS Unit 2. Such licensee obligations include the costs and responsibilities of decommissioning the facility.

      In addition, it is our opinion that the LOC Bank, the Administrating Banks and the Participating Banks have no reporting obligations during the Lease Term under any nuclear-related law or regulation. With one exception, such reporting obligations are limited to licensees or holders of construction permits for nuclear facilities. The exception is Section 206 of the Energy Reorganization Act of 1974, 42 U.S.C. (S) 5846, which provides that each director and "responsible officer" of any firm "constructing, owning, operating, or supplying the components of any facility or activity which is licensed or otherwise regulated" by the NRC, "who obtains information reasonably indicating that such facility or activity or basic components supplied to such facility" fails to comply with nuclear laws or regulations relating to substantial safety hazards or contains a defect that could create a substantial safety hazard, shall immediately notify the NRC of the failure to comply or the defect. Although the literal language of Section 206 would encompass even unlicensed owners of nuclear facilities, the NRC regulations implementing this provision (10 C.F.R.
Part 21) make clear that its reporting requirements extend only to licensees and to firms (including directors and responsible officers thereof) that construct, or supply basic components to, licensed facilities. 10 C.F.R. (S) 21.2. Just as the NRC Order in this case reflects the Commission's understanding that the language of Section 101 of the Atomic Energy Act does not require licensing of the passive investor owner for its ownership interest in a nuclear facility,
Part 21 of the NRC Regulations reflects the Commission's understanding that the reporting requirements established by Section 206 were not intended to reach passive investors or lenders and make sense only if applied to those persons actually involved in the management, operation or construction of a nuclear facility or in the supply of basic components for such facilities. Accordingly, it is our opinion that neither Section 206 nor its implementing regulations would impose any reporting requirements on the LOC Bank, the Administrating Banks or the Participating Banks during the Lease Term.

      5.   The Price-Anderson Act

      Section 170 of the Price-Anderson Act, in its present form, requires "licensees" of nuclear facilities to maintain financial protection in specified amounts against "public liability" for "nuclear incidents" (as that term is defined in the Price-Anderson Act, 42 U.S.C. (S) 2014(q)), which protection includes mandatory insurance coverage, retroactive premium assessments, and surcharges. 42 U.S.C. (S) 2210(a), (b), & (o)(1)(E). The Price-Anderson Act also protects all "persons indemnified" against public liability for nuclear incidents beyond the sum of the amount covered by the required financial protection (including surcharges) and the limits of indemnification provided by the NRC, 42 U.S.C. (S) 2210(e), but does not preclude Congress from enacting revenue measures applicable to NRC licensees to fund actions for full compensation of all public liability claims, 42 U.S.C. (S) 2210(e)(3). The Act defines the term "person indemnified" to include both persons who are required to maintain financial protection, i.e., licensees, and "any other person who may be liable for public liability." 42 U.S.C. (S) 2014(t). The term "public liability," in turn, is defined to mean "any legal liability
                                                      ---
arising out of or resulting from a nuclear incident or precautionary evacuation" (emphasis added), except for workers' compensation claims of persons employed at the site where the incident occurs, claims arising out of an act of war, and claims relating to loss of, or damage to, or loss of use of property located at the site of and used in connection with the activity where the incident occurs. 42 U.S.C. (S) 2014(w).

      In light of the Amendment holding that the Company remains the licensee of the BVPS, Unit 2 during the Lease Term, in our opinion the LOC Bank, the Administrating Banks and the Participating Banks will have no obligation under the Price-Anderson Act or its implementing regulations to maintain financial protection during the Lease Term. In addition, the terms of the Act described above extend full financial protection to the Banks against public liability for nuclear incidents.

                                     * * *

      In summary, it is our opinion that: (1) the Amendment is valid and binding subject only to reconsideration at the initiative of the NRC or some other person under Sections 2.202, 2.204 or 2.206 of the NRC's Rules of Practice; (2) no further action by the NRC is required in connection with the execution, delivery and performance by the Company of the Reimbursement Agreement so long as the conditions of the Amendment are adhered to, and no further filing with the NRC is required except as required by the conditions of the Amendment; (3) no further action by the NRC is required to maintain the non-licensee status of the LOC Bank, the Administrating Banks and the Participating Banks; (4) under the terms of the NRC Order and under a proper reading of Section 101 of the Atomic Energy Act and its implementing regulations in their present form, the LOC Bank, the Administrating Banks and the Participating Banks do not have any license or reporting obligations during the Lease Term under any nuclear-related law or regulation; and (5) the Price-Anderson Act in its present form protects the LOC Bank, the Administrating Banks and the Participating Banks against financial exposure from any liability for nuclear incidents and does not require the Banks to maintain financial protection during the Lease Term against liability for such nuclear incidents.

      The information set forth herein is as of the date of this letter, and we disclaim any undertaking to advise you of changes which thereafter may be brought to our attention. This opinion is being delivered to you in connection with the transactions described herein and without our prior written consent may not be relied upon for any other purpose, or with respect to any other transactions, or by persons other than yourselves, your successors, and your assigns.

                                       Sincerely,

                                       SHAW, PITTMAN, POTTS &
                                         TROWBRIDGE



                                       By
                                         ---------------------------

                                                                       EXHIBIT G



                FORM OF OPINION OF SPECIAL NEW YORK COUNSEL FOR
                   THE LOC BANK AND THE ADMINISTRATING BANKS



[Date of Issuance of the
 Letters of Credit]



To the Persons listed on Schedule A
 hereto



                             Duquesne Light Company


Ladies and Gentlemen:

      We have acted as special New York counsel to Swiss Bank Corporation, acting through its New York Branch (the "LOC Bank"), in connection with the preparation, execution and delivery of the Reimbursement Agreement, dated as of October 1, 1994 (the "Reimbursement Agreement"), among Duquesne Light Company (the "Company"), the LOC Bank, Union Bank and Swiss Bank Corporation, New York Branch, as the administrating banks (the "Administrating Banks"), and the Participating Banks named therein, and the issuance by the LOC Bank of its Irrevocable Transferable Letters of Credit Nos. S546733, S546734, S546735, S546736, S546737, S546738 and S546739, each dated October ___, 1994 (the
"Letters of Credit"). Capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Reimbursement Agreement.

      As such counsel, we have examined the originals, or copies identified to our satisfaction, of the Reimbursement Agreement and the Letters of Credit and such other certificates, documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have relied, without independent investigation, on such records, certificates, documents, agreements and instruments.

      Our opinions expressed below are limited to the law of the State of New York and the Federal law of the United States of America, and we do not express any opinion herein concerning any other law. With respect to matters dependent on Swiss law, we have, with your permission, assumed the correctness of, have made no investigation of the matters covered by, and our opinion is in all respects subject to the conditions and qualifications set forth in, the opinion dated the date hereof of Oskar Morikofer, Swiss counsel to Swiss Bank Corporation, a copy of which is attached hereto. Further, we express no opinion as to the applicability of, or any party's compliance with, the Federal securities laws or any state securities or "blue sky" laws.

      Based upon and subject to the foregoing, and subject to the exceptions, qualifications and assumptions set forth herein, we are of the opinion that:

           1. The LOC Bank is duly licensed by the Superintendent of Banks of the State of New York as a New York branch of Swiss Bank Corporation, in accordance with the provisions of Article V of the Banking Law of the State of New York (the "New York Banking Law"). The LOC Bank has the power and authority under Article V of the New York Banking Law to issue the Letters of Credit.

           2. Each of the Letters of Credit has been duly issued, executed and delivered and constitutes the valid and legally binding obligation of the LOC Bank, enforceable against the LOC Bank in accordance with its terms, except as such enforcement may be limited by (a) applicable bankruptcy, composition, receivership, conservatorship, insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar laws affecting the enforcement of the rights of creditors generally as such laws may be applied in the event of any bankruptcy, composition, receivership, conservatorship, insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar proceeding relating to the LOC Bank or its assets, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              3. Upon proper and timely presentation to the LOC Bank of a draft and other documents in strict conformity with a Letter of Credit, the LOC Bank would be obligated to honor the draft in accordance with the terms of such Letter of Credit, notwithstanding any bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar proceeding relating to the Company or its assets. We point out, however, that bankruptcy courts are courts of equity and that, in the exercise of their equity powers, courts have in the past in certain circumstances temporarily restrained and preliminarily enjoined payments under letters of credit. However, in our opinion, any such proceeding would not, in and of itself, be the proper basis for a court to enjoin permanently such payment.

           4. In the event that a final, conclusive and enforceable judgment granting recovery of a sum of money (other than a judgment for taxes, a fine, or other penalty) is rendered by a Swiss court against Swiss Bank Corporation based on any Letter of Credit, the courts of the State of New York would recognize such judgment pursuant to Section 5303 of the New York Civil Practice Law and Rules, except as provided in Section 5304 of the New York Civil Practice Law and Rules.

           5. The execution, delivery and performance by the LOC Bank of the Letters of Credit do not violate any law, rule or regulation applicable to the LOC Bank, except for such violations if any as do not adversely affect
      (a) the enforceability of each Letter of Credit against the LOC Bank in accordance with its terms or (b) the obligation of the LOC Bank to honor any draft in accordance with the terms of a Letter of Credit upon proper and timely presentation thereof, together with other documents, to the LOC Bank in strict conformity with such Letter of Credit.

           6. The Courts of the State of New York may properly exercise personal jurisdiction over the LOC Bank in an action or proceeding arising out of a default in the performance by the LOC Bank of its obligations under a Letter of Credit, and such personal jurisdiction in respect of the LOC Bank would continue notwithstanding the failure of the LOC Bank to maintain an office in the State of New York.

                                               Very truly yours,



PKS:GDP:sjg

                                   SCHEDULE A


Mission Funding Gamma
c/o Mission First Financial
18101 Von Karman, Suite 800
Irvine, California  92715-1046


Palo Verde Leasing Corporation
One First National Plaza, Suite 0502
Chicago, Illinois  60670


Beaver Valley Leasing Corporation
c/o Mellon Financial Services
Room 151-4444
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258


Resources Capital Financing Corporation
The Legal Center
One Riverfront Plaza, 9th Floor
Newark, New Jersey  07102


PNC Commercial Corp.
c/o PNC Leasing Corp.
Two PNC Plaza, 13th Floor
620 Liberty Avenue
Pittsburgh, Pennsylvania  15265


Beaver Valley Two Omega Limited Partnership
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103


Beaver Valley Two Omega, Inc.
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

NationsBanc Leasing Corporation
(f/k/a Sovran Leasing Corporation)
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255


Beaver Valley Two Tau Limited Partnership
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103


Beaver Valley Two Tau, Inc.
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103


NationsBanc Leasing Corporation
(f/k/a Commerce Union Bank)
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255

                                                                       EXHIBIT H

               FORM OF OPINION OF SWISS COUNSEL FOR THE LOC BANK


                                                          TO EACH OF THE PERSONS
                                                          LISTED IN SCHEDULE A
                                                          ATTACHED HERETO


Dear Sirs:

I am a Legal Adviser and a First Vice President of Swiss Bank Corporation (the "Bank") and I am a member in good standing of the Bar of the Canton of Thurgau, Switzerland. With respect to the Reimbursement Agreement (the "Reimbursement Agreement"), between the Bank's New York Branch (the "Branch") as LOC Bank, Duquesne Light Company, Union Bank and the Branch, as Administrating Banks, and the Participating Banks named therein, pursuant to which the Branch has issued Letters of Credit Nos. S546733, S546734, S546735, S546736, S546737, S546738 and
S546739 (the "Letters of Credit"), I have examined or have had examined originals or copies of such documents, corporate records and other instruments as I have deemed necessary or advisable for purposes of this opinion. In rendering this opinion I have relied as to certain matters on information obtained from public records, officers of the Bank and other sources believed by me to be responsible and have assumed that the signatures on all documents examined by me are genuine, an assumption which I have not independently verified.

Based upon the foregoing, I am of the opinion that:

      1. The Bank is a banking corporation duly organized and validly existing under the laws of Switzerland and the Bank has the corporate power under Swiss law to execute, deliver and perform the Letters of Credit. The Bank is a private corporation not affiliated with the Swiss government and is subject to the jurisdiction of Swiss courts on the same basis as other private corporations.

      2. Each Letter of Credit has been duly authorized by the Bank and, assuming that each Letter of Credit constitutes the legal, valid and binding obligation of the Bank, acting through the Branch, in accordance with New York law, it will, when duly executed and delivered by the Branch, constitute the legal, valid and binding obligation of the Bank enforceable against the Bank acting through the Branch in accordance with its terms.

      3. Each Letter of Credit is enforceable in accordance with its terms against the Bank's head office in Switzerland if the Branch defaults in its obligations under such Letter of Credit or the Bank ceases to have a presence in New York.

      4. The choice of the law of the State of New York to govern the Letters of Credit is valid under the laws of Switzerland and a court in Switzerland would uphold such choice of law in a suit or other proceeding on such Letter of Credit brought in a court of Switzerland, provided that the application of such law to the case would not result in a contravention of Swiss public policy.

      5. Any final and conclusive judgement for a fixed and definite sum obtained against the Branch in any competent U.S. Federal or State court having jurisdiction over the Branch in respect of any suit, action or proceeding against the Branch for the enforcement of any Letter of Credit will, upon request, be declared valid and enforceable against the Bank by the competent courts at the legal domicile of the Bank in Basel, Switzerland, without relitigation of the matters adjudicated, provided that its contents are not contrary to, and the judgement has not been rendered in violation of, Swiss public policy and provided that due process was not denied and the same subject matter was not first brought or earlier adjudicated in another court.

      6. The opinion expressed in paragraphs 2 and 3 are subject to the following qualification: such enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the rights of creditors against the Bank generally, from time to time in effect, as the same would apply in the event of the bankruptcy, insolvency, liquidation or reorganization of, or other similar occurrence with respect to, the Bank or in the event of a moratorium or similar occurrence affecting the Bank.

      7. With respect to paragraphs 4 and 5 of this opinion it can be stated as a general rule that judgements of U.S. Federal courts and courts of the State of New York rendered in application of the law of the State of New York are enforceable in Switzerland and, with the exception of judgements awarding treble or punitive damages or judgements rendered against a defendant domiciled outside the U.S.A. upon whom service of process or of pleadings was not made by way of legal assistance by the local authorities, I know of no reason why such judgements would be a violation of Swiss public policy or the rules of due process of law prevailing in Switzerland.

      8. The obligations of the Bank under the Letters of Credit rank pari passu with all deposits and other unsecured obligations of the Bank, except that the bankruptcy law of Switzerland provides for a number of priorities, the most material of which are (a) employment wage claims, (b) social security claims and (c) the claims of "savings depositors" in the amount of up to 10,000.-- Swiss Francs per depositor.

      9. No license, consent or approval of, or registration with, any governmental department, agency, commission or regulatory authority of Switzerland is required in connection with the execution, delivery or performance of the Letters of Credit by the Bank, acting through the Branch, to make each Letter of Credit fully enforceable in accordance with its respective terms.

      10. No stamp duty or similar tax is currently payable to any governmental authority in Switzerland in respect of the issuance, execution, delivery or effectiveness of the Letters of Credit, and the Bank is not required to make any deduction or withholding from any payment it may make thereunder.

I express no opinion as to any matters governed by any laws other than the laws of Switzerland.

This opinion may not be used or relied upon by or published or communicated to any party other than the addressees hereof for any purpose whatsoever without my prior written approval in each instance.

                                     Very truly yours,



                                     O. Morikofer
                                     Legal Adviser

                                   SCHEDULE A


Mission Funding Gamma
c/o Mission First Financial
18101 Von Karman, Suite 800
Irvine, California  92715-1046

Attention:  Manager of Finance


Palo Verde Leasing Corporation
One First National Plaza, Suite 0502
Chicago, Illinois  60670

Attention:  William Kusack


Beaver Valley Leasing Corporation
c/o Mellon Financial Services
Room 151-4444
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258

Attention:  Ms. Mary E. Shancey


Resources Capital Financing Corporation
The Legal Center
One Riverfront Plaza, 9th Floor
Newark, New Jersey  07102

Attention:  Eileen A. Moran, Chairman of the Board


PNC Commercial Corp.
c/o PNC Leasing Corp.
Two PNC Plaza, 13th Floor
620 Liberty Avenue
Pittsburgh, Pennsylvania  15265

Attention:  Ms. Karen Kirsch, Vice President

Beaver Valley Two Omega Limited Partnership
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


Beaver Valley Two Omega, Inc.
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.


NationsBanc Leasing Corporation
(f/k/a Sovran Leasing Corporation)
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255

Attention:  Ms. Rhonda Shafer


Beaver Valley Two Tau Limited Partnership
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.

Beaver Valley Two Tau, Inc.
c/o Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103

Attention:  Judson J. Wambold, Esq.

NationsBanc Leasing Corporation
(f/k/a Commerce Union Bank)
100 North Tryon Street
NC1007-12-01
Charlotte, North Carolina  28255

Attention:  Ms. Rhonda Shafer

                                                                       EXHIBIT I



                          FORM OF ASSIGNMENT AGREEMENT


                         Dated _________________, 19__


      Reference is made to the Reimbursement Agreement, dated as of October 1, 1994 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Agreement"; unless otherwise defined herein terms defined in the Agreement are used herein with the same meaning), among Duquesne Light Company (the "Company"), Swiss Bank Corporation, New York Branch ("Swiss Bank Corporation"), as LOC Bank (the "LOC Bank"), Union Bank and Swiss Bank Corporation, as Administrating Banks, and the Participating Banks named therein and from time to time parties thereto. Pursuant to the Agreement, ______________ (the "Assignor") has acquired a participation from the LOC Bank in and to each Letter of Credit.

      The Assignor and ________________ (the "Assignee") agree as follows:

      1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor, that portion set forth in Section 1(c) of
Schedule 1 hereto (the "Assigned Interest") of the Assignor's rights and obligations under the Agreement, including, without limitation, the participation acquired by the Assignor pursuant to Section 5 of the Agreement in respect of unreimbursed amounts owing from time to time to the LOC Bank and unreimbursed amounts outstanding on the Effective Date. Such Assigned Interest represents the percentage interest specified in Section 2(b) of Schedule 1 of all outstanding rights and obligations of the Participating Banks under the Agreement, and, after giving effect to such sale and assignment, the Assignee's and Assignor's Participation Percentages will be as set forth in Sections 2(b) and 2(c), respectively, of Schedule 1. The effective date of this sale and assignment shall be the date specified in Section 3 of Schedule 1 (the "Effective Date").

      2. On the Effective Date, the Assignee will pay to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, an amount equal to (1) the aggregate amount of unreimbursed letter of credit payments outstanding (as set forth in Section 1 of Schedule 1) times (2) the Assigned Interest. From and after the Effective Date, the

Assignor agrees that the Assignee shall be entitled to all rights, powers and privileges of the Assignor under the Agreement to the extent of the Assigned Interest, including without limitation (i) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether on account of reimbursements, principal, interest, fees, indemnities in respect of claims arising after the Effective Date, increased costs, additional amounts or otherwise; (ii) the right to vote and to instruct the Administrating Banks and the LOC Bank under the Agreement based on the Assigned Interest; (iii) the right to set-off and to appropriate and apply deposits of the Company as set forth in the Agreement; and (iv) the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Company, the Administrating Banks or otherwise) in the same funds in which such amount is received by the Assignor.

      3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, the Transaction Documents, the Financing Documents or the Refinancing Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the Transaction Documents, the Financing Documents, the Refinancing Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its obligations under the Agreement or under the Transaction Documents, Financing Documents or Refinancing Documents to which it is, or is to be, a party, or any other instrument or document furnished pursuant thereto.

      4. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in
Section 10(g) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Administrating Banks, the LOC Bank, the Assignor or any other Participating Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Administrating Banks to take such action as agents on its behalf and to exercise such powers under the Agreement as are delegated to the

Administrating Banks by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Participating Bank.

      5. Following the execution of this Assignment, it will be delivered to Union Bank, as Administrating Bank, for acceptance. Upon such acceptance and receipt of the consents of the LOC Bank and the Company required pursuant to
Section 23(b) of the Agreement (which shall be evidenced by the LOC Bank's and the Company's execution of this Assignment on the appropriate spaces on Schedule
1), as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Participating Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Agreement.

      6. Upon such acceptance and consent, from and after the Effective Date, each Administrating Bank and the LOC Bank shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee at its address set forth on Schedule 1 hereto. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

      7. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                                  Schedule 1
                                      to
                           Participation Assignment
                           Dated ____________, 19__


Section 1.
----------

         (a)  Total Unreimbursed
               Payments:                     $__________
         (b)  Assigned Interest:/1/           __________%

Section 2.
----------

         (a)  Assignor's Participation
               Percentage (immediately
               prior to the effectiveness
               of this Assignment)            ___________%
         (b)  Assignee's Participation
               Percentage/2/ (upon the
               effectiveness of this
               Assignment)                    ___________%
         (c)  Assignor's Participation
               Percentage/2/ (upon
               the effectiveness of
               this Assignment)               ___________%

Section 3.
----------

         Effective Date: __________, 19__


                              [NAME OF ASSIGNOR]


                              By:______________________________
                               Title:

----------------------
 /1/  Specify percentage to no more than 8 decimal points.

 /2/ The sum of the percentages set forth in Section 2(b) and (c) shall equal the percentage set forth in Section 2(a).

                                                                               5
                              [NAME OF ASSIGNEE]


                              By:______________________________
                                Title:

                              Address for Notice:

                              [Address]
                              Telephone:__________________
                              Telex:_______________________
                              Telecopy:___________________
                              Attention:___________________

                              Account for Payment:

                              [Address]
                              Telephone:__________________
                              Telex:_______________________
                              Telecopy:___________________
                              Attention:___________________
                              Account No.:________________



Consented to this ___ day
of ______________, 19___

SWISS BANK CORPORATION,
 NEW YORK BRANCH,
 as LOC Bank

By:__________________________
 Title:

Consented to this ___ day
of ______________, 19___

DUQUESNE LIGHT COMPANY

By:__________________________
 Title:

Accepted this ___ day
of _____________, 19___

UNION BANK,
as Administrating Bank



By:__________________________
  Title: